UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-03583

Fidelity Mt. Vernon Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2022

Item 1.

Reports to Stockholders

Fidelity® Growth Company Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Company Fund	-29.90%	14.75%	17.12%
Class K	-29.85%	14.85%	17.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund, a class of the fund,  on November 30, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

70,000
60,000
50,000
40,000
30,000
20,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$48,556 Fidelity® Growth Company Fund
$39,328 Russell 3000® Growth Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Portfolio Manager Steven Wymer:
For the fiscal year, the fund's share classes returned about -30%, underperforming the -21.59% result of the benchmark Russell 3000 ® Growth Index. Versus the benchmark, security selection was the primary detractor, especially within information technology. Weak picks in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's relative result. Also hindering performance was stock selection and an overweighting in consumer discretionary. The biggest individual relative detractor was an overweight position in Nvidia (-48%). Nvidia was among the fund's largest holdings. The fund's position in Shopify returned roughly -72% and detracted. We reduced our non-benchmark investment in the company the past year. Another notable relative detractor was an overweighting in Wayfair (-85%). Conversely, the top contributor to performance versus the benchmark was an overweighting in energy. Strong picks in the communication services sector, especially within the media & entertainment industry, also boosted the fund's relative performance. Also boosting the fund's relative result was an overweighting in the health care sector, primarily driven by the pharmaceuticals, biotechnology & life sciences industry. The biggest individual relative contributor was an overweight position in Hess (+96%). Hess was among the biggest holdings at period end. Also adding value was our lighter-than-benchmark stake in Meta Platforms, which returned about -64%. The company was among the fund's largest holdings this period. Another notable relative contributor was an outsized stake in Karuna Therapeutics (+84%). Notable changes in positioning include increased exposure to the health care sector and a lower allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	11.6
NVIDIA Corp.	7.3
Microsoft Corp.	6.1
Amazon.com, Inc.	5.4
Alphabet, Inc. Class A	5.1
lululemon athletica, Inc.	4.3
Alphabet, Inc. Class C	2.9
Salesforce.com, Inc.	1.7
Tesla, Inc.	1.6
Hess Corp.	1.2
47.2

Market Sectors (% of Fund's net assets)

Information Technology	38.7
Consumer Discretionary	20.0
Health Care	15.0
Communication Services	9.8
Industrials	5.2
Consumer Staples	3.9
Energy	3.4
Financials	1.7
Materials	1.6
Real Estate	0.3
Utilities	0.1

Asset Allocation (% of Fund's net assets)

Foreign investments - 4.9%

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 97.1%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 9.6%
Diversified Telecommunication Services - 0.0%
Starry Group Holdings, Inc. Class A (a)(b)	6,199,221	1,165
Entertainment - 0.7%
Netflix, Inc. (a)	794,660	242,792
Roblox Corp. (a)(b)	275,791	8,762
Roku, Inc. Class A (a)(b)	405,135	24,053
The Walt Disney Co. (a)	158,761	15,538
		291,145
Interactive Media & Services - 8.3%
Alphabet, Inc.:
Class A (a)	21,570,884	2,178,444
Class C (a)	12,291,212	1,246,943
Epic Games, Inc. (a)(c)(d)	51,800	43,867
Meta Platforms, Inc. Class A (a)	520,466	61,467
Snap, Inc. Class A (a)	814,089	8,393
Zoominfo Technologies, Inc. (a)	214,540	6,136
		3,545,250
Media - 0.0%
The Trade Desk, Inc. (a)	55,591	2,899
Wireless Telecommunication Services - 0.6%
T-Mobile U.S., Inc. (a)	1,689,269	255,857
TOTAL COMMUNICATION SERVICES		4,096,316
CONSUMER DISCRETIONARY - 19.7%
Auto Components - 0.0%
Mobileye Global, Inc. (b)	365,585	10,423
Automobiles - 2.1%
Neutron Holdings, Inc. (a)(c)(d)	1,546,251	33
Rad Power Bikes, Inc. (a)(c)(d)	1,182,568	5,156
Rivian Automotive, Inc. (b)	6,092,898	195,216
Tesla, Inc. (a)	3,602,796	701,464
		901,869
Hotels, Restaurants & Leisure - 1.3%
Airbnb, Inc. Class A (a)	397,321	40,582
Booking Holdings, Inc. (a)	92,964	193,314
Chipotle Mexican Grill, Inc. (a)	37,763	61,439
Dutch Bros, Inc. (a)(b)	133,247	5,029
Expedia, Inc. (a)	213,767	22,839
Marriott International, Inc. Class A	440,429	72,825
McDonald's Corp.	2,834	773
Penn Entertainment, Inc. (a)	2,019,238	71,057
Shake Shack, Inc. Class A (a)	65,060	3,422
Sonder Holdings, Inc. (a)(b)	5,764,846	10,204
Sonder Holdings, Inc.:
rights (a)(d)	53,749	38
rights (a)(d)	53,749	32
rights (a)(d)	53,749	28
rights (a)(d)	53,749	24
rights (a)(d)	53,749	21
rights (a)(d)	53,748	19
Starbucks Corp.	455,684	46,571
Sweetgreen, Inc. Class A	1,332,917	19,101
Yum China Holdings, Inc. (b)	453,909	25,019
		572,337
Household Durables - 0.3%
Lennar Corp. Class A	1,357,521	119,231
Purple Innovation, Inc. (a)(b)	3,370,483	17,021
		136,252
Internet & Direct Marketing Retail - 6.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	191,500	16,768
Amazon.com, Inc. (a)	23,816,501	2,299,245
Etsy, Inc. (a)	84,514	11,163
JD.com, Inc. sponsored ADR	82,759	4,732
Lyft, Inc. (a)	1,647,134	18,481
Ozon Holdings PLC ADR (a)(b)(d)	20,942	44
Pinduoduo, Inc. ADR (a)	151,566	12,434
Revolve Group, Inc. (a)(b)	1,893,696	50,031
RumbleON, Inc. Class B (a)	590,286	4,504
Uber Technologies, Inc. (a)	4,822,341	140,523
Wayfair LLC Class A (a)(b)	3,415,980	125,162
Zomato Ltd. (a)	31,811,600	25,929
		2,709,016
Multiline Retail - 0.6%
Dollar General Corp.	287,849	73,597
Dollar Tree, Inc. (a)	221,623	33,308
Ollie's Bargain Outlet Holdings, Inc. (a)	1,870,203	113,895
Target Corp.	134,178	22,417
		243,217
Specialty Retail - 2.6%
Fanatics, Inc. Class A (a)(c)(d)	730,532	55,645
Five Below, Inc. (a)	215,217	34,620
Floor & Decor Holdings, Inc. Class A (a)	169,269	12,633
Lowe's Companies, Inc.	1,332,837	283,295
RH (a)	106,495	30,546
Ross Stores, Inc.	183,307	21,570
The Home Depot, Inc.	972,130	314,960
TJX Companies, Inc.	4,193,979	335,728
		1,088,997
Textiles, Apparel & Luxury Goods - 6.4%
Canada Goose Holdings, Inc. (a)(b)	1,164,452	21,815
Crocs, Inc. (a)	441,725	44,614
Deckers Outdoor Corp. (a)	604,367	241,070
Li Ning Co. Ltd.	931,861	7,489
lululemon athletica, Inc. (a)	4,865,224	1,850,293
NIKE, Inc. Class B	1,143,404	125,420
On Holding AG (a)(b)	4,882,593	94,820
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	7,090,843	299,021
Tory Burch LLC:
Class A (a)(c)(d)(e)	950,844	28,539
Class B (a)(c)(d)(e)	324,840	10,548
		2,723,629
TOTAL CONSUMER DISCRETIONARY		8,385,740
CONSUMER STAPLES - 3.8%
Beverages - 1.6%
Celsius Holdings, Inc. (a)	212,987	23,714
Constellation Brands, Inc. Class A (sub. vtg.)	154,752	39,825
Keurig Dr. Pepper, Inc.	1,948,261	75,339
Monster Beverage Corp. (a)	1,444,821	148,614
PepsiCo, Inc.	631,540	117,157
The Coca-Cola Co.	4,343,069	276,263
		680,912
Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	437,715	236,038
Kroger Co.	628,902	30,936
Performance Food Group Co. (a)	340,919	20,789
Sysco Corp.	393,666	34,056
Walmart, Inc.	100,288	15,286
		337,105
Food Products - 0.6%
Archer Daniels Midland Co.	358,224	34,927
Bunge Ltd.	770,884	80,819
Darling Ingredients, Inc. (a)	595,118	42,747
Kellogg Co.	315,883	23,044
Mondelez International, Inc.	285,056	19,273
The Hershey Co.	152,752	35,923
The Real Good Food Co. LLC:
Class B (d)	616,906	0
Class B unit (f)	616,906	4,411
The Real Good Food Co., Inc.	52,708	377
		241,521
Household Products - 0.3%
Church & Dwight Co., Inc.	195,324	15,991
Colgate-Palmolive Co.	313,134	24,262
Procter & Gamble Co.	693,797	103,487
		143,740
Personal Products - 0.1%
Olaplex Holdings, Inc. (a)	3,986,454	23,799
The Beauty Health Co. (a)(b)	1,156,139	12,428
The Beauty Health Co. (a)(c)	2,884,717	31,011
		67,238
Tobacco - 0.4%
JUUL Labs, Inc. Class A (a)(c)(d)	44,067	197
Philip Morris International, Inc.	1,721,308	171,563
		171,760
TOTAL CONSUMER STAPLES		1,642,276
ENERGY - 3.4%
Energy Equipment & Services - 0.5%
Baker Hughes Co. Class A	878,719	25,500
Halliburton Co.	2,833,072	107,345
Schlumberger Ltd.	1,849,450	95,339
		228,184
Oil, Gas & Consumable Fuels - 2.9%
Cameco Corp. (b)	1,469,876	35,836
ConocoPhillips Co.	177,409	21,912
Devon Energy Corp.	647,031	44,335
EOG Resources, Inc.	1,006,539	142,858
EQT Corp.	375,735	15,935
Exxon Mobil Corp.	128,654	14,324
Hess Corp.	3,620,383	521,009
Occidental Petroleum Corp.	726,470	50,482
Phillips 66 Co.	206,415	22,384
Pioneer Natural Resources Co.	411,308	97,065
Range Resources Corp.	3,370,558	97,308
Reliance Industries Ltd.	2,745,038	92,407
Valero Energy Corp.	465,522	62,203
		1,218,058
TOTAL ENERGY		1,446,242
FINANCIALS - 1.6%
Banks - 0.5%
Bank of America Corp.	2,481,335	93,919
HDFC Bank Ltd. sponsored ADR	1,182,906	83,478
JPMorgan Chase & Co.	267,999	37,032
Wells Fargo & Co.	150,237	7,204
		221,633
Capital Markets - 0.7%
BlackRock, Inc. Class A	119,052	85,241
Charles Schwab Corp.	2,597,203	214,373
		299,614
Consumer Finance - 0.1%
Discover Financial Services	80,357	8,707
Diversified Financial Services - 0.3%
Adimab LLC (a)(c)(d)(e)	3,162,765	127,428
Ant International Co. Ltd. Class C (a)(c)(d)	2,440,816	3,954
		131,382
TOTAL FINANCIALS		661,336
HEALTH CARE - 14.1%
Biotechnology - 7.4%
4D Pharma PLC (a)(b)(d)	2,535,166	509
AbbVie, Inc.	385,499	62,135
Absci Corp. (a)(b)	4,138,840	10,347
ACADIA Pharmaceuticals, Inc. (a)	3,222,689	50,209
ADC Therapeutics SA (a)	231,229	846
Akouos, Inc. (a)(f)	362,038	4,811
Akouos, Inc. (CVR) (d)	892,408	705
Alector, Inc. (a)	1,225,368	10,403
Allovir, Inc. (a)	2,157,670	16,204
Alnylam Pharmaceuticals, Inc. (a)	2,116,300	466,835
Ambrx Biopharma, Inc. ADR (a)	339,796	166
Amgen, Inc.	351,035	100,536
Arcutis Biotherapeutics, Inc. (a)	701,330	12,084
Argenx SE ADR (a)	675,037	268,644
Arrowhead Pharmaceuticals, Inc. (a)	91,488	2,946
Ars Pharmaceuticals, Inc. (a)	1,365,153	8,491
Ascendis Pharma A/S sponsored ADR (a)	59,769	7,355
aTyr Pharma, Inc. (a)	1,012,631	2,187
Avidity Biosciences, Inc. (a)	947,297	11,027
Axcella Health, Inc. (a)	3,238,455	2,722
Beam Therapeutics, Inc. (a)(b)	323,402	14,938
BeiGene Ltd. ADR (a)	710,914	136,218
BioNTech SE ADR	13,908	2,323
BioXcel Therapeutics, Inc. (a)(b)	1,347,564	22,329
Caris Life Sciences, Inc. (c)(d)	926,826	5,190
Century Therapeutics, Inc. (a)	1,233,843	12,955
Cerevel Therapeutics Holdings (a)	5,805,534	168,128
Codiak Biosciences, Inc. (a)	1,474,259	1,017
Codiak Biosciences, Inc. warrants 9/15/27 (a)	380,700	51
CRISPR Therapeutics AG (a)(b)	598,000	32,764
Cyclerion Therapeutics, Inc. (a)	450,924	428
Cyclerion Therapeutics, Inc. (a)(c)	543,695	517
Day One Biopharmaceuticals, Inc. (a)	428,284	9,092
Denali Therapeutics, Inc. (a)	230,413	7,352
Deverra Therapeutics, Inc. (a)(d)	59,780	103
EQRx, Inc. (a)(g)	6,469,081	24,324
EQRx, Inc.:
rights (a)(d)	441,931	1,445
rights (a)(d)	189,399	504
Erasca, Inc. (a)	415,001	3,133
Evelo Biosciences, Inc. (a)(b)	4,810,224	10,053
Foghorn Therapeutics, Inc. (a)	962,503	6,497
Gemini Therapeutics, Inc. (a)(b)	129,390	223
Generation Bio Co. (a)	2,276,115	12,132
Immunocore Holdings PLC ADR (a)	282,144	17,721
Immunovant, Inc. (a)	593,521	7,781
Inhibrx, Inc. (a)(b)	511,823	15,344
Instil Bio, Inc. (a)	255,707	340
Intarcia Therapeutics, Inc. warrants 12/6/24 (a)(d)	156,370	0
Intellia Therapeutics, Inc. (a)	204,107	10,503
Invivyd, Inc. (a)(b)	4,884,128	11,038
Ionis Pharmaceuticals, Inc. (a)	6,921,149	282,314
Janux Therapeutics, Inc. (a)	499,247	6,810
Karuna Therapeutics, Inc. (a)	1,229,681	289,356
Kinnate Biopharma, Inc. (a)	242,867	1,924
Legend Biotech Corp. ADR (a)	1,072,169	55,227
Lexicon Pharmaceuticals, Inc. (a)	1,815,810	3,886
Lyell Immunopharma, Inc. (a)(b)	950,466	4,001
Moderna, Inc. (a)	635,240	111,745
Monte Rosa Therapeutics, Inc. (a)	889,412	7,542
Morphic Holding, Inc. (a)	1,091,518	30,039
Nuvalent, Inc. Class A (a)	1,450,599	47,696
Omega Therapeutics, Inc. (a)	1,271,439	8,900
ORIC Pharmaceuticals, Inc. (a)	979,490	3,516
Poseida Therapeutics, Inc. (a)	2,801,540	12,775
Protagonist Therapeutics, Inc. (a)	58,485	463
Prothena Corp. PLC (a)	615,689	38,487
PTC Therapeutics, Inc. (a)	957,457	39,725
Recursion Pharmaceuticals, Inc. (a)(b)	1,372,515	12,902
Regeneron Pharmaceuticals, Inc. (a)	270,593	203,405
Relay Therapeutics, Inc. (a)	623,054	11,576
Rigel Pharmaceuticals, Inc. (a)	1,735,384	1,165
Roivant Sciences Ltd. (a)	7,042,155	37,746
Rubius Therapeutics, Inc. (a)(b)	4,389,016	974
Sage Therapeutics, Inc. (a)	1,798,480	73,810
Saluda Medical Pty Ltd. warrants (a)(c)(d)	174,424	66
Sana Biotechnology, Inc. (a)(b)	644,891	3,218
Scholar Rock Holding Corp. (a)	1,685,741	13,098
Scholar Rock Holding Corp. warrants 12/31/25 (a)(c)	167,100	517
Seagen, Inc. (a)	42,853	5,202
Seres Therapeutics, Inc. (a)	5,799,376	37,696
Shattuck Labs, Inc. (a)	1,257,682	2,855
Sigilon Therapeutics, Inc. (a)	383,507	160
SpringWorks Therapeutics, Inc. (c)	457,500	9,956
SpringWorks Therapeutics, Inc. (a)	2,650,494	64,089
Synlogic, Inc. (a)	2,302,627	1,377
Tango Therapeutics, Inc. (a)	188,275	1,414
Taysha Gene Therapies, Inc. (a)	919,727	2,033
TG Therapeutics, Inc. (a)	1,459,966	12,877
Twist Bioscience Corp. (a)	800,302	21,888
Tyra Biosciences, Inc. (a)	157,576	1,105
uniQure B.V. (a)	274,107	7,253
UNITY Biotechnology, Inc. (a)(b)	244,083	671
UNITY Biotechnology, Inc. warrants 8/22/27 (a)	1,981,888	90
Vaxcyte, Inc. (a)	880,825	40,571
Vera Therapeutics, Inc. (a)	566,618	9,463
Vertex Pharmaceuticals, Inc. (a)	143,057	45,263
Verve Therapeutics, Inc. (a)	420,955	9,779
Vor Biopharma, Inc. (a)	352,998	1,624
Yumanity Therapeutics, Inc. (a)(g)	564,953	1,011
Zai Lab Ltd. ADR (a)	281,035	10,837
Zentalis Pharmaceuticals, Inc. (a)	690,774	15,280
		3,178,982
Health Care Equipment & Supplies - 3.3%
Abbott Laboratories	37,775	4,064
Blink Health LLC Series A1 (a)(c)(d)	173,460	6,709
DexCom, Inc. (a)	1,039,437	120,866
Figs, Inc. Class A (a)(b)	405,139	3,172
Insulet Corp. (a)	1,686,973	505,029
Intuitive Surgical, Inc. (a)	679,666	183,775
Novocure Ltd. (a)	4,718,471	362,567
Oddity Tech Ltd. (c)(d)	10,306	4,137
Outset Medical, Inc. (a)	1,436,912	30,290
Penumbra, Inc. (a)	4,866	1,019
Presbia PLC (a)(d)(g)	1,099,338	16
PROCEPT BioRobotics Corp. (a)	1,103,656	47,347
Shockwave Medical, Inc. (a)	528,962	134,145
		1,403,136
Health Care Providers & Services - 1.2%
Alignment Healthcare, Inc. (a)	1,707,945	22,716
AmerisourceBergen Corp.	62,159	10,610
Centene Corp. (a)	317,430	27,632
Guardant Health, Inc. (a)	399,664	20,918
Humana, Inc.	181,129	99,603
McKesson Corp.	81,919	31,267
Progyny, Inc. (a)	39,762	1,456
The Oncology Institute, Inc. (a)(c)	1,815,080	2,559
UnitedHealth Group, Inc.	550,007	301,272
		518,033
Health Care Technology - 0.0%
DNA Script (c)(d)	463	358
DNA Script (c)(d)	1,769	1,367
		1,725
Life Sciences Tools & Services - 0.7%
10X Genomics, Inc. Class B (a)(f)	2,870,040	110,956
Akoya Biosciences, Inc. (a)(b)	57,490	746
Danaher Corp.	69,919	19,117
Olink Holding AB ADR (a)	1,435,926	34,218
Seer, Inc. (a)	1,157,046	7,475
Thermo Fisher Scientific, Inc.	123,309	69,080
WuXi AppTec Co. Ltd. (H Shares) (f)	1,105,251	11,145
Wuxi Biologics (Cayman), Inc. (a)(f)	5,923,730	38,823
		291,560
Pharmaceuticals - 1.5%
Arvinas Holding Co. LLC (a)	178,899	7,342
Atea Pharmaceuticals, Inc. (a)	3,032,257	14,221
Bristol-Myers Squibb Co.	395,000	31,711
DICE Therapeutics, Inc. (a)	271,458	9,449
Dragonfly Therapeutics, Inc. (a)(c)(d)	481,725	5,911
Eli Lilly & Co.	555,328	206,071
Fulcrum Therapeutics, Inc. (a)	1,364,788	9,349
GH Research PLC (a)	929,935	10,173
Hansoh Pharmaceutical Group Co. Ltd. (f)	1,455,362	2,763
Harmony Biosciences Holdings, Inc. (a)(b)	1,826,553	109,173
Intra-Cellular Therapies, Inc. (a)	3,056,415	165,719
Nuvation Bio, Inc. (a)	4,284,247	8,183
OptiNose, Inc. (a)	4,849,595	8,584
OptiNose, Inc. warrants (a)	731,228	475
Pharvaris BV (a)	134,126	276
Pliant Therapeutics, Inc. (a)	1,223,236	22,483
Sienna Biopharmaceuticals, Inc. (a)(d)	1,476,533	0
Skyhawk Therapeutics, Inc. (a)(c)(d)	603,195	7,039
Theravance Biopharma, Inc. (a)	778,631	8,378
UCB SA	97,857	7,899
		635,199
TOTAL HEALTH CARE		6,028,635
INDUSTRIALS - 4.8%
Aerospace & Defense - 1.1%
AeroVironment, Inc. (a)	63,026	5,798
Lockheed Martin Corp.	177,370	86,058
Raytheon Technologies Corp.	450,939	44,517
Space Exploration Technologies Corp. Class A (a)(c)(d)	4,182,100	292,747
The Boeing Co. (a)	225,363	40,313
		469,433
Air Freight & Logistics - 0.1%
Delhivery Private Ltd.	2,969,100	12,321
United Parcel Service, Inc. Class B	245,988	46,671
		58,992
Airlines - 0.7%
Delta Air Lines, Inc. (a)	1,740,127	61,548
Ryanair Holdings PLC sponsored ADR (a)	23,599	1,786
Southwest Airlines Co.	2,318,159	92,518
Spirit Airlines, Inc. (a)	1,740,859	37,794
United Airlines Holdings, Inc. (a)	914,607	40,398
Wheels Up Experience, Inc. (a)(c)	166,281	213
Wheels Up Experience, Inc.:
Class A (a)	4,623,545	5,918
rights (a)(d)	80,889	35
rights (a)(d)	80,889	28
rights (a)(d)	80,890	24
Wizz Air Holdings PLC (a)(f)	2,099,093	57,303
		297,565
Construction & Engineering - 0.2%
Fluor Corp. (a)	1,248,973	41,978
MasTec, Inc. (a)	150,491	13,669
Quanta Services, Inc.	139,127	20,852
		76,499
Electrical Equipment - 0.3%
Eaton Corp. PLC	191,360	31,278
Emerson Electric Co.	545,490	52,242
Fluence Energy, Inc. (a)(b)	101,069	1,736
Generac Holdings, Inc. (a)	227,575	24,014
NuScale Power Corp. (a)(b)	440,792	4,805
		114,075
Industrial Conglomerates - 0.0%
Honeywell International, Inc.	104,988	23,050
Machinery - 0.8%
Caterpillar, Inc.	316,666	74,863
Deere & Co.	294,407	129,833
Fortive Corp.	91,051	6,150
Illinois Tool Works, Inc.	157,246	35,769
Ingersoll Rand, Inc.	225,798	12,186
Xylem, Inc.	723,011	81,230
		340,031
Professional Services - 0.0%
LegalZoom.com, Inc. (a)	419,915	3,716
Road & Rail - 1.6%
Avis Budget Group, Inc. (a)	1,939,654	433,707
Bird Global, Inc. (a)(c)	961,227	222
Bird Global, Inc.:
Class A (a)	2,184,756	505
rights (a)(d)	133,323	5
rights (a)(d)	133,322	4
rights (a)(d)	133,322	3
CSX Corp.	224,306	7,333
Hertz Global Holdings, Inc. (b)	1,856,220	31,927
Union Pacific Corp.	933,889	203,055
		676,761
TOTAL INDUSTRIALS		2,060,122
INFORMATION TECHNOLOGY - 38.2%
Communications Equipment - 0.5%
Arista Networks, Inc. (a)	309,866	43,164
Ciena Corp. (a)	2,670,468	120,064
Infinera Corp. (a)(b)	10,818,221	73,023
		236,251
Electronic Equipment & Components - 0.0%
Coherent Corp. (a)(b)	360,762	13,229
TE Connectivity Ltd.	12,593	1,588
		14,817
IT Services - 3.6%
Accenture PLC Class A	307,588	92,562
Block, Inc. Class A (a)	107,233	7,267
Cloudflare, Inc. (a)	4,003,783	196,746
IBM Corp.	344,073	51,232
MasterCard, Inc. Class A	1,215,091	433,058
MongoDB, Inc. Class A (a)	24,556	3,749
Okta, Inc. (a)	317,586	16,934
PayPal Holdings, Inc. (a)	416,161	32,631
Shopify, Inc. Class A (a)	1,424,789	58,532
Snowflake, Inc. (a)	217,736	31,114
Toast, Inc. (a)(b)	4,099,129	75,260
Visa, Inc. Class A	2,381,330	516,749
X Holdings I, Inc. (c)(d)	9,028	3,961
		1,519,795
Semiconductors & Semiconductor Equipment - 10.8%
Advanced Micro Devices, Inc. (a)	2,324,203	180,428
Applied Materials, Inc.	1,382,266	151,496
ASML Holding NV	32,333	19,662
Broadcom, Inc.	121,243	66,809
Cirrus Logic, Inc. (a)	1,474,265	110,142
Enphase Energy, Inc. (a)	204,602	65,593
First Solar, Inc. (a)(b)	567,762	97,956
GlobalFoundries, Inc. (a)	130,937	8,426
KLA Corp.	178,710	70,260
Lam Research Corp.	41,367	19,541
Lattice Semiconductor Corp. (a)	18,200	1,326
Marvell Technology, Inc.	2,380,561	110,744
Micron Technology, Inc.	168,662	9,723
Monolithic Power Systems, Inc.	58,958	22,520
NVIDIA Corp.	18,468,150	3,125,365
onsemi (a)	358,174	26,935
Qualcomm, Inc.	462,575	58,511
Silicon Laboratories, Inc. (a)(g)	1,694,157	246,398
SiTime Corp. (a)	454,742	47,957
SolarEdge Technologies, Inc. (a)	29,363	8,775
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	138,577	11,499
Teradyne, Inc.	217,582	20,333
Texas Instruments, Inc.	456,336	82,350
Wolfspeed, Inc. (a)(b)	377,263	34,301
		4,597,050
Software - 10.9%
Adobe, Inc. (a)	581,560	200,597
Atlassian Corp. PLC (a)	23,878	3,141
Autodesk, Inc. (a)	380,509	76,844
Bill.Com Holdings, Inc. (a)	4,363	525
Clear Secure, Inc. (b)	2,378	74
Crowdstrike Holdings, Inc. (a)	317,953	37,407
Datadog, Inc. Class A (a)	98,054	7,431
Elastic NV (a)	170,585	10,438
HubSpot, Inc. (a)	119,769	36,294
Intuit, Inc.	220,992	90,074
Microsoft Corp.	10,259,602	2,617,635
Nutanix, Inc. Class A (a)(g)	11,904,246	336,414
Oracle Corp.	3,280,324	272,365
Paycom Software, Inc. (a)	49,636	16,832
Paylocity Holding Corp. (a)	78,586	17,118
Pine Labs Private Ltd. (a)(c)(d)	4,120	2,227
RingCentral, Inc. (a)	173,747	6,439
Riskified Ltd. (a)(b)	1,004,797	5,185
Salesforce.com, Inc. (a)	4,407,952	706,374
Samsara, Inc. (b)	210,160	2,003
SentinelOne, Inc. (a)(b)	247,797	3,593
ServiceNow, Inc. (a)	180,420	75,109
Stripe, Inc. Class B (a)(c)(d)	205,500	5,216
UiPath, Inc. Class A (a)(b)	3,381,084	42,162
Workday, Inc. Class A (a)	93,850	15,757
Zoom Video Communications, Inc. Class A (a)	377,319	28,461
Zscaler, Inc. (a)(b)	260,140	34,716
		4,650,431
Technology Hardware, Storage & Peripherals - 12.4%
Apple, Inc.	33,397,568	4,943,850
Pure Storage, Inc. Class A (a)	11,619,741	339,180
Samsung Electronics Co. Ltd.	416,325	20,227
		5,303,257
TOTAL INFORMATION TECHNOLOGY		16,321,601
MATERIALS - 1.5%
Chemicals - 0.8%
Albemarle Corp.	103,800	28,855
CF Industries Holdings, Inc.	1,054,633	114,101
Cibus Corp.:
Series C (a)(c)(d)(e)	4,523,810	8,821
Series D (a)(c)(d)(e)	2,741,040	5,345
Series E (a)(c)(d)(e)	412,624	805
Corteva, Inc.	1,909,142	128,218
DuPont de Nemours, Inc.	503,189	35,480
The Mosaic Co.	790,753	40,566
		362,191
Containers & Packaging - 0.0%
Sealed Air Corp.	201,090	10,704
Metals & Mining - 0.7%
Freeport-McMoRan, Inc.	6,022,846	239,709
Rio Tinto PLC sponsored ADR (b)	621,764	42,678
		282,387
TOTAL MATERIALS		655,282
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp.	224,022	49,565
Equinix, Inc.	19,796	13,672
Simon Property Group, Inc.	248,124	29,636
		92,873
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	387,400	30,837
WeWork, Inc. (a)	3,403,026	9,392
		40,229
TOTAL REAL ESTATE		133,102
UTILITIES - 0.1%
Electric Utilities - 0.1%
ORSTED A/S (f)	270,242	23,662
TOTAL COMMON STOCKS (Cost $17,385,885)		41,454,314

Preferred Stocks - 2.5%
	Shares	Value ($) (000s)
Convertible Preferred Stocks - 2.4%
COMMUNICATION SERVICES - 0.2%
Interactive Media & Services - 0.2%
ByteDance Ltd. Series E1 (a)(c)(d)	403,450	74,239
Reddit, Inc.:
Series B(a)(c)(d)	384,303	15,795
Series E(a)(c)(d)	24,203	995
Series F(a)(c)(d)	114,996	4,726
		95,755
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(a)(c)(d)	154,174	672
Series C(a)(c)(d)	606,658	2,645
Series D(a)(c)(d)	1,071,300	4,671
		7,988
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(c)(d)	7,000	2,485
MOD Super Fast Pizza Holdings LLC:
Series 3(a)(c)(d)(e)	56,343	14,823
Series 4(a)(c)(d)(e)	5,142	1,292
Series 5(a)(c)(d)(e)	20,652	4,856
		23,456
Internet & Direct Marketing Retail - 0.1%
Instacart, Inc.:
Series H(a)(c)(d)	72,310	3,189
Series I(a)(c)(d)	32,756	1,445
Meesho Series F (a)(c)(d)	309,354	23,180
		27,814
Textiles, Apparel & Luxury Goods - 0.1%
Freenome, Inc.:
Series C(a)(c)(d)	900,884	8,252
Series D(c)(d)	502,404	4,602
Laronde, Inc. Series B (a)(c)(d)	344,496	6,973
Odyssey Therapeutics Series B (c)(d)	1,298,749	8,208
		28,035
TOTAL CONSUMER DISCRETIONARY		87,293

CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
GoBrands, Inc.:
Series G(a)(c)(d)	125,688	19,835
Series H(a)(c)(d)	104,311	16,461
		36,296
Food Products - 0.0%
AgBiome LLC:
Series C(a)(c)(d)	1,060,308	6,691
Series D(a)(c)(d)	852,431	5,319
Bowery Farming, Inc. Series C1 (a)(c)(d)	130,916	2,972
		14,982
Tobacco - 0.0%
JUUL Labs, Inc. Series E (a)(c)(d)	22,033	98

TOTAL CONSUMER STAPLES		51,376

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Apogee Therapeutics Series B (c)(d)	1,648,084	5,446
Paragon Biosciences Emalex Capital, Inc.:
Series B(a)(c)(d)	416,094	4,506
Series C(a)(c)(d)	559,977	6,065
Series D1(c)(d)	754,242	8,168
Series D2(c)(d)	138,091	1,496
		25,681
HEALTH CARE - 0.9%
Biotechnology - 0.7%
Altos Labs, Inc. Series B (c)(d)	485,428	9,295
Ankyra Therapeutics Series B (a)(c)(d)	1,356,730	5,359
Asimov, Inc. Series B (a)(c)(d)	82,174	4,815
Bright Peak Therapeutics AG Series B (a)(c)(d)	1,272,915	3,526
Caris Life Sciences, Inc. Series D (a)(c)(d)	1,235,035	6,916
Castle Creek Biosciences, Inc.:
Series D1(c)(d)	19,720	4,018
Series D2(c)(d)	6,341	1,292
Cleerly, Inc. Series C (c)(d)	983,054	11,433
Deep Genomics, Inc. Series C (a)(c)(d)	682,293	6,843
Dianthus Therapeutics, Inc. Series A (c)(d)	1,162,827	4,341
Element Biosciences, Inc.:
Series B(a)(c)(d)	1,096,312	14,976
Series C(a)(c)(d)	480,109	6,558
ElevateBio LLC Series C (a)(c)(d)	1,534,100	7,015
Fog Pharmaceuticals, Inc. Series D (c)(d)	883,504	9,509
Generate Biomedicines Series B (c)(d)	820,747	6,673
Inscripta, Inc.:
Series D(a)(c)(d)	1,690,173	10,547
Series E(a)(c)(d)	1,086,476	6,780
Intarcia Therapeutics, Inc.:
Series CC(a)(c)(d)	1,051,411	0
Series DD(a)(c)(d)	1,543,687	0
Korro Bio, Inc.:
Series B1(c)(d)	1,436,500	2,744
Series B2(c)(d)	1,348,657	2,576
LifeMine Therapeutics, Inc. Series C (c)(d)	7,794,524	13,329
National Resilience, Inc.:
Series B(a)(c)(d)	1,277,345	77,573
Series C(a)(c)(d)	379,000	23,017
Quell Therapeutics Ltd. Series B (c)(d)	3,870,630	4,722
SalioGen Therapeutics, Inc. Series B (c)(d)	51,683	3,854
Saluda Medical Pty Ltd. Series D (c)(d)	581,414	6,710
Sonoma Biotherapeutics, Inc.:
Series B(a)(c)(d)	2,497,760	4,196
Series B1(a)(c)(d)	1,332,116	2,238
T-Knife Therapeutics, Inc. Series B (a)(c)(d)	995,165	3,811
Treeline Biosciences:
Series A(a)(c)(d)	1,347,260	11,600
Series A1(c)(d)	464,216	3,997
		280,263
Health Care Equipment & Supplies - 0.1%
Blink Health LLC Series C (a)(c)(d)	927,374	35,871
Kardium, Inc. Series D6 (a)(c)(d)	5,899,008	4,391
		40,262
Health Care Providers & Services - 0.0%
Boundless Bio, Inc. Series B (a)(c)(d)	2,899,016	2,638
Conformal Medical, Inc. Series C (a)(c)(d)	1,067,180	3,799
Scorpion Therapeutics, Inc. Series B (a)(c)(d)	1,325,354	1,657
		8,094
Health Care Technology - 0.1%
Aledade, Inc.:
Series B1(a)(c)(d)	101,470	4,874
Series E1(c)(d)	66,006	3,170
DNA Script:
Series B(c)(d)	22	17
Series C(a)(c)(d)	10,882	8,408
Omada Health, Inc. Series E (c)(d)	2,558,060	7,828
PrognomIQ, Inc.:
Series A5(a)(c)(d)	372,687	969
Series B(a)(c)(d)	1,111,446	2,890
Series C(c)(d)	290,995	757
Wugen, Inc. Series B (a)(c)(d)	493,529	2,576
		31,489
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc.:
Series B(a)(c)(d)	16,803	3,722
Series C(a)(c)(d)	13,100	2,902
Galvanize Therapeutics Series B (c)(d)	4,342,265	7,338
Nohla Therapeutics, Inc. Series B (a)(c)(d)	9,124,200	0
		13,962
TOTAL HEALTH CARE		374,070

INDUSTRIALS - 0.4%
Aerospace & Defense - 0.4%
Space Exploration Technologies Corp. Series G (a)(c)(d)	216,276	151,393

Construction & Engineering - 0.0%
Beta Technologies, Inc.:
Series A(a)(c)(d)	54,111	4,460
Series B, 6.00%(c)(d)	71,156	5,865
		10,325
TOTAL INDUSTRIALS		161,718

INFORMATION TECHNOLOGY - 0.4%
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (a)(c)(d)	4,067,736	2,237
Menlo Micro, Inc. Series C (c)(d)	4,423,488	4,689
		6,926
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	923,523	29

Semiconductors & Semiconductor Equipment - 0.2%
Alif Semiconductor Series C (c)(d)	190,608	3,299
Astera Labs, Inc.:
Series A(c)(d)	316,595	3,220
Series B(c)(d)	53,906	548
Series C(a)(c)(d)	1,811,000	18,418
Series D(c)(d)	1,074,629	10,929
GaN Systems, Inc.:
Series F1(c)(d)	287,190	1,582
Series F2(c)(d)	151,648	836
SiMa.ai:
Series B(a)(c)(d)	1,596,216	9,960
Series B1(c)(d)	106,922	781
Xsight Labs Ltd. Series D (a)(c)(d)	787,863	5,547
		55,120
Software - 0.2%
Bolt Technology OU Series E (c)(d)	72,621	9,291
Databricks, Inc.:
Series G(a)(c)(d)	250,296	11,826
Series H(a)(c)(d)	273,171	12,907
Dataminr, Inc. Series D (a)(c)(d)	1,773,901	32,338
Evozyne LLC Series A (a)(c)(d)	444,700	6,933
Skyryse, Inc. Series B (a)(c)(d)	568,445	11,431
Stripe, Inc. Series H (a)(c)(d)	88,200	2,239
Tenstorrent, Inc. Series C1 (a)(c)(d)	92,100	4,922
		91,887
TOTAL INFORMATION TECHNOLOGY		153,962

MATERIALS - 0.1%
Chemicals - 0.0%
Farmers Business Network, Inc. Series G (a)(c)(d)	186,833	8,635

Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (a)(c)(d)	1,704,625	55,281

TOTAL MATERIALS		63,916

UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials Series C (a)(c)(d)	80,057	2,595

TOTAL CONVERTIBLE PREFERRED STOCKS		1,016,366
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1D (a)(c)(d)	17,893,728	383
Waymo LLC Series A2 (a)(c)(d)	44,767	2,063
		2,446
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. Series E (c)	604,608	29,703

TOTAL CONSUMER DISCRETIONARY		32,149

HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(c)(d)	46,864	10,142
Faraday Pharmaceuticals, Inc. Series B (a)(c)(d)	641,437	686
		10,828
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Pine Labs Private Ltd.:
Series 1(a)(c)(d)	9,846	5,322
Series A(a)(c)(d)	2,460	1,330
Series B(a)(c)(d)	2,677	1,447
Series B2(a)(c)(d)	2,165	1,170
Series C(a)(c)(d)	4,028	2,177
Series C1(a)(c)(d)	848	458
Series D(a)(c)(d)	907	490
		12,394
TOTAL NONCONVERTIBLE PREFERRED STOCKS		55,371
TOTAL PREFERRED STOCKS (Cost $971,056)		1,071,737

Convertible Bonds - 0.0%
	Principal Amount (h) (000s)	Value ($) (000s)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 10/27/25 (c)(d)(i)	7,504	6,680
4% 5/22/27 (c)(d)	3,596	3,095
4% 6/12/27 (c)(d)	743	639
(Cost $11,843)		10,414

Preferred Securities - 0.1%
	Principal Amount (h) (000s)	Value ($) (000s)
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% 7/18/23 (c)(d)(j)	13,682	0
Health Care Equipment & Supplies - 0.0%
Kardium, Inc. 0% (c)(d)(k)	8,368	8,368
TOTAL HEALTH CARE		8,368
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (c)(d)	1,732	1,630
Semiconductors & Semiconductor Equipment - 0.0%
GaN Systems, Inc. 0% (c)(d)(k)	6,731	4,258
Software - 0.1%
Tenstorrent, Inc. 0% (c)(d)(k)	5,120	4,602
TOTAL INFORMATION TECHNOLOGY		10,490
TOTAL PREFERRED SECURITIES (Cost $35,633)		18,858

Money Market Funds - 0.9%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 3.86% (l)	93,293,879	93,313
Fidelity Securities Lending Cash Central Fund 3.86% (l)(m)	302,683,705	302,714
TOTAL MONEY MARKET FUNDS (Cost $396,023)		396,027

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $18,800,440)	42,951,350
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(275,618)
NET ASSETS - 100.0%	42,675,732

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,771,270,000 or 4.2% of net assets.

(d)	Level 3 security
(e)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $253,874,000 or 0.6% of net assets.

(g)	Affiliated company
(h)	Amount is stated in United States dollars unless otherwise noted.
(i)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(j)	Non-income producing - Security is in default.
(k)	Security is perpetual in nature with no stated maturity date.
(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(m)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Adimab LLC	9/17/14 - 6/05/15	47,869

AgBiome LLC Series C	6/29/18	6,716

AgBiome LLC Series D	9/03/21	5,053

Aledade, Inc. Series B1	5/07/21	3,885

Aledade, Inc. Series E1	5/20/22	3,288

Alif Semiconductor Series C	3/08/22	3,869

Altos Labs, Inc. Series B	7/22/22	9,295

Ankyra Therapeutics Series B	8/26/21	7,641

Ant International Co. Ltd. Class C	5/16/18	9,303

Apogee Therapeutics Series B	11/15/22	5,446

AppNexus, Inc. Series E (Escrow)	8/01/14	0

Asimov, Inc. Series B	10/29/21	7,616

Astera Labs, Inc. Series A	5/17/22	3,220

Astera Labs, Inc. Series B	5/17/22	548

Astera Labs, Inc. Series C	8/24/21	6,088

Astera Labs, Inc. Series D	5/17/22	10,928

Beta Technologies, Inc. Series A	4/09/21	3,965

Beta Technologies, Inc. Series B, 6.00%	4/04/22	7,341

Bird Global, Inc.	5/11/21	9,612

Blink Health LLC Series A1	12/30/20	4,699

Blink Health LLC Series C	11/07/19 - 7/14/21	35,403

Bolt Technology OU Series E	1/03/22	18,867

Boundless Bio, Inc. Series B	4/23/21	3,914

Bowery Farming, Inc. Series C1	5/18/21	7,888

Bright Peak Therapeutics AG Series B	5/14/21	4,972

ByteDance Ltd. Series E1	11/18/20	44,208

Caris Life Sciences, Inc.	10/06/22	5,190

Caris Life Sciences, Inc. Series D	5/11/21	10,004

Castle Creek Biosciences, Inc. Series D1	4/19/22	4,240

Castle Creek Biosciences, Inc. Series D2	6/28/21	1,087

Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	15,506

Castle Creek Pharmaceutical Holdings, Inc. Series B	10/09/18	6,920

Castle Creek Pharmaceutical Holdings, Inc. Series C	12/09/19	5,395

Cibus Corp. Series C	2/16/18	9,500

Cibus Corp. Series D	5/10/19	3,426

Cibus Corp. Series E	6/23/21	726

Circle Internet Financial Ltd. Series E	5/11/21	9,813

Cleerly, Inc. Series C	7/08/22	11,581

Conformal Medical, Inc. Series C	7/24/20	3,913

Cyclerion Therapeutics, Inc.	4/02/19	8,052

Databricks, Inc. Series G	2/01/21	14,798

Databricks, Inc. Series H	8/31/21	20,074

Dataminr, Inc. Series D	2/18/15 - 3/06/15	22,617

Deep Genomics, Inc. Series C	7/21/21	9,894

Diamond Foundry, Inc. Series C	3/15/21	40,911

Dianthus Therapeutics, Inc. Series A	4/06/22	5,054

Discord, Inc. Series I	9/15/21	3,854

DNA Script	12/17/21	1,788

DNA Script Series B	12/17/21	18

DNA Script Series C	10/01/21	9,466

Dragonfly Therapeutics, Inc.	12/19/19	12,746

Element Biosciences, Inc. Series B	12/13/19	5,745

Element Biosciences, Inc. Series C	6/21/21	9,869

ElevateBio LLC Series C	3/09/21	6,436

Enevate Corp. Series E	1/29/21	4,510

Enevate Corp. 0% 1/29/23	1/29/21	1,732

Epic Games, Inc.	7/13/20 - 7/30/20	29,786

Evozyne LLC Series A	4/09/21	9,992

Fanatics, Inc. Class A	8/13/20 - 10/24/22	21,636

Faraday Pharmaceuticals, Inc. Series B	12/30/19	843

Farmers Business Network, Inc. Series G	9/15/21	11,613

Fog Pharmaceuticals, Inc. Series D	11/17/22	9,509

Freenome, Inc. Series C	8/14/20	5,958

Freenome, Inc. Series D	11/22/21	3,789

Galvanize Therapeutics Series B	3/29/22	7,518

GaN Systems, Inc. Series F1	11/30/21	2,435

GaN Systems, Inc. Series F2	11/30/21	1,286

GaN Systems, Inc. 0%	11/30/21	6,731

Generate Biomedicines Series B	11/02/21	9,726

GoBrands, Inc. Series G	3/02/21	31,386

GoBrands, Inc. Series H	7/22/21	40,524

Inscripta, Inc. Series D	11/13/20	7,724

Inscripta, Inc. Series E	3/30/21	9,594

Instacart, Inc. Series H	11/13/20	4,339

Instacart, Inc. Series I	2/26/21	4,095

Intarcia Therapeutics, Inc. Series CC	11/14/12	14,331

Intarcia Therapeutics, Inc. Series DD	3/17/14	50,000

Intarcia Therapeutics, Inc. 6% 7/18/23	2/26/19	13,682

JUUL Labs, Inc. Class A	7/06/18	1,299

JUUL Labs, Inc. Series E	7/06/18	650

Kardium, Inc. Series D6	12/30/20	5,992

Kardium, Inc. 0%	12/30/20	8,368

Korro Bio, Inc. Series B1	12/17/21	3,749

Korro Bio, Inc. Series B2	12/17/21	3,749

Laronde, Inc. Series B	8/13/21	9,646

LifeMine Therapeutics, Inc. Series C	2/15/22	15,874

Meesho Series F	9/21/21	23,719

Menlo Micro, Inc. Series C	2/09/22	5,863

MOD Super Fast Pizza Holdings LLC Series 3	11/03/16	7,719

MOD Super Fast Pizza Holdings LLC Series 4	12/14/17	720

MOD Super Fast Pizza Holdings LLC Series 5	5/15/19	2,943

National Resilience, Inc. Series B	12/01/20	17,449

National Resilience, Inc. Series C	6/28/21	16,831

Neutron Holdings, Inc.	2/04/21	15

Neutron Holdings, Inc. Series 1D	1/25/19	4,339

Neutron Holdings, Inc. 4% 10/27/25	10/29/21	7,504

Neutron Holdings, Inc. 4% 5/22/27	6/04/20	3,596

Neutron Holdings, Inc. 4% 6/12/27	6/12/20	743

Nohla Therapeutics, Inc. Series B	5/01/18	3,209

Oddity Tech Ltd.	1/06/22	4,436

Odyssey Therapeutics Series B	9/30/22	8,203

Omada Health, Inc. Series E	12/22/21	15,336

Paragon Biosciences Emalex Capital, Inc. Series B	9/18/19	4,240

Paragon Biosciences Emalex Capital, Inc. Series C	2/26/21	5,992

Paragon Biosciences Emalex Capital, Inc. Series D1	10/21/22	8,168

Paragon Biosciences Emalex Capital, Inc. Series D2	5/18/22	1,190

Pine Labs Private Ltd.	6/30/21	1,536

Pine Labs Private Ltd. Series 1	6/30/21	3,671

Pine Labs Private Ltd. Series A	6/30/21	917

Pine Labs Private Ltd. Series B	6/30/21	998

Pine Labs Private Ltd. Series B2	6/30/21	807

Pine Labs Private Ltd. Series C	6/30/21	1,502

Pine Labs Private Ltd. Series C1	6/30/21	316

Pine Labs Private Ltd. Series D	6/30/21	338

PrognomIQ, Inc. Series A5	8/20/20	225

PrognomIQ, Inc. Series B	9/11/20	2,540

PrognomIQ, Inc. Series C	2/16/22	890

Quell Therapeutics Ltd. Series B	11/24/21	7,315

Rad Power Bikes, Inc.	1/21/21	5,705

Rad Power Bikes, Inc. Series A	1/21/21	744

Rad Power Bikes, Inc. Series C	1/21/21	2,926

Rad Power Bikes, Inc. Series D	9/17/21	10,267

Reddit, Inc. Series B	7/26/17	5,456

Reddit, Inc. Series E	5/18/21	1,028

Reddit, Inc. Series F	8/11/21	7,106

Redwood Materials Series C	5/28/21	3,795

SalioGen Therapeutics, Inc. Series B	12/10/21	5,471

Saluda Medical Pty Ltd. Series D	1/20/22	7,416

Saluda Medical Pty Ltd. warrants	1/20/22	0

Scholar Rock Holding Corp. warrants 12/31/25	6/17/22	0

Scorpion Therapeutics, Inc. Series B	1/08/21	3,207

SiMa.ai Series B	5/10/21	8,184

SiMa.ai Series B1	4/25/22	758

Skyhawk Therapeutics, Inc.	5/21/21	9,904

Skyryse, Inc. Series B	10/21/21	14,029

Sonoma Biotherapeutics, Inc. Series B	7/26/21	4,936

Sonoma Biotherapeutics, Inc. Series B1	7/26/21	3,949

Space Exploration Technologies Corp. Class A	10/16/15 - 4/06/17	38,201

Space Exploration Technologies Corp. Series G	1/20/15	16,753

SpringWorks Therapeutics, Inc.	9/07/22	11,900

Stripe, Inc. Class B	5/18/21	8,246

Stripe, Inc. Series H	3/15/21	3,539

T-Knife Therapeutics, Inc. Series B	6/30/21	5,741

Tenstorrent, Inc. Series C1	4/23/21	5,476

Tenstorrent, Inc. 0%	4/23/21	5,120

The Beauty Health Co.	12/08/20	28,847

The Oncology Institute, Inc.	6/28/21	18,151

Tory Burch LLC Class A	5/14/15	67,653

Tory Burch LLC Class B	12/31/12	17,505

Treeline Biosciences Series A	7/30/21 - 10/27/22	10,545

Treeline Biosciences Series A1	10/27/22	3,997

Waymo LLC Series A2	5/08/20	3,844

Wheels Up Experience, Inc.	2/01/21	1,663

Wugen, Inc. Series B	7/09/21	3,827

X Holdings I, Inc.	10/27/21	8,414

Xsight Labs Ltd. Series D	2/16/21	6,300

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	281,491	2,711,127	2,899,305	1,282	-	-	93,313	0.2%
Fidelity Securities Lending Cash Central Fund 3.86%	684,682	2,957,445	3,339,413	4,194	-	-	302,714	0.9%
Total	966,173	5,668,572	6,238,718	5,476	-	-	396,027

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Atea Pharmaceuticals, Inc.	38,238	40	11,018	-	(89,919)	76,881	-
Avis Budget Group, Inc.	803,171	-	213,319	-	142,089	(298,235)	-
Axcella Health, Inc.	6,027	2,475	405	-	(172)	(5,204)	-
BioXcel Therapeutics, Inc.	34,070	-	2,106	-	(1,559)	(8,076)	-
Codiak Biosciences, Inc.	15,271	587	438	-	(370)	(14,033)	-
EQRx, Inc.	-	3,359	2,129	-	210	(13,195)	24,324
Infinera Corp.	94,799	1,741	7,407	-	(2,509)	(13,600)	-
Invivyd, Inc.	-	-	-	-	-	-	-
Invivyd, Inc.	178,946	-	-	-	-	(148,614)	-
Invivyd, Inc.	86,904	2,383	4,877	-	(12,944)	(90,760)	-
Ionis Pharmaceuticals, Inc.	205,658	2,577	34,205	-	8,910	99,374	-
Kaleido Biosciences, Inc.	8,455	-	708	-	(29,701)	21,954	-
Nutanix, Inc. Class A	414,493	16,593	28,714	-	3,882	(69,840)	336,414
OptiNose, Inc.	6,426	2,440	1,190	-	(1,105)	2,013	-
Presbia PLC	16	-	-	-	-	-	16
Rigel Pharmaceuticals, Inc.	25,645	-	10,107	-	(42,420)	28,047	-
Rubius Therapeutics, Inc.	59,612	83	1,375	-	(2,350)	(54,997)	-
Seres Therapeutics, Inc.	52,178	4,793	3,190	-	1,785	(17,871)	-
Sienna Biopharmaceuticals, Inc.	-	-	-	-	(476)	476	-
Silicon Laboratories, Inc.	480,477	-	118,890	-	49,087	(164,276)	246,398
SpringWorks Therapeutics, Inc.	88,469	82,980	9,056	-	(345)	(97,959)	-
The Oncology Institute, Inc.	10,602	-	-	-	-	(8,043)	-
Yumanity Therapeutics, Inc.	1,620	283	88	-	(34)	(3,218)	1,011
Total	2,611,077	120,334	449,222	-	22,059	(779,176)	608,163

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	4,192,071	4,052,449	-	139,622
Consumer Discretionary	8,505,182	8,252,195	63,121	189,866
Consumer Staples	1,693,652	1,642,079	-	51,573
Energy	1,446,242	1,353,835	92,407	-
Financials	687,017	529,954	-	157,063
Health Care	6,413,533	5,922,857	71,719	418,957
Industrials	2,221,840	1,697,652	69,624	454,564
Information Technology	16,487,957	16,289,970	20,227	177,760
Materials	719,198	640,311	-	78,887
Real Estate	133,102	133,102	-	-
Utilities	26,257	-	23,662	2,595

Corporate Bonds	10,414	-	-	10,414

Preferred Securities	18,858	-	-	18,858

Money Market Funds	396,027	396,027	-	-
Total Investments in Securities:	42,951,350	40,910,431	340,760	1,700,159

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Industrials
Beginning Balance	$375,593
Net Realized Gain (Loss) on Investment Securities	(86,678)
Net Unrealized Gain (Loss) on Investment Securities	172,646
Cost of Purchases	7,341
Proceeds of Sales	(242)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(14,096)
Ending Balance	$454,564
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2022	$85,902
Other Investments in Securities
Beginning Balance	$1,346,188
Net Realized Gain (Loss) on Investment Securities	(8,747)
Net Unrealized Gain (Loss) on Investment Securities	(310,364)
Cost of Purchases	199,225
Proceeds of Sales	(3,545)
Amortization/Accretion	-
Transfers into Level 3	22,838
Transfers out of Level 3	-
Ending Balance	$1,245,595
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2022	$(316,053)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $311,728) - See accompanying schedule:
Unaffiliated issuers (cost $17,834,641)	$41,947,160
Fidelity Central Funds (cost $396,023)	396,027
Other affiliated issuers (cost $569,776)	608,163

Total Investment in Securities (cost $18,800,440)		$42,951,350
Cash		85
Foreign currency held at value (cost $2,278)		2,597
Receivable for investments sold		60,792
Receivable for fund shares sold		7,103
Dividends receivable		30,045
Interest receivable		461
Distributions receivable from Fidelity Central Funds		370
Prepaid expenses		58
Other receivables		1,984
Total assets		43,054,845
Liabilities
Payable for investments purchased	$14,318
Payable for fund shares redeemed	22,387
Accrued management fee	27,313
Other affiliated payables	3,495
Other payables and accrued expenses	8,943
Collateral on securities loaned	302,657
Total Liabilities		379,113
Net Assets		$42,675,732
Net Assets consist of:
Paid in capital		$16,230,963
Total accumulated earnings (loss)		26,444,769
Net Assets		$42,675,732

Net Asset Value and Maximum Offering Price
Growth Company :
Net Asset Value , offering price and redemption price per share ($34,900,124 ÷ 1,318,234 shares)		$26.47
Class K :
Net Asset Value , offering price and redemption price per share ($7,775,608 ÷ 292,462 shares)		$26.59
Statement of Operations
Amounts in thousands		Year ended November 30, 2022
Investment Income
Dividends		$258,152
Interest		353
Income from Fidelity Central Funds (including $4,194 from security lending)		5,476
Total Income		263,981
Expenses
Management fee
Basic fee	$259,393
Performance adjustment	108,311
Transfer agent fees	45,867
Accounting fees	2,302
Custodian fees and expenses	657
Independent trustees' fees and expenses	180
Registration fees	349
Audit	199
Legal	43
Interest	11
Miscellaneous	243
Total expenses before reductions	417,555
Expense reductions	(1,713)
Total expenses after reductions		415,842
Net Investment income (loss)		(151,861)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $821)	4,892,615
Affiliated issuers	22,059
Foreign currency transactions	(361)
Total net realized gain (loss)		4,914,313
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $4,839)	(24,135,096)
Affiliated issuers	(779,176)
Unfunded commitments	3,549
Assets and liabilities in foreign currencies	(49)
Total change in net unrealized appreciation (depreciation)		(24,910,772)
Net gain (loss)		(19,996,459)
Net increase (decrease) in net assets resulting from operations		$(20,148,320)
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(151,861)	$(237,132)
Net realized gain (loss)	4,914,313	12,477,339
Change in net unrealized appreciation (depreciation)	(24,910,772)	5,641,278
Net increase (decrease) in net assets resulting from operations	(20,148,320)	17,881,485
Distributions to shareholders	(6,433,347)	(5,205,937)
Share transactions - net increase (decrease)	(581,831)	(4,817,747)
Total increase (decrease) in net assets	(27,163,498)	7,857,801

Net Assets
Beginning of period	69,839,230	61,981,429
End of period	$42,675,732	$69,839,230

Financial Highlights
Fidelity® Growth Company Fund

Years ended November 30,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$41.75	$34.49	$21.54	$18.79	$18.53
Income from Investment Operations
Net investment income (loss) B,C	(.09)	(.14) D	(.10)	(.04)	(.01) E
Net realized and unrealized gain (loss)	(11.30)	10.31	13.87	3.81	1.12
Total from investment operations	(11.39)	10.17	13.77	3.77	1.11
Distributions from net realized gain	(3.89)	(2.91)	(.82)	(1.02)	(.85)
Total distributions	(3.89)	(2.91)	(.82)	(1.02)	(.85)
Net asset value, end of period	$26.47	$41.75	$34.49	$21.54	$18.79
Total Return F	(29.90)%	31.76%	66.23%	22.05%	6.19%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.86%	.79%	.83%	.83%	.85%
Expenses net of fee waivers, if any	.86%	.79%	.83%	.83%	.85%
Expenses net of all reductions	.86%	.79%	.83%	.83%	.85%
Net investment income (loss)	(.32)%	(.38)% D	(.41)%	(.20)%	(.07)% E
Supplemental Data
Net assets, end of period (in millions)	$34,900	$53,845	$43,533	$28,861	$25,615
Portfolio turnover rate I,J	14%	16%	18%	16%	18%

A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.43)%.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.19)%.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Growth Company Fund Class K

Years ended November 30,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$41.89	$34.57	$21.57	$18.80	$18.52
Income from Investment Operations
Net investment income (loss) B,C	(.07)	(.12) D	(.08)	(.02)	- E,F
Net realized and unrealized gain (loss)	(11.34)	10.35	13.90	3.81	1.13
Total from investment operations	(11.41)	10.23	13.82	3.79	1.13
Distributions from net investment income	-	-	-	-	- E
Distributions from net realized gain	(3.89)	(2.91)	(.82)	(1.02)	(.85)
Total distributions	(3.89)	(2.91)	(.82)	(1.02)	(.85)
Net asset value, end of period	$26.59	$41.89	$34.57	$21.57	$18.80
Total Return G	(29.85)%	31.87%	66.37%	22.15%	6.28%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.79%	.73%	.75%	.75%	.76%
Expenses net of fee waivers, if any	.79%	.72%	.75%	.75%	.76%
Expenses net of all reductions	.79%	.72%	.75%	.75%	.76%
Net investment income (loss)	(.26)%	(.32)% D	(.33)%	(.12)%	.02% F
Supplemental Data
Net assets, end of period (in millions)	$7,776	$15,994	$18,449	$14,772	$15,468
Portfolio turnover rate J,K	14%	16%	18%	16%	18%

A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.37)%.

E Amount represents less than $.005 per share.

F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.11)%.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$1,670,887	Recovery value	Recovery value	$0.00 - $0.03 / $0.00	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	5.5 - 23.0 / 7.4	Increase
			Enterprise value/Revenue multiple (EV/R)	2.0 - 24.0 / 7.4	Increase
			Enterprise value/Gross profit multiple (EV/GP)	7.5	Increase
			Premium rate	5.0%	Increase
			Probability rate	5.1% - 80.0% / 37.8%	Increase
		Market approach	Parity price	$0.79	Increase
			Discount rate	5.3% - 53.6% / 25.1%	Decrease
			Transaction price	$0.02 - $215.03 / $38.66	Increase
			Probability rate	25.0% - 75.0% / 50.0%	Increase
		Discounted cash flow	Discount rate	14.0%	Decrease
			Weighted average cost of capital (WACC)	25.0% - 37.0% / 32.3%	Decrease
			Exit multiple	1.8 - 5.5 / 3.3	Increase
		Book value	Book value multiple	1.0 - 1.5 / 1.1	Increase
		Black scholes	Volatility	55.0% - 100.0% / 70.8%	Increase
			Term	2.0 - 4.0 / 2.7	Increase
Corporate Bonds	$10,414	Market comparable	Discount rate	29.2%	Decrease
			Enterprise value/Revenue multiple (EV/R)	2.9	Increase
			Probability rate	10.0% - 50.0% / 33.3%	Increase
		Black scholes	Volatility	75.0%	Increase
			Term	1.1	Increase
Preferred Securities	$18,858	Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	4.8	Increase
			Probability rate	10.0% - 90.0% / 50.0%	Increase
		Market approach	Discount rate	10.0% - 50.0% / 20.5%	Decrease
			Transaction price	$1.11 - $100.00 / $88.96	Increase
			Probability rate	25.0% - 75.0% / 50.0%	Increase
		Black scholes	Volatility	70.0% - 100.0% / 77.8%	Increase
			Term	2.0 - 3.0 / 2.3	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Growth Company Fund	$1,602

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, partnerships, net operating losses, and   losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 27,106,920
Gross unrealized depreciation	(3,117,378)
Net unrealized appreciation (depreciation)	$23,989,542
Tax Cost	$18,961,808

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$2,599,247
Net unrealized appreciation (depreciation) on securities and other investments	$23,989,449

The Fund intends to elect to defer to its next fiscal year $137,099 of ordinary losses recognized during the period January 1, 2022 to November 30, 2022.

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Long-term Capital Gains	$6,433,347	$5,205,937

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Growth Company Fund	202,457.47

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth Company Fund	7,040,172	11,307,909

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Growth Company Fund	94,219	1,682,202	2,666,231	Growth Company and Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Growth Company Fund	156,803	4,317,662	5,548,868	Growth Company and Class K

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to its benchmark index, the Russell 3000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.
For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Company	$41,753.11
Class K	4,114.04
	$45,867

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Growth Company Fund	- A

A Amount represents less than .005%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth Company Fund	$254

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Growth Company Fund	Borrower	$43,434.32%		$11

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Growth Company Fund	775,656	1,294,721	330,851

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Growth Company Fund	2

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Growth Company Fund	$91

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Growth Company Fund	$449	$26	$1,666

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by an amount less than five hundred dollars.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,713.

9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Growth Company Fund
Distributions to shareholders
Growth Company	$ 4,986,906	$3,659,612
Class K	1,446,441	1,546,325
Total	$6,433,347	$5,205,937

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2022	Year ended November 30, 2021	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Growth Company Fund
Growth Company
Shares sold	159,105	130,556	$ 4,503,361	$ 4,765,673
Reinvestment of distributions	123,271	101,682	4,540,077	3,344,306
Shares redeemed	(253,813)	(204,725)	(7,313,072)	(7,392,548)
Net increase (decrease)	28,563	27,513	$1,730,366	$717,431
Class K
Shares sold	40,502	75,170	$ 1,203,828	$ 2,721,138
Reinvestment of distributions	39,098	46,864	1,445,449	1,545,583
Shares redeemed	(168,994)	(273,816)	(4,961,474)	(9,801,899)
Net increase (decrease)	(89,394)	(151,782)	$(2,312,197)	$(5,535,178)

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity Growth Company Fund	15%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Growth Company Fund	21%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the "Fund"), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022
Fidelity® Growth Company Fund
Fidelity® Growth Company Fund	.89%
Actual		$ 1,000	$ 992.90	$ 4.45
Hypothetical- B		$ 1,000	$ 1,020.61	$ 4.51
Class K	.83%
Actual		$ 1,000	$ 993.60	$ 4.15
Hypothetical- B		$ 1,000	$ 1,020.91	$ 4.20

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2022, $3,253,003,761, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.539089.125
GCF-ANN-0123
Fidelity® Series Growth Company Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Series Growth Company Fund	-28.60%	16.16%	16.46%

A     From November 07, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Growth Company Fund, on November 07, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

56,000
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
$10,000
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$39,826 Fidelity® Series Growth Company Fund
$31,253 Russell 3000® Growth Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Portfolio Manager Steven Wymer:
For the fiscal year, the fund returned -28.60%, underperforming the -21.59% result of the benchmark Russell 3000 ® Growth Index. Versus the benchmark, security selection was the primary detractor, especially within information technology. Weak picks in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry, also hurt. Also detracting from our result were stock picks and an overweighting in consumer discretionary. The biggest individual relative detractor was an overweight position in Nvidia (-48%). Nvidia was among the fund's largest holdings. Another notable relative detractor was an out-of-benchmark position in Shopify (-72%). We reduced our stake in the company the past 12 months. Another notable relative detractor was an overweighting in Wayfair (-85%). Conversely, the biggest contributor to performance versus the benchmark was an overweighting in energy. An overweighting in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry, also bolstered the fund's relative result. Also boosting the fund's relative performance was stock selection in communication services. The biggest individual relative contributor was an overweight position in Hess (+97%). The fund's non-benchmark position in Space Exploration Tech gained about 67%. Another notable relative contributor was an outsized stake in Karuna Therapeutics (+84%). Notable changes in positioning include a higher allocation to the health care and industrials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	9.4
NVIDIA Corp.	6.3
Microsoft Corp.	5.2
Amazon.com, Inc.	4.8
lululemon athletica, Inc.	4.2
Alphabet, Inc. Class A	3.9
Alphabet, Inc. Class C	2.1
Salesforce.com, Inc.	1.6
Tesla, Inc.	1.6
Visa, Inc. Class A	1.3
40.4

Market Sectors (% of Fund's net assets)

Information Technology	35.9
Consumer Discretionary	19.9
Health Care	16.3
Communication Services	8.0
Industrials	5.9
Consumer Staples	4.6
Energy	4.0
Materials	2.0
Financials	1.8
Real Estate	0.4
Utilities	0.1

Asset Allocation (% of Fund's net assets)

Foreign investments - 5.4%

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 97.0%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.9%
Diversified Telecommunication Services - 0.0%
Starry Group Holdings, Inc. Class A (a)	261,817	49,222
Entertainment - 0.9%
Electronic Arts, Inc.	5,354	700,196
Netflix, Inc. (a)	286,029	87,390,440
Roblox Corp. (a)(b)	117,700	3,739,329
Roku, Inc. Class A (a)	155,976	9,260,295
The Walt Disney Co. (a)	69,776	6,828,977
		107,919,237
Interactive Media & Services - 6.4%
Alphabet, Inc.:
Class A (a)	4,813,880	486,153,741
Class C (a)	2,656,860	269,538,447
Epic Games, Inc. (a)(c)(d)	11,800	9,992,830
IAC, Inc. (a)	13,500	700,515
Meta Platforms, Inc. Class A (a)	181,630	21,450,503
Snap, Inc. Class A (a)	681,881	7,030,193
Vimeo, Inc. (a)	290,920	1,245,138
Zoominfo Technologies, Inc. (a)	77,500	2,216,500
		798,327,867
Media - 0.0%
The Trade Desk, Inc. (a)	12,100	630,894
Wireless Telecommunication Services - 0.6%
T-Mobile U.S., Inc. (a)	535,253	81,069,419
TOTAL COMMUNICATION SERVICES		987,996,639
CONSUMER DISCRETIONARY - 19.6%
Auto Components - 0.0%
Mobileye Global, Inc.	105,300	3,002,103
Automobiles - 2.1%
Neutron Holdings, Inc. (a)(c)(d)	438,358	9,381
Rad Power Bikes, Inc. (a)(c)(d)	249,183	1,086,438
Rivian Automotive, Inc.	2,056,135	65,878,565
Tesla, Inc. (a)	998,055	194,321,309
		261,295,693
Hotels, Restaurants & Leisure - 1.7%
Airbnb, Inc. Class A (a)	148,500	15,167,790
Booking Holdings, Inc. (a)	37,472	77,921,150
Chipotle Mexican Grill, Inc. (a)	13,370	21,752,455
Dutch Bros, Inc. (a)(b)	42,100	1,588,854
Expedia, Inc. (a)	84,700	9,049,348
Hyatt Hotels Corp. Class A (a)	8,383	840,983
Marriott International, Inc. Class A	145,350	24,033,623
McDonald's Corp.	5,825	1,589,002
Penn Entertainment, Inc. (a)	761,200	26,786,628
Shake Shack, Inc. Class A (a)	35,636	1,874,454
Sonder Holdings, Inc. (a)(b)	1,368,972	2,423,080
Sonder Holdings, Inc.:
rights (a)(d)	14,240	10,110
rights (a)(d)	14,240	8,544
rights (a)(d)	14,239	7,404
rights (a)(d)	14,239	6,408
rights (a)(d)	14,238	5,553
rights (a)(d)	14,238	4,983
Starbucks Corp.	171,953	17,573,597
Sweetgreen, Inc. Class A	463,951	6,648,418
Yum China Holdings, Inc.	158,012	8,709,621
		216,002,005
Household Durables - 0.4%
Lennar Corp. Class A	480,269	42,182,026
Purple Innovation, Inc. (a)(b)	1,583,687	7,997,619
		50,179,645
Internet & Direct Marketing Retail - 5.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	80,100	7,013,556
Amazon.com, Inc. (a)	6,226,460	601,102,448
Etsy, Inc. (a)	32,381	4,277,206
JD.com, Inc. sponsored ADR	59,929	3,426,740
Lyft, Inc. (a)	701,640	7,872,401
Pinduoduo, Inc. ADR (a)	71,000	5,824,840
Revolve Group, Inc. (a)	465,400	12,295,868
RumbleON, Inc. Class B (a)(b)	250,700	1,912,841
Uber Technologies, Inc. (a)	1,641,404	47,830,513
Wayfair LLC Class A (a)	838,005	30,704,503
Zomato Ltd. (a)	6,700,000	5,461,078
		727,721,994
Leisure Products - 0.0%
Peloton Interactive, Inc. Class A (a)	43,942	500,060
Multiline Retail - 0.7%
Dollar General Corp.	118,140	30,206,035
Dollar Tree, Inc. (a)	104,094	15,644,287
Ollie's Bargain Outlet Holdings, Inc. (a)	460,882	28,067,714
Target Corp.	75,813	12,666,078
		86,584,114
Specialty Retail - 2.8%
Fanatics, Inc. Class A (a)(c)(d)	180,405	13,741,449
Five Below, Inc. (a)	67,200	10,809,792
Floor & Decor Holdings, Inc. Class A (a)	98,200	7,328,666
Lowe's Companies, Inc.	428,123	90,997,544
RH (a)	33,129	9,502,391
Ross Stores, Inc.	132,200	15,555,974
The Home Depot, Inc.	308,877	100,073,059
TJX Companies, Inc.	1,356,172	108,561,569
		356,570,444
Textiles, Apparel & Luxury Goods - 6.1%
Canada Goose Holdings, Inc. (a)(b)	344,371	6,451,436
Crocs, Inc. (a)	236,300	23,866,300
Deckers Outdoor Corp. (a)	153,670	61,295,890
Li Ning Co. Ltd.	67,500	542,464
lululemon athletica, Inc. (a)	1,368,258	520,362,200
NIKE, Inc. Class B	386,454	42,390,139
On Holding AG (a)(b)	1,414,964	27,478,601
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,624,679	68,512,713
Tory Burch LLC (a)(c)(d)(e)	248,840	7,470,177
		758,369,920
TOTAL CONSUMER DISCRETIONARY		2,460,225,978
CONSUMER STAPLES - 4.5%
Beverages - 1.9%
Celsius Holdings, Inc. (a)	105,800	11,779,772
Constellation Brands, Inc. Class A (sub. vtg.)	68,400	17,602,740
Keurig Dr. Pepper, Inc.	678,971	26,255,809
Monster Beverage Corp. (a)	437,535	45,004,850
PepsiCo, Inc.	234,164	43,439,764
The Coca-Cola Co.	1,410,407	89,715,989
		233,798,924
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	142,744	76,974,702
Kroger Co.	230,440	11,335,344
Ocado Group PLC (a)	32,320	244,686
Performance Food Group Co. (a)	185,168	11,291,545
Sysco Corp.	172,500	14,922,975
Walmart, Inc.	32,100	4,892,682
		119,661,934
Food Products - 0.7%
Archer Daniels Midland Co.	138,300	13,484,250
Bunge Ltd.	266,054	27,893,101
Darling Ingredients, Inc. (a)	221,169	15,886,569
Kellogg Co.	118,600	8,651,870
Mondelez International, Inc.	94,217	6,370,011
The Hershey Co.	74,000	17,402,580
The Real Good Food Co. LLC:
Class B (d)	131,479	1
Class B unit (f)	131,479	940,075
The Real Good Food Co., Inc.	11,600	82,940
		90,711,397
Household Products - 0.4%
Church & Dwight Co., Inc.	54,121	4,430,886
Colgate-Palmolive Co.	120,591	9,343,391
Procter & Gamble Co.	258,478	38,554,578
		52,328,855
Personal Products - 0.1%
Olaplex Holdings, Inc. (a)(b)	1,603,195	9,571,074
The Beauty Health Co. (a)(c)	553,828	5,953,651
The Beauty Health Co. (a)	249,298	2,679,954
		18,204,679
Tobacco - 0.4%
JUUL Labs, Inc. Class A (a)(c)(d)	13,297	59,438
Philip Morris International, Inc.	565,400	56,353,418
		56,412,856
TOTAL CONSUMER STAPLES		571,118,645
ENERGY - 4.0%
Energy Equipment & Services - 0.6%
Baker Hughes Co. Class A	457,800	13,285,356
Halliburton Co.	915,500	34,688,295
Schlumberger Ltd.	612,000	31,548,600
		79,522,251
Oil, Gas & Consumable Fuels - 3.4%
Cameco Corp.	676,100	16,483,318
ConocoPhillips Co.	86,400	10,671,264
Devon Energy Corp.	280,600	19,226,712
EOG Resources, Inc.	377,300	53,550,189
EQT Corp.	128,600	5,453,926
Exxon Mobil Corp.	64,500	7,181,430
Hess Corp.	1,115,306	160,503,686
Occidental Petroleum Corp.	241,700	16,795,733
Phillips 66 Co.	82,600	8,957,144
Pioneer Natural Resources Co.	146,300	34,525,337
Range Resources Corp.	1,181,576	34,112,099
Reliance Industries Ltd.	928,159	31,244,854
Valero Energy Corp.	181,600	24,265,392
		422,971,084
TOTAL ENERGY		502,493,335
FINANCIALS - 1.7%
Banks - 0.6%
Bank of America Corp.	865,517	32,759,818
HDFC Bank Ltd. sponsored ADR	412,922	29,139,906
JPMorgan Chase & Co.	111,023	15,341,158
Wells Fargo & Co.	57,300	2,747,535
		79,988,417
Capital Markets - 0.8%
BlackRock, Inc. Class A	42,297	30,284,652
Charles Schwab Corp.	828,506	68,384,885
		98,669,537
Consumer Finance - 0.0%
Discover Financial Services	21,982	2,381,970
Diversified Financial Services - 0.3%
Adimab LLC (a)(c)(d)(e)	762,787	30,732,688
Ant International Co. Ltd. Class C (a)(c)(d)	617,086	999,679
		31,732,367
TOTAL FINANCIALS		212,772,291
HEALTH CARE - 15.7%
Biotechnology - 8.0%
4D Pharma PLC (a)(b)(d)	596,200	119,714
AbbVie, Inc.	126,249	20,348,814
Absci Corp. (a)(b)	958,683	2,396,708
ACADIA Pharmaceuticals, Inc. (a)	1,027,571	16,009,556
Akouos, Inc. (a)	13,100	174,099
Akouos, Inc. (a)(f)	113,263	1,505,265
Akouos, Inc. (CVR) (d)	74,200	58,618
Alector, Inc. (a)	308,168	2,616,346
Allovir, Inc. (a)(b)	466,110	3,500,486
Alnylam Pharmaceuticals, Inc. (a)	656,931	144,912,409
Ambrx Biopharma, Inc. ADR (a)	72,486	35,515
Amgen, Inc.	121,204	34,712,826
Arcutis Biotherapeutics, Inc. (a)	192,100	3,309,883
Argenx SE ADR (a)	216,260	86,064,992
Arrowhead Pharmaceuticals, Inc. (a)	39,959	1,286,680
Ars Pharmaceuticals, Inc. (a)	226,421	1,408,339
Ascendis Pharma A/S sponsored ADR (a)	9,489	1,167,716
aTyr Pharma, Inc. (a)	232,631	502,483
Avidity Biosciences, Inc. (a)	323,900	3,770,196
Axcella Health, Inc. (a)	949,347	797,831
Beam Therapeutics, Inc. (a)(b)	129,400	5,976,986
BeiGene Ltd. ADR (a)	222,239	42,583,215
Biogen, Inc. (a)	1,742	531,606
BioNTech SE ADR	8,502	1,420,004
BioXcel Therapeutics, Inc. (a)(b)	314,798	5,216,203
Caris Life Sciences, Inc. (c)(d)	396,011	2,217,662
Century Therapeutics, Inc. (a)	315,404	3,311,742
Cerevel Therapeutics Holdings (a)	1,647,616	47,714,959
Codiak Biosciences, Inc. (a)	432,962	298,787
Codiak Biosciences, Inc. warrants 9/15/27 (a)	104,600	14,136
CRISPR Therapeutics AG (a)(b)	219,748	12,039,993
Cyclerion Therapeutics, Inc. (a)	160,351	152,333
Cyclerion Therapeutics, Inc. (a)(c)	150,550	143,023
Day One Biopharmaceuticals, Inc. (a)	275,400	5,846,742
Denali Therapeutics, Inc. (a)	45,674	1,457,457
Deverra Therapeutics, Inc. (a)(d)	20,487	35,238
EQRx, Inc. (a)	1,706,028	6,414,665
EQRx, Inc.:
rights (a)(d)	90,566	296,151
rights (a)(d)	38,814	103,245
Erasca, Inc. (a)	90,500	683,275
Evelo Biosciences, Inc. (a)(b)	1,458,314	3,047,876
Foghorn Therapeutics, Inc. (a)	299,433	2,021,173
Gemini Therapeutics, Inc. (a)(b)	16,600	28,552
Generation Bio Co. (a)	647,360	3,450,429
Immunocore Holdings PLC ADR (a)	72,370	4,545,560
Immunovant, Inc. (a)	154,500	2,025,495
Inhibrx, Inc. (a)(b)	70,800	2,122,584
Instil Bio, Inc. (a)	63,900	84,987
Intarcia Therapeutics, Inc. warrants 12/6/24 (a)(d)	7,022	0
Intellia Therapeutics, Inc. (a)	116,700	6,005,382
Invivyd, Inc. (a)(b)	1,614,327	3,648,379
Ionis Pharmaceuticals, Inc. (a)	2,150,349	87,712,736
Janux Therapeutics, Inc. (a)	100,700	1,373,548
Karuna Therapeutics, Inc. (a)	366,548	86,252,410
Kinnate Biopharma, Inc. (a)	34,000	269,280
Legend Biotech Corp. ADR (a)	497,600	25,631,376
Lexicon Pharmaceuticals, Inc. (a)	145,522	311,417
Lyell Immunopharma, Inc. (a)(b)	439,700	1,851,137
Moderna, Inc. (a)	246,541	43,369,027
Monte Rosa Therapeutics, Inc. (a)	368,894	3,128,221
Morphic Holding, Inc. (a)	322,314	8,870,081
Nuvalent, Inc. Class A (a)	346,676	11,398,707
Omega Therapeutics, Inc. (a)	302,635	2,118,445
ORIC Pharmaceuticals, Inc. (a)	127,341	457,154
Poseida Therapeutics, Inc. (a)	785,859	3,583,517
Prothena Corp. PLC (a)	195,905	12,246,022
PTC Therapeutics, Inc. (a)	299,058	12,407,916
Recursion Pharmaceuticals, Inc. (a)(b)	574,900	5,404,060
Regeneron Pharmaceuticals, Inc. (a)	87,921	66,090,216
Relay Therapeutics, Inc. (a)	296,700	5,512,686
Roivant Sciences Ltd. (a)	2,175,300	11,659,608
Rubius Therapeutics, Inc. (a)	1,184,817	263,029
Sage Therapeutics, Inc. (a)	636,913	26,138,910
Saluda Medical Pty Ltd. warrants (a)(c)(d)	32,997	12,539
Sana Biotechnology, Inc. (a)(b)	169,800	847,302
Scholar Rock Holding Corp. (a)	507,934	3,946,647
Scholar Rock Holding Corp. warrants 12/31/25 (a)(c)	44,550	137,751
Seagen, Inc. (a)	5,700	691,923
Seres Therapeutics, Inc. (a)	1,446,348	9,401,262
Shattuck Labs, Inc. (a)	321,000	728,670
Sigilon Therapeutics, Inc. (a)	56,196	23,417
SpringWorks Therapeutics, Inc. (c)	125,200	2,724,602
SpringWorks Therapeutics, Inc. (a)(b)	773,093	18,693,389
Synlogic, Inc. (a)	615,046	367,921
Tango Therapeutics, Inc. (a)	238,656	1,792,307
Taysha Gene Therapies, Inc. (a)	144,508	319,363
TG Therapeutics, Inc. (a)	479,051	4,225,230
Twist Bioscience Corp. (a)	297,200	8,128,420
Tyra Biosciences, Inc. (a)	27,700	194,177
uniQure B.V. (a)	50,949	1,348,111
UNITY Biotechnology, Inc. (a)(b)	111,300	306,075
UNITY Biotechnology, Inc. warrants 8/22/27 (a)	700,000	31,828
Vaxcyte, Inc. (a)	325,480	14,991,609
Vera Therapeutics, Inc. (a)	129,982	2,170,699
Vertex Pharmaceuticals, Inc. (a)	65,193	20,627,065
Verve Therapeutics, Inc. (a)	110,867	2,575,440
Vor Biopharma, Inc. (a)	74,411	342,291
Yumanity Therapeutics, Inc. (a)	84,792	151,778
Zai Lab Ltd. ADR (a)	163,886	6,319,444
Zentalis Pharmaceuticals, Inc. (a)	190,138	4,205,853
		1,009,490,931
Health Care Equipment & Supplies - 3.5%
Abbott Laboratories	9,901	1,065,150
Blink Health LLC Series A1 (a)(c)(d)	8,589	332,223
DexCom, Inc. (a)	385,684	44,847,336
Figs, Inc. Class A (a)	123,600	967,788
Insulet Corp. (a)	515,743	154,397,982
Intuitive Surgical, Inc. (a)	220,623	59,654,253
Novocure Ltd. (a)(b)	1,403,085	107,813,051
Oddity Tech Ltd. (c)(d)	2,226	893,472
Outset Medical, Inc. (a)	396,553	8,359,337
Presbia PLC (a)(d)	454,926	6,824
PROCEPT BioRobotics Corp. (a)	344,956	14,798,612
Shockwave Medical, Inc. (a)	167,567	42,494,991
		435,631,019
Health Care Providers & Services - 1.6%
Alignment Healthcare, Inc. (a)	461,922	6,143,563
AmerisourceBergen Corp.	42,000	7,168,980
Centene Corp. (a)	121,590	10,584,410
Guardant Health, Inc. (a)	121,000	6,333,140
Humana, Inc.	73,043	40,166,346
McKesson Corp.	33,600	12,824,448
Progyny, Inc. (a)	34,400	1,260,072
The Oncology Institute, Inc. (a)(c)	377,375	532,099
UnitedHealth Group, Inc.	205,954	112,813,363
		197,826,421
Health Care Technology - 0.0%
DNA Script (c)(d)	85	65,674
DNA Script (c)(d)	324	250,334
		316,008
Life Sciences Tools & Services - 0.7%
10X Genomics, Inc. (a)	44,800	1,731,968
10X Genomics, Inc. Class B (a)(f)	640,857	24,775,532
Akoya Biosciences, Inc. (a)(b)	900	11,682
Danaher Corp.	36,533	9,988,488
Olink Holding AB ADR (a)	328,035	7,817,074
Seer, Inc. (a)	343,117	2,216,536
Thermo Fisher Scientific, Inc.	41,774	23,402,630
WuXi AppTec Co. Ltd. (H Shares) (f)	261,840	2,640,234
Wuxi Biologics (Cayman), Inc. (a)(f)	1,928,310	12,637,634
		85,221,778
Pharmaceuticals - 1.9%
Arvinas Holding Co. LLC (a)	52,500	2,154,600
Atea Pharmaceuticals, Inc. (a)	1,607,594	7,539,616
Bristol-Myers Squibb Co.	132,265	10,618,234
DICE Therapeutics, Inc. (a)	91,400	3,181,634
Dragonfly Therapeutics, Inc. (a)(c)(d)	126,113	1,547,407
Eli Lilly & Co.	282,100	104,681,668
Fulcrum Therapeutics, Inc. (a)	304,788	2,087,798
GH Research PLC (a)	282,373	3,089,161
Hansoh Pharmaceutical Group Co. Ltd. (f)	288,400	547,495
Harmony Biosciences Holdings, Inc. (a)(b)	566,612	33,866,399
Intra-Cellular Therapies, Inc. (a)	919,209	49,839,512
Nuvation Bio, Inc. (a)	896,263	1,711,862
OptiNose, Inc. (a)	1,545,428	2,735,408
OptiNose, Inc. warrants (a)	206,400	133,941
Pharvaris BV (a)	41,400	85,284
Pliant Therapeutics, Inc. (a)	417,000	7,664,460
Sienna Biopharmaceuticals, Inc. (a)(d)	589,618	6
Skyhawk Therapeutics, Inc. (a)(c)(d)	126,063	1,471,155
Theravance Biopharma, Inc. (a)	287,145	3,089,680
UCB SA	25,000	2,017,914
		238,063,234
TOTAL HEALTH CARE		1,966,549,391
INDUSTRIALS - 5.6%
Aerospace & Defense - 1.4%
AeroVironment, Inc. (a)	36,000	3,311,640
Lockheed Martin Corp.	68,000	32,992,920
Raytheon Technologies Corp.	176,000	17,374,720
Space Exploration Technologies Corp. Class A (a)(c)(d)	1,375,690	96,298,300
The Boeing Co. (a)	113,636	20,327,208
		170,304,788
Air Freight & Logistics - 0.2%
Delhivery Private Ltd.	646,600	2,683,320
United Parcel Service, Inc. Class B	89,184	16,920,880
		19,604,200
Airlines - 0.9%
Delta Air Lines, Inc. (a)	648,190	22,926,480
JetBlue Airways Corp. (a)	97,414	775,415
Ryanair Holdings PLC sponsored ADR (a)	8,578	649,269
Southwest Airlines Co.	830,766	33,155,871
Spirit Airlines, Inc. (a)	648,933	14,088,335
United Airlines Holdings, Inc. (a)	378,125	16,701,781
Wheels Up Experience, Inc.:
Class A (a)	94,800	121,344
rights (a)(d)	23,018	9,898
rights (a)(d)	23,018	8,056
rights (a)(d)	23,018	6,905
Wizz Air Holdings PLC (a)(f)	695,083	18,974,981
		107,418,335
Construction & Engineering - 0.2%
Fluor Corp. (a)	392,600	13,195,286
MasTec, Inc. (a)	47,900	4,350,757
Quanta Services, Inc.	51,000	7,643,880
		25,189,923
Electrical Equipment - 0.3%
Eaton Corp. PLC	82,924	13,553,928
Emerson Electric Co.	203,549	19,493,888
Generac Holdings, Inc. (a)	93,500	9,866,120
NuScale Power Corp. (a)(b)	160,300	1,747,270
		44,661,206
Industrial Conglomerates - 0.1%
3M Co.	22,280	2,806,612
Honeywell International, Inc.	41,483	9,107,593
		11,914,205
Machinery - 0.9%
Caterpillar, Inc.	113,660	26,870,361
Deere & Co.	98,552	43,461,432
Fortive Corp.	32,200	2,175,110
Illinois Tool Works, Inc.	64,153	14,592,883
Ingersoll Rand, Inc.	83,744	4,519,664
Xylem, Inc.	225,017	25,280,660
		116,900,110
Professional Services - 0.0%
LegalZoom.com, Inc. (a)	228,400	2,021,340
Road & Rail - 1.6%
Avis Budget Group, Inc. (a)	531,413	118,823,947
Bird Global, Inc. (a)(c)	228,339	52,792
Bird Global, Inc.:
Class A (a)	16,700	3,861
rights (a)(d)	28,568	1,143
rights (a)(d)	28,568	857
rights (a)(d)	28,567	571
CSX Corp.	87,500	2,860,375
Hertz Global Holdings, Inc. (b)	980,081	16,857,393
Union Pacific Corp.	299,361	65,090,062
		203,691,001
TOTAL INDUSTRIALS		701,705,108
INFORMATION TECHNOLOGY - 35.6%
Communications Equipment - 0.6%
Arista Networks, Inc. (a)	132,032	18,392,058
Ciena Corp. (a)	916,297	41,196,713
Infinera Corp. (a)(b)	3,001,675	20,261,306
		79,850,077
Electronic Equipment & Components - 0.0%
Coherent Corp. (a)	169,490	6,215,198
TE Connectivity Ltd.	1,941	244,799
		6,459,997
IT Services - 4.1%
Accenture PLC Class A	132,900	39,993,597
Block, Inc. Class A (a)	53,185	3,604,347
Cloudflare, Inc. (a)	1,277,281	62,765,588
IBM Corp.	135,395	20,160,316
MasterCard, Inc. Class A	389,249	138,728,344
MongoDB, Inc. Class A (a)	8,941	1,365,201
Okta, Inc. (a)	115,381	6,152,115
PayPal Holdings, Inc. (a)	165,327	12,963,290
Shopify, Inc. Class A (a)	465,690	19,130,974
Snowflake, Inc. (a)	97,125	13,879,163
Toast, Inc. (a)(b)	1,550,700	28,470,852
Visa, Inc. Class A	754,212	163,664,004
X Holdings I, Inc. (c)(d)	2,263	992,937
		511,870,728
Semiconductors & Semiconductor Equipment - 10.2%
Advanced Micro Devices, Inc. (a)	788,236	61,190,761
Applied Materials, Inc.	446,085	48,890,916
ASML Holding NV	14,385	8,747,806
Broadcom, Inc.	42,425	23,377,448
Cirrus Logic, Inc. (a)	351,066	26,228,141
Enphase Energy, Inc. (a)	77,300	24,781,607
First Solar, Inc. (a)	240,700	41,527,971
GlobalFoundries, Inc. (a)	87,100	5,604,885
KLA Corp.	57,586	22,639,936
Lam Research Corp.	18,100	8,550,078
Lattice Semiconductor Corp. (a)	5,300	385,999
Marvell Technology, Inc.	811,741	37,762,191
Micron Technology, Inc.	84,631	4,878,977
Monolithic Power Systems, Inc.	32,900	12,566,484
NVIDIA Corp.	4,653,340	787,484,728
onsemi (a)	185,400	13,942,080
Qualcomm, Inc.	158,109	19,999,207
Silicon Laboratories, Inc. (a)	390,739	56,829,080
SiTime Corp. (a)	165,785	17,483,686
SolarEdge Technologies, Inc. (a)	9,100	2,719,626
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	84,068	6,975,963
Teradyne, Inc.	80,950	7,564,778
Texas Instruments, Inc.	154,594	27,898,033
Wolfspeed, Inc. (a)(b)	142,629	12,967,829
		1,280,998,210
Software - 10.4%
Adobe, Inc. (a)	189,412	65,333,881
Atlassian Corp. PLC (a)	9,626	1,266,300
Autodesk, Inc. (a)	128,142	25,878,277
Bill.Com Holdings, Inc. (a)	11,100	1,336,662
Clear Secure, Inc.	1,400	43,512
Coupa Software, Inc. (a)	20,804	1,315,645
Crowdstrike Holdings, Inc. (a)	110,733	13,027,737
Datadog, Inc. Class A (a)	64,830	4,912,817
Elastic NV (a)	48,894	2,991,824
HubSpot, Inc. (a)	54,117	16,399,075
Intuit, Inc.	77,794	31,708,056
Microsoft Corp.	2,540,536	648,192,355
Nutanix, Inc. Class A (a)	3,487,082	98,544,937
Oracle Corp.	1,201,504	99,760,877
Paycom Software, Inc. (a)	14,000	4,747,400
Paylocity Holding Corp. (a)	26,697	5,815,408
RingCentral, Inc. (a)	49,842	1,847,145
Riskified Ltd. (a)(b)	373,074	1,925,062
Salesforce.com, Inc. (a)	1,263,449	202,467,702
Samsara, Inc.	52,300	498,419
SentinelOne, Inc. (a)	48,500	703,250
ServiceNow, Inc. (a)	56,400	23,479,320
Stripe, Inc. Class B (a)(c)(d)	43,500	1,104,030
UiPath, Inc. Class A (a)(b)	1,410,648	17,590,781
Workday, Inc. Class A (a)	33,032	5,546,073
Zoom Video Communications, Inc. Class A (a)	180,353	13,604,027
Zscaler, Inc. (a)	91,865	12,259,384
		1,302,299,956
Technology Hardware, Storage & Peripherals - 10.3%
Apple, Inc.	7,954,128	1,177,449,560
Pure Storage, Inc. Class A (a)	3,600,801	105,107,381
Samsung Electronics Co. Ltd.	122,613	5,957,010
		1,288,513,951
TOTAL INFORMATION TECHNOLOGY		4,469,992,919
MATERIALS - 1.9%
Chemicals - 1.1%
Albemarle Corp.	49,600	13,788,304
CF Industries Holdings, Inc.	365,900	39,586,721
Cibus Corp.:
Series C (a)(c)(d)(e)	1,142,857	2,228,571
Series D (a)(c)(d)(e)	750,960	1,464,372
Series E (a)(c)(d)(e)	123,690	241,196
Corteva, Inc.	589,900	39,617,684
DuPont de Nemours, Inc.	233,946	16,495,532
The Mosaic Co.	327,300	16,790,490
		130,212,870
Containers & Packaging - 0.0%
Sealed Air Corp.	73,800	3,928,374
Metals & Mining - 0.8%
Barrick Gold Corp. (Canada) (b)	370,300	6,042,512
Freeport-McMoRan, Inc.	1,964,200	78,175,160
Rio Tinto PLC sponsored ADR (b)	255,000	17,503,200
		101,720,872
TOTAL MATERIALS		235,862,116
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.	82,298	18,208,433
Equinix, Inc.	6,800	4,696,420
Simon Property Group, Inc.	80,100	9,567,144
		32,471,997
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	141,300	11,247,480
WeWork, Inc. (a)	1,818,738	5,019,717
		16,267,197
TOTAL REAL ESTATE		48,739,194
UTILITIES - 0.1%
Electric Utilities - 0.1%
ORSTED A/S (f)	94,400	8,265,702
TOTAL COMMON STOCKS (Cost $6,674,854,521)		12,165,721,318

Preferred Stocks - 1.9%
	Shares	Value ($)
Convertible Preferred Stocks - 1.8%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd. Series E1 (a)(c)(d)	84,766	15,597,792
Reddit, Inc.:
Series B(a)(c)(d)	37,935	1,559,129
Series E(a)(c)(d)	5,127	210,720
Series F(a)(c)(d)	40,428	1,661,591
		19,029,232
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(a)(c)(d)	32,487	141,643
Series C(a)(c)(d)	127,831	557,343
Series D(a)(c)(d)	215,900	941,324
		1,640,310
Hotels, Restaurants & Leisure - 0.1%
Discord, Inc. Series I (a)(c)(d)	1,400	496,958
MOD Super Fast Pizza Holdings LLC:
Series 3(a)(c)(d)(e)	16,248	4,274,682
Series 4(a)(c)(d)(e)	1,483	372,722
Series 5(a)(c)(d)(e)	5,955	1,400,318
		6,544,680
Internet & Direct Marketing Retail - 0.0%
Instacart, Inc.:
Series H(a)(c)(d)	13,904	613,166
Series I(a)(c)(d)	6,341	279,638
Meesho Series F (a)(c)(d)	62,461	4,680,203
		5,573,007
Textiles, Apparel & Luxury Goods - 0.1%
Freenome, Inc.:
Series C(a)(c)(d)	190,858	1,748,259
Series D(c)(d)	91,538	838,488
Laronde, Inc. Series B (a)(c)(d)	66,432	1,344,584
Odyssey Therapeutics Series B (c)(d)	468,023	2,957,905
		6,889,236
TOTAL CONSUMER DISCRETIONARY		20,647,233

CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
GoBrands, Inc.:
Series G(a)(c)(d)	26,833	4,234,516
Series H(a)(c)(d)	21,372	3,372,715
		7,607,231
Food Products - 0.0%
AgBiome LLC:
Series C(a)(c)(d)	338,565	2,136,345
Series D(a)(c)(d)	126,371	788,555
Bowery Farming, Inc. Series C1 (a)(c)(d)	27,136	615,987
		3,540,887
Tobacco - 0.0%
JUUL Labs, Inc. Series E (a)(c)(d)	6,648	29,717

TOTAL CONSUMER STAPLES		11,177,835

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Apogee Therapeutics Series B (c)(d)	565,933	1,870,160
Paragon Biosciences Emalex Capital, Inc.:
Series B(a)(c)(d)	198,234	2,146,874
Series C(a)(c)(d)	115,792	1,254,027
Series D1(c)(d)	214,900	2,327,367
Series D2(c)(d)	44,427	481,144
		8,079,572
HEALTH CARE - 0.6%
Biotechnology - 0.5%
Altos Labs, Inc. Series B (c)(d)	122,084	2,337,713
Ankyra Therapeutics Series B (a)(c)(d)	257,347	1,016,521
Asimov, Inc. Series B (a)(c)(d)	15,783	924,884
Bright Peak Therapeutics AG Series B (a)(c)(d)	239,403	663,146
Caris Life Sciences, Inc. Series D (a)(c)(d)	255,590	1,431,304
Castle Creek Biosciences, Inc.:
Series D1(c)(d)	4,460	908,680
Series D2(c)(d)	1,412	287,681
Cleerly, Inc. Series C (c)(d)	272,438	3,168,454
Deep Genomics, Inc. Series C (a)(c)(d)	129,534	1,299,226
Dianthus Therapeutics, Inc. Series A (c)(d)	287,993	1,075,049
Element Biosciences, Inc.:
Series B(a)(c)(d)	250,956	3,428,059
Series C(a)(c)(d)	101,911	1,392,104
ElevateBio LLC Series C (a)(c)(d)	332,500	1,520,523
Fog Pharmaceuticals, Inc. Series D (c)(d)	247,595	2,664,890
Generate Biomedicines Series B (c)(d)	157,390	1,279,581
Inscripta, Inc.:
Series D(a)(c)(d)	308,833	1,927,118
Series E(a)(c)(d)	222,357	1,387,508
Intarcia Therapeutics, Inc. Series EE (a)(c)(d)	116,544	1
Korro Bio, Inc.:
Series B1(c)(d)	241,420	461,112
Series B2(c)(d)	226,657	432,915
LifeMine Therapeutics, Inc. Series C (c)(d)	1,780,790	3,045,151
National Resilience, Inc.:
Series B(a)(c)(d)	251,448	15,270,437
Series C(a)(c)(d)	44,850	2,723,741
Quell Therapeutics Ltd. Series B (c)(d)	760,965	928,377
SalioGen Therapeutics, Inc. Series B (c)(d)	8,766	653,681
Saluda Medical Pty Ltd. Series D (c)(d)	109,988	1,269,262
Sonoma Biotherapeutics, Inc.:
Series B(a)(c)(d)	481,325	808,626
Series B1(a)(c)(d)	256,702	431,259
T-Knife Therapeutics, Inc. Series B (a)(c)(d)	199,356	763,533
Treeline Biosciences:
Series A(a)(c)(d)	289,700	2,494,404
Series A1(c)(d)	143,637	1,236,758
		57,231,698
Health Care Equipment & Supplies - 0.1%
Blink Health LLC Series C (a)(c)(d)	197,068	7,622,590
Kardium, Inc. Series D6 (a)(c)(d)	1,136,853	846,137
		8,468,727
Health Care Providers & Services - 0.0%
Boundless Bio, Inc. Series B (a)(c)(d)	616,102	560,653
Conformal Medical, Inc. Series C (a)(c)(d)	240,750	857,070
Scorpion Therapeutics, Inc. Series B (a)(c)(d)	242,077	302,596
		1,720,319
Health Care Technology - 0.0%
Aledade, Inc.:
Series B1(a)(c)(d)	22,992	1,104,306
Series E1(c)(d)	17,916	860,505
DNA Script:
Series B(c)(d)	4	3,091
Series C(a)(c)(d)	2,060	1,591,628
Omada Health, Inc. Series E (c)(d)	435,062	1,331,290
PrognomIQ, Inc.:
Series A5(a)(c)(d)	83,544	217,214
Series B(a)(c)(d)	198,721	516,675
Series C(c)(d)	66,506	172,916
Wugen, Inc. Series B (a)(c)(d)	96,718	504,868
		6,302,493
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc.:
Series B(a)(c)(d)	4,910	1,087,663
Series C(a)(c)(d)	2,570	569,306
Galvanize Therapeutics Series B (c)(d)	1,018,908	1,721,955
Nohla Therapeutics, Inc. Series B (a)(c)(d)	3,126,919	31
		3,378,955
TOTAL HEALTH CARE		77,102,192

INDUSTRIALS - 0.3%
Aerospace & Defense - 0.3%
Space Exploration Technologies Corp. Series G (a)(c)(d)	53,937	37,755,900

Construction & Engineering - 0.0%
Beta Technologies, Inc.:
Series A(a)(c)(d)	10,986	905,466
Series B, 6.00%(c)(d)	17,147	1,413,256
		2,318,722
TOTAL INDUSTRIALS		40,074,622

INFORMATION TECHNOLOGY - 0.3%
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (a)(c)(d)	814,561	448,009
Menlo Micro, Inc. Series C (c)(d)	959,784	1,017,371
		1,465,380
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	209,665	6,567

Semiconductors & Semiconductor Equipment - 0.1%
Alif Semiconductor Series C (c)(d)	43,548	753,816
Astera Labs, Inc.:
Series A(c)(d)	85,993	874,549
Series B(c)(d)	14,642	148,909
Series C(a)(c)(d)	371,500	3,778,155
Series D(c)(d)	291,891	2,968,531
GaN Systems, Inc.:
Series F1(c)(d)	50,937	280,663
Series F2(c)(d)	26,897	148,202
SiMa.ai:
Series B(a)(c)(d)	338,113	2,109,825
Series B1(c)(d)	22,648	165,330
Xsight Labs Ltd. Series D (a)(c)(d)	167,386	1,178,397
		12,406,377
Software - 0.2%
Bolt Technology OU Series E (c)(d)	13,569	1,735,901
Databricks, Inc.:
Series G(a)(c)(d)	53,226	2,514,929
Series H(a)(c)(d)	56,454	2,667,452
Dataminr, Inc. Series D (a)(c)(d)	442,241	8,062,053
Evozyne LLC Series A (a)(c)(d)	101,400	1,580,826
Skyryse, Inc. Series B (a)(c)(d)	117,170	2,356,289
Stripe, Inc. Series H (a)(c)(d)	19,200	487,296
Tenstorrent, Inc. Series C1 (a)(c)(d)	21,000	1,122,240
		20,526,986
TOTAL INFORMATION TECHNOLOGY		34,405,310

MATERIALS - 0.1%
Chemicals - 0.0%
Farmers Business Network, Inc. Series G (a)(c)(d)	36,990	1,709,678

Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (a)(c)(d)	355,446	11,527,114

TOTAL MATERIALS		13,236,792

UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials Series C (a)(c)(d)	16,253	526,760

TOTAL CONVERTIBLE PREFERRED STOCKS		224,279,548
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1D (a)(c)(d)	5,678,726	121,525
Waymo LLC Series A2 (a)(c)(d)	10,731	494,592
		616,117
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. Series E (c)	137,221	6,741,434

TOTAL CONSUMER DISCRETIONARY		7,357,551

HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(c)(d)	13,511	2,923,916
Faraday Pharmaceuticals, Inc. Series B (a)(c)(d)	219,824	235,212
		3,159,128
TOTAL NONCONVERTIBLE PREFERRED STOCKS		10,516,679
TOTAL PREFERRED STOCKS (Cost $204,310,877)		234,796,227

Convertible Bonds - 0.0%
	Principal Amount (g)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 10/27/25 (c)(d)(h)	1,347,300	1,199,366
4% 5/22/27 (c)(d)	857,900	738,395
4% 6/12/27 (c)(d)	25,455	21,909
		1,959,670
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Blink Health LLC 5% 1/15/24 (c)(d)	3,000,000	3,152,700
TOTAL CONVERTIBLE BONDS (Cost $5,230,655)		5,112,370

Preferred Securities - 0.0%
	Principal Amount (g)	Value ($)
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% 7/18/23 (c)(d)(i)	614,446	0
Health Care Equipment & Supplies - 0.0%
Kardium, Inc. 0% (c)(d)(j)	1,612,660	1,612,660
TOTAL HEALTH CARE		1,612,660
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (c)(d)	346,804	326,343
Semiconductors & Semiconductor Equipment - 0.0%
GaN Systems, Inc. 0% (c)(d)(j)	1,193,899	755,141
Software - 0.0%
Tenstorrent, Inc. 0% (c)(d)(j)	1,170,000	1,051,596
TOTAL INFORMATION TECHNOLOGY		2,133,080
TOTAL PREFERRED SECURITIES (Cost $4,937,809)		3,745,740

Money Market Funds - 1.5%
	Shares	Value ($)
Fidelity Cash Central Fund 3.86% (k)	53,633,285	53,644,011
Fidelity Securities Lending Cash Central Fund 3.86% (k)(l)	137,210,871	137,224,592
TOTAL MONEY MARKET FUNDS (Cost $190,868,603)		190,868,603

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $7,080,202,465)	12,600,244,258
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(52,588,757)
NET ASSETS - 100.0%	12,547,655,501

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	393	Dec 2022	80,196,563	202,903	202,903

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $426,410,207 or 3.4% of net assets.

(d)	Level 3 security
(e)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $70,286,918 or 0.6% of net assets.

(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(i)	Non-income producing - Security is in default.
(j)	Security is perpetual in nature with no stated maturity date.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(l)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Adimab LLC	9/17/14 - 6/05/15	11,583,995

AgBiome LLC Series C	6/29/18	2,144,369

AgBiome LLC Series D	9/03/21	749,101

Aledade, Inc. Series B1	5/07/21	880,380

Aledade, Inc. Series E1	5/20/22	892,475

Alif Semiconductor Series C	3/08/22	883,961

Altos Labs, Inc. Series B	7/22/22	2,337,713

Ankyra Therapeutics Series B	8/26/21	1,449,327

Ant International Co. Ltd. Class C	5/16/18	2,351,948

Apogee Therapeutics Series B	11/15/22	1,870,160

AppNexus, Inc. Series E (Escrow)	8/01/14	0

Asimov, Inc. Series B	10/29/21	1,462,779

Astera Labs, Inc. Series A	5/17/22	874,506

Astera Labs, Inc. Series B	5/17/22	148,902

Astera Labs, Inc. Series C	8/24/21	1,248,909

Astera Labs, Inc. Series D	5/17/22	2,968,386

Beta Technologies, Inc. Series A	4/09/21	804,944

Beta Technologies, Inc. Series B, 6.00%	4/04/22	1,769,056

Bird Global, Inc.	5/11/21	2,283,390

Blink Health LLC Series A1	12/30/20	232,676

Blink Health LLC Series C	11/07/19 - 7/14/21	7,523,268

Blink Health LLC 5% 1/15/24	7/15/22	3,000,000

Bolt Technology OU Series E	1/03/22	3,525,179

Boundless Bio, Inc. Series B	4/23/21	831,738

Bowery Farming, Inc. Series C1	5/18/21	1,634,925

Bright Peak Therapeutics AG Series B	5/14/21	935,108

ByteDance Ltd. Series E1	11/18/20	9,288,165

Caris Life Sciences, Inc.	10/06/22	2,217,662

Caris Life Sciences, Inc. Series D	5/11/21	2,070,279

Castle Creek Biosciences, Inc. Series D1	4/19/22	959,034

Castle Creek Biosciences, Inc. Series D2	6/28/21	242,100

Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	4,471,547

Castle Creek Pharmaceutical Holdings, Inc. Series B	10/09/18	2,022,184

Castle Creek Pharmaceutical Holdings, Inc. Series C	12/09/19	1,058,455

Cibus Corp. Series C	2/16/18	2,400,000

Cibus Corp. Series D	5/10/19	938,700

Cibus Corp. Series E	6/23/21	217,694

Circle Internet Financial Ltd. Series E	5/11/21	2,227,100

Cleerly, Inc. Series C	7/08/22	3,209,483

Conformal Medical, Inc. Series C	7/24/20	882,846

Cyclerion Therapeutics, Inc.	4/02/19	2,229,495

Databricks, Inc. Series G	2/01/21	3,146,861

Databricks, Inc. Series H	8/31/21	4,148,473

Dataminr, Inc. Series D	2/18/15 - 3/06/15	5,638,573

Deep Genomics, Inc. Series C	7/21/21	1,878,398

Diamond Foundry, Inc. Series C	3/15/21	8,530,704

Dianthus Therapeutics, Inc. Series A	4/06/22	1,251,762

Discord, Inc. Series I	9/15/21	770,874

DNA Script	12/17/21	327,504

DNA Script Series B	12/17/21	3,203

DNA Script Series C	10/01/21	1,791,891

Dragonfly Therapeutics, Inc.	12/19/19	3,336,950

Element Biosciences, Inc. Series B	12/13/19	1,315,160

Element Biosciences, Inc. Series C	6/21/21	2,094,954

ElevateBio LLC Series C	3/09/21	1,394,838

Enevate Corp. Series E	1/29/21	903,092

Enevate Corp. 0% 1/29/23	1/29/21	346,804

Epic Games, Inc.	7/13/20 - 7/30/20	6,785,000

Evozyne LLC Series A	4/09/21	2,278,458

Fanatics, Inc. Class A	8/13/20 - 10/24/22	6,002,415

Faraday Pharmaceuticals, Inc. Series B	12/30/19	288,996

Farmers Business Network, Inc. Series G	9/15/21	2,299,217

Fog Pharmaceuticals, Inc. Series D	11/17/22	2,664,890

Freenome, Inc. Series C	8/14/20	1,262,201

Freenome, Inc. Series D	11/22/21	690,407

Galvanize Therapeutics Series B	3/29/22	1,764,020

GaN Systems, Inc. Series F1	11/30/21	431,946

GaN Systems, Inc. Series F2	11/30/21	228,087

GaN Systems, Inc. 0%	11/30/21	1,193,899

Generate Biomedicines Series B	11/02/21	1,865,072

GoBrands, Inc. Series G	3/02/21	6,700,664

GoBrands, Inc. Series H	7/22/21	8,302,821

Inscripta, Inc. Series D	11/13/20	1,411,367

Inscripta, Inc. Series E	3/30/21	1,963,412

Instacart, Inc. Series H	11/13/20	834,240

Instacart, Inc. Series I	2/26/21	792,625

Intarcia Therapeutics, Inc. Series EE	9/02/16	6,992,640

Intarcia Therapeutics, Inc. 6% 7/18/23	2/26/19	614,446

JUUL Labs, Inc. Class A	7/06/18	392,042

JUUL Labs, Inc. Series E	7/06/18	196,006

Kardium, Inc. Series D6	12/30/20	1,154,861

Kardium, Inc. 0%	12/30/20	1,612,660

Korro Bio, Inc. Series B1	12/17/21	630,106

Korro Bio, Inc. Series B2	12/17/21	630,106

Laronde, Inc. Series B	8/13/21	1,860,096

LifeMine Therapeutics, Inc. Series C	2/15/22	3,626,739

Meesho Series F	9/21/21	4,789,029

Menlo Micro, Inc. Series C	2/09/22	1,272,194

MOD Super Fast Pizza Holdings LLC Series 3	11/03/16	2,225,976

MOD Super Fast Pizza Holdings LLC Series 4	12/14/17	207,516

MOD Super Fast Pizza Holdings LLC Series 5	5/15/19	848,707

National Resilience, Inc. Series B	12/01/20	3,434,780

National Resilience, Inc. Series C	6/28/21	1,991,789

Neutron Holdings, Inc.	2/04/21	4,384

Neutron Holdings, Inc. Series 1D	1/25/19	1,377,091

Neutron Holdings, Inc. 4% 10/27/25	10/29/21	1,347,300

Neutron Holdings, Inc. 4% 5/22/27	6/04/20	857,900

Neutron Holdings, Inc. 4% 6/12/27	6/12/20	25,455

Nohla Therapeutics, Inc. Series B	5/01/18	1,096,231

Oddity Tech Ltd.	1/06/22	958,093

Odyssey Therapeutics Series B	9/30/22	2,955,958

Omada Health, Inc. Series E	12/22/21	2,608,284

Paragon Biosciences Emalex Capital, Inc. Series B	9/18/19	2,020,004

Paragon Biosciences Emalex Capital, Inc. Series C	2/26/21	1,238,974

Paragon Biosciences Emalex Capital, Inc. Series D1	10/21/22	2,327,367

Paragon Biosciences Emalex Capital, Inc. Series D2	5/18/22	382,943

PrognomIQ, Inc. Series A5	8/20/20	50,461

PrognomIQ, Inc. Series B	9/11/20	454,100

PrognomIQ, Inc. Series C	2/16/22	203,508

Quell Therapeutics Ltd. Series B	11/24/21	1,438,224

Rad Power Bikes, Inc.	1/21/21	1,202,019

Rad Power Bikes, Inc. Series A	1/21/21	156,712

Rad Power Bikes, Inc. Series C	1/21/21	616,636

Rad Power Bikes, Inc. Series D	9/17/21	2,069,142

Reddit, Inc. Series B	7/26/17	538,544

Reddit, Inc. Series E	5/18/21	217,765

Reddit, Inc. Series F	8/11/21	2,498,224

Redwood Materials Series C	5/28/21	770,449

SalioGen Therapeutics, Inc. Series B	12/10/21	928,004

Saluda Medical Pty Ltd. Series D	1/20/22	1,402,995

Saluda Medical Pty Ltd. warrants	1/20/22	0

Scholar Rock Holding Corp. warrants 12/31/25	6/17/22	0

Scorpion Therapeutics, Inc. Series B	1/08/21	585,688

SiMa.ai Series B	5/10/21	1,733,641

SiMa.ai Series B1	4/25/22	160,595

Skyhawk Therapeutics, Inc.	5/21/21	2,069,954

Skyryse, Inc. Series B	10/21/21	2,891,752

Sonoma Biotherapeutics, Inc. Series B	7/26/21	951,243

Sonoma Biotherapeutics, Inc. Series B1	7/26/21	760,993

Space Exploration Technologies Corp. Class A	10/16/15 - 4/06/17	12,876,729

Space Exploration Technologies Corp. Series G	1/20/15	4,177,960

SpringWorks Therapeutics, Inc.	9/07/22	3,256,452

Stripe, Inc. Class B	5/18/21	1,745,585

Stripe, Inc. Series H	3/15/21	770,400

T-Knife Therapeutics, Inc. Series B	6/30/21	1,150,045

Tenstorrent, Inc. Series C1	4/23/21	1,248,540

Tenstorrent, Inc. 0%	4/23/21	1,170,000

The Beauty Health Co.	12/08/20	5,538,280

The Oncology Institute, Inc.	6/28/21	3,773,750

Tory Burch LLC	5/14/15	17,704,966

Treeline Biosciences Series A	7/30/21 - 10/27/22	2,267,627

Treeline Biosciences Series A1	10/27/22	1,236,758

Waymo LLC Series A2	5/08/20	921,441

Wugen, Inc. Series B	7/09/21	750,038

X Holdings I, Inc.	10/27/21	1,326,759

Xsight Labs Ltd. Series D	2/16/21	1,338,418

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	76,613,355	5,013,839,173	5,036,808,517	1,368,331	-	-	53,644,011	0.1%
Fidelity Securities Lending Cash Central Fund 3.86%	317,559,429	1,317,495,946	1,497,830,783	1,290,072	-	-	137,224,592	0.4%
Total	394,172,784	6,331,335,119	6,534,639,300	2,658,403	-	-	190,868,603

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,007,025,871	978,003,809	-	29,022,062
Consumer Discretionary	2,488,230,762	2,431,871,989	12,744,976	43,613,797
Consumer Staples	582,296,480	570,814,520	244,686	11,237,274
Energy	502,493,335	471,248,481	31,244,854	-
Financials	220,851,863	181,039,924	-	39,811,939
Health Care	2,046,810,711	1,938,253,594	20,885,535	87,671,582
Industrials	741,779,730	583,721,077	21,658,301	136,400,352
Information Technology	4,504,398,229	4,461,938,942	5,957,010	36,502,277
Materials	249,098,908	231,927,977	-	17,170,931
Real Estate	48,739,194	48,739,194	-	-
Utilities	8,792,462	-	8,265,702	526,760

Corporate Bonds	5,112,370	-	-	5,112,370

Preferred Securities	3,745,740	-	-	3,745,740

Money Market Funds	190,868,603	190,868,603	-	-
Total Investments in Securities:	12,600,244,258	12,088,428,110	101,001,064	410,815,084
Derivative Instruments:

Assets
Futures Contracts	202,903	202,903	-	-
Total Assets	202,903	202,903	-	-
Total Derivative Instruments:	202,903	202,903	-	-

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Industrials
Beginning Balance	$111,656,691
Net Realized Gain (Loss) on Investment Securities	(22,690,656)
Net Unrealized Gain (Loss) on Investment Securities	48,798,397
Cost of Purchases	1,769,056
Proceeds of Sales	(63,293)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(3,069,843)
Ending Balance	$136,400,352
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2022	$26,090,220
Other Investments in Securities
Beginning Balance	$286,140,142
Net Realized Gain (Loss) on Investment Securities	(1,423,202)
Net Unrealized Gain (Loss) on Investment Securities	(65,646,981)
Cost of Purchases	52,458,473
Proceeds of Sales	(223,939)
Amortization/Accretion	-
Transfers into Level 3	3,110,239
Transfers out of Level 3	-
Ending Balance	$274,414,732
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2022	$(67,209,290)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	202,903	0
Total Equity Risk	202,903	0
Total Value of Derivatives	202,903	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $138,977,039) - See accompanying schedule:
Unaffiliated issuers (cost $6,889,333,862)	$12,409,375,655
Fidelity Central Funds (cost $190,868,603)	190,868,603

Total Investment in Securities (cost $7,080,202,465)		$12,600,244,258
Cash		55,191
Foreign currency held at value (cost $149,201)		169,189
Receivable for investments sold		7,131,166
Receivable for fund shares sold		452,788,090
Dividends receivable		7,975,043
Interest receivable		178,638
Distributions receivable from Fidelity Central Funds		223,687
Receivable for daily variation margin on futures contracts		202,903
Other receivables		51,157
Total assets		13,069,019,322
Liabilities
Payable for investments purchased	$382,558,912
Payable for fund shares redeemed	143,689
Other payables and accrued expenses	1,447,014
Collateral on securities loaned	137,214,206
Total Liabilities		521,363,821
Net Assets		$12,547,655,501
Net Assets consist of:
Paid in capital		$7,156,013,835
Total accumulated earnings (loss)		5,391,641,666
Net Assets		$12,547,655,501
Net Asset Value , offering price and redemption price per share ($12,547,655,501 ÷ 831,421,902 shares)		$15.09

Statement of Operations
		Year ended November 30, 2022
Investment Income
Dividends		$70,155,514
Interest		125,654
Income from Fidelity Central Funds (including $1,290,072 from security lending)		2,658,403
Total Income		72,939,571
Expenses
Custodian fees and expenses	238,770
Independent trustees' fees and expenses	42,713
Interest	22,805
Total expenses before reductions	304,288
Expense reductions	(701)
Total expenses after reductions		303,587
Net Investment income (loss)		72,635,984
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $646,548)	(145,341,070)
Foreign currency transactions	(46,755)
Futures contracts	3,565,705
Total net realized gain (loss)		(141,822,120)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,493,995)	(3,991,420,574)
Unfunded commitments	462,888
Assets and liabilities in foreign currencies	80,815
Futures contracts	202,903
Total change in net unrealized appreciation (depreciation)		(3,990,673,968)
Net gain (loss)		(4,132,496,088)
Net increase (decrease) in net assets resulting from operations		$(4,059,860,104)
Statement of Changes in Net Assets

	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$72,635,984	$54,065,811
Net realized gain (loss)	(141,822,120)	3,574,332,861
Change in net unrealized appreciation (depreciation)	(3,990,673,968)	390,342,151
Net increase (decrease) in net assets resulting from operations	(4,059,860,104)	4,018,740,823
Distributions to shareholders	(3,620,786,672)	(3,221,895,370)
Share transactions
Proceeds from sales of shares	5,783,530,379	2,049,321,658
Reinvestment of distributions	3,620,786,672	3,221,895,370
Cost of shares redeemed	(2,354,119,124)	(5,726,877,650)
Net increase (decrease) in net assets resulting from share transactions	7,050,197,927	(455,660,622)
Total increase (decrease) in net assets	(630,448,849)	341,184,831

Net Assets
Beginning of period	13,178,104,350	12,836,919,519
End of period	$12,547,655,501	$13,178,104,350

Other Information
Shares
Sold	351,665,953	82,597,344
Issued in reinvestment of distributions	176,279,780	142,941,232
Redeemed	(146,981,386)	(217,576,432)
Net increase (decrease)	380,964,347	7,962,144

Financial Highlights
Fidelity® Series Growth Company Fund

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$29.25	$29.01	$19.16	$17.61	$18.19
Income from Investment Operations
Net investment income (loss) A,B	.10	.10 C	.09	.11	.15 D
Net realized and unrealized gain (loss)	(6.37)	7.43	11.72	3.31	1.02
Total from investment operations	(6.27)	7.53	11.81	3.42	1.17
Distributions from net investment income	(.12)	(.16)	(.13)	(.15)	(.09)
Distributions from net realized gain	(7.77)	(7.13)	(1.84)	(1.72)	(1.66)
Total distributions	(7.89)	(7.29)	(1.96) E	(1.87)	(1.75)
Net asset value, end of period	$15.09	$29.25	$29.01	$19.16	$17.61
Total Return F	(28.60)%	33.42%	68.41%	23.24%	6.96%
Ratios to Average Net Assets B,G,H
Expenses before reductions I	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any I	-%	-%	-%	-%	-%
Expenses net of all reductions I	-%	-%	-%	-%	-%
Net investment income (loss)	.60%	.40% C	.41%	.64%	.79% D
Supplemental Data
Net assets, end of period (000 omitted)	$12,547,656	$13,178,104	$12,836,920	$11,173,659	$11,276,470
Portfolio turnover rate J	29%	34%	18%	19% K	23%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .35%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .65%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount represents less than .005%.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended November 30, 2022

1. Organization.
Fidelity Series Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$401,956,968	Recovery value	Recovery value	$0.00 - $0.03 / $0.00	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	5.5 - 23.0 / 7.2	Increase
			Enterprise value/Revenue multiple (EV/R)	2.0 - 24.0 / 7.2	Increase
			Enterprise value/Gross profit multiple (EV/GP)	7.5	Increase
			Premium rate	5.0%	Increase
			Probability rate	20.0% - 80.0% / 50.0%	Increase
			Liquidity preference	$204.67 - $232.61 / $219.38	Increase
		Market approach	Parity price	$0.79	Increase
			Discount rate	5.3% - 53.6% / 24.6%	Decrease
			Transaction price	$0.02 - $215.03 / $38.30	Increase
			Probability rate	25.0% - 75.0% / 50.0%	Increase
		Discounted cash flow	Discount rate	14.0%	Decrease
			Weighted average cost of capital (WACC)	25.0% - 37.0% / 32.9%	Decrease
			Exit multiple	1.8 - 5.5 / 3.4	Increase
		Book value	Book value multiple	1.0 - 1.5 / 1.1	Increase
		Black scholes	Volatility	55.0% - 100.0% / 71.2%	Increase
			Term	2.0 - 4.0 / 2.7	Increase
Corporate Bonds	$5,112,370	Market comparable	Discount rate	21.7% - 29.2% / 23.7%	Decrease
			Enterprise value/Revenue multiple (EV/R)	2.9 - 12.0 / 8.5	Increase
			Probability rate	10.0% - 50.0% / 33.2%	Increase
		Black scholes	Volatility	50.0% - 75.0% / 56.9%	Increase
			Term	0.6 - 1.1 / 0.7	Increase
Preferred Securities	$3,745,740	Recovery value	Recovery value	$0.00	Increase
		Market Comparable	Enterprise value/Revenue multiple (EV/R)	4.8	Increase
			Probability rate	10.0% - 90.0% / 50.0%	Increase
		Market approach	Discount rate	10.0% - 50.0% / 19.5%	Decrease
			Transaction price	$1.10 - $100.00 / $89.21	Increase
			Probability rate	25.0% - 75.0% / 50.0%	Increase
		Black scholes	Volatility	70.0% - 100.0% / 77.1%	Increase
			Term	2.0 - 3.0 / 2.2	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards, partnerships and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,138,202,762
Gross unrealized depreciation	(746,373,659)
Net unrealized appreciation (depreciation)	$5,391,829,103
Tax Cost	$7,208,415,155

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 63,054,864
Capital loss carryforward	$(61,860,546)
Net unrealized appreciation (depreciation) on securities and other investments	$5,391,823,965

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(61,860,546)

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$373,646,089	$146,831,745
Long-term Capital Gains	3,247,140,583	3,075,063,625
Total	$3,620,786,672	$3,221,895,370

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Series Growth Company Fund	48,184,726.38

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Growth Company Fund	6,861,212,247	3,463,789,039

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Growth Company Fund	$118,779

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Growth Company Fund	Borrower	$ 97,476,125	1.05%	$22,805

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Growth Company Fund	1,112,011,650	236,423,894	14,124,839

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Growth Company Fund	$134,763	$106,050	$13,080

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $701.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Series Growth Company Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Growth Company Fund (the "Fund"), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 12, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022

Fidelity® Series Growth Company Fund	-%- D
Actual		$ 1,000	$ 1,002.70	$- E
Hypothetical- B		$ 1,000	$ 1,025.07	$- E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates 11% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 13% of the dividend distributed in December 2021, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.968007.109
XS7-ANN-0123
Fidelity® New Millennium Fund®

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® New Millennium Fund®	8.45%	9.87%	12.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Millennium Fund® on November 30, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

41,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$31,490 Fidelity® New Millennium Fund®
$34,966 S&P 500® Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500 ® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500 shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Co-Managers John Roth and Daniel Sherwood:
For the fiscal year ending November 30, 2022, the fund gained 8.45%, outperforming the -9.21% result of the benchmark S&P 500 ® index. The primary contributor to performance versus the benchmark was a notable overweighting in energy. Stock picks and an overweighting in financials and an underweighting in information technology also helped significantly. The biggest individual relative contributor was an overweight position in Exxon Mobil (+93%), which was the fund's largest holding. Our second-largest relative contributor this period was avoiding Amazon, a sizable benchmark component that returned -45%. Overweighting Hess (+98%), another of the fund's largest holdings, was also a notable relative contributor. In contrast, the biggest detractors from performance versus the benchmark were an underweighting and stock selection in consumer staples. Not owning Chevron, a benchmark component that gained roughly 68%, was the biggest individual relative detractor. Our second-largest detractor was avoiding Berkshire Hathaway, a benchmark component that gained 15%. The fund's non-benchmark stake in Aston Martin Lagonda, a position not held at period end, returned -88%. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to consumer discretionary.

Note to shareholders: On October 20, 2022, Daniel Sherwood assumed co-management responsibilities for the fund, joining Co-Manager John Roth. The two will manage the fund together until December 31, 2022, at which point Roth will retire from Fidelity after 24 years with the firm, leaving Sherwood as sole portfolio manager.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.	3.8
Bristol-Myers Squibb Co.	2.9
General Electric Co.	2.5
Eli Lilly & Co.	2.3
Wells Fargo & Co.	2.2
American International Group, Inc.	2.2
Hess Corp.	2.1
Bank of America Corp.	1.9
UnitedHealth Group, Inc.	1.8
EQT Corp.	1.8
23.5

Market Sectors (% of Fund's net assets)

Financials	18.2
Health Care	16.2
Energy	15.1
Industrials	12.5
Information Technology	7.9
Consumer Discretionary	7.8
Materials	4.8
Communication Services	3.5
Utilities	3.1
Consumer Staples	3.0
Real Estate	2.5

Asset Allocation (% of Fund's net assets)

Foreign investments - 15.4%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 93.2%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 0.8%
Verizon Communications, Inc.	557,500	21,731
Entertainment - 0.5%
Endeavor Group Holdings, Inc. (a)	557,217	12,253
Interactive Media & Services - 0.8%
Alphabet, Inc. Class A (a)	196,000	19,794
Media - 1.4%
Comcast Corp. Class A	1,025,900	37,589
TOTAL COMMUNICATION SERVICES		91,367
CONSUMER DISCRETIONARY - 7.5%
Auto Components - 0.9%
American Axle & Manufacturing Holdings, Inc. (a)	842,100	8,766
Aptiv PLC (a)	73,600	7,851
Magna International, Inc. Class A (b)	99,400	6,122
		22,739
Automobiles - 0.5%
General Motors Co.	349,100	14,159
Hotels, Restaurants & Leisure - 1.1%
Booking Holdings, Inc. (a)	7,200	14,972
Churchill Downs, Inc.	56,800	12,607
		27,579
Household Durables - 0.6%
Mohawk Industries, Inc. (a)	69,400	7,032
NVR, Inc. (a)	1,710	7,933
		14,965
Internet & Direct Marketing Retail - 0.9%
Coupang, Inc. Class A (a)	736,906	14,355
eBay, Inc.	207,400	9,424
		23,779
Leisure Products - 0.1%
Peloton Interactive, Inc. Class A (a)(b)	222,016	2,527
Specialty Retail - 1.0%
Best Buy Co., Inc.	104,400	8,905
Industria de Diseno Textil SA	598,800	15,631
		24,536
Textiles, Apparel & Luxury Goods - 2.4%
Brunello Cucinelli SpA	545,800	36,131
PVH Corp.	106,100	7,128
Ralph Lauren Corp. (b)	64,300	7,274
Tapestry, Inc.	318,400	12,026
		62,559
TOTAL CONSUMER DISCRETIONARY		192,843
CONSUMER STAPLES - 2.9%
Beverages - 1.8%
Boston Beer Co., Inc. Class A (a)	17,400	6,688
Diageo PLC sponsored ADR	63,900	11,921
The Coca-Cola Co.	414,700	26,379
		44,988
Food & Staples Retailing - 1.1%
Walmart, Inc.	192,700	29,371
TOTAL CONSUMER STAPLES		74,359
ENERGY - 15.1%
Energy Equipment & Services - 1.1%
Noble Corp. PLC (a)	1,334	50
Odfjell Drilling Ltd. (a)	741,827	1,961
Odfjell Technology Ltd. (a)	185,782	600
Schlumberger Ltd.	399,200	20,579
Technip Energies NV ADR (b)	58,160	909
TechnipFMC PLC (a)	291,100	3,610
		27,709
Oil, Gas & Consumable Fuels - 14.0%
Canadian Natural Resources Ltd.	626,400	37,398
Cheniere Energy, Inc.	194,600	34,125
Energy Transfer LP	699,300	8,769
EQT Corp.	1,082,000	45,888
Exxon Mobil Corp.	875,100	97,434
Golar LNG Ltd. (a)	741,400	18,587
Harbour Energy PLC	572,642	2,199
Hess Corp.	381,100	54,844
Range Resources Corp.	460,900	13,306
The Williams Companies, Inc. (b)	853,397	29,613
Valero Energy Corp.	152,400	20,364
		362,527
TOTAL ENERGY		390,236
FINANCIALS - 18.2%
Banks - 6.3%
Bank of America Corp.	1,285,500	48,656
Comerica, Inc.	151,000	10,833
HDFC Bank Ltd. sponsored ADR	140,700	9,929
PNC Financial Services Group, Inc.	215,400	36,243
Wells Fargo & Co.	1,207,400	57,895
		163,556
Capital Markets - 3.4%
Goldman Sachs Group, Inc.	74,500	28,768
Morgan Stanley	282,200	26,264
Sixth Street Specialty Lending, Inc.	1,082,729	20,399
TPG, Inc. (b)	355,900	11,851
		87,282
Diversified Financial Services - 0.7%
Equitable Holdings, Inc.	249,100	7,906
Housing Development Finance Corp. Ltd.	299,068	9,949
		17,855
Insurance - 6.8%
American International Group, Inc.	895,800	56,534
Arch Capital Group Ltd. (a)	546,400	32,735
Chubb Ltd.	180,909	39,726
First American Financial Corp.	121,800	6,656
Hiscox Ltd.	639,207	7,798
MetLife, Inc.	317,300	24,337
RenaissanceRe Holdings Ltd.	33,000	6,234
		174,020
Thrifts & Mortgage Finance - 1.0%
Radian Group, Inc.	1,297,923	25,400
TOTAL FINANCIALS		468,113
HEALTH CARE - 15.6%
Biotechnology - 1.1%
Amgen, Inc.	83,600	23,943
Day One Biopharmaceuticals, Inc. (a)	166,300	3,531
		27,474
Health Care Equipment & Supplies - 2.2%
Becton, Dickinson & Co.	68,200	17,005
Boston Scientific Corp. (a)	398,900	18,058
Embecta Corp.	13,640	449
Hologic, Inc. (a)	155,100	11,812
Masimo Corp. (a)	64,800	9,392
		56,716
Health Care Providers & Services - 5.4%
Centene Corp. (a)	262,200	22,825
Cigna Corp.	93,300	30,685
Guardant Health, Inc. (a)	184,500	9,657
Henry Schein, Inc. (a)	227,700	18,425
LifeStance Health Group, Inc. (a)	586,000	2,983
Oak Street Health, Inc. (a)	359,633	7,775
UnitedHealth Group, Inc.	88,200	48,312
		140,662
Life Sciences Tools & Services - 0.1%
10X Genomics, Inc. (a)	96,400	3,727
Pharmaceuticals - 6.8%
Bristol-Myers Squibb Co.	929,200	74,596
Eli Lilly & Co.	160,100	59,410
Euroapi SASU (a)	5,313	95
Roche Holding AG (participation certificate)	52,080	17,011
Sanofi SA	122,200	11,038
UCB SA	64,200	5,182
Viatris, Inc.	684,800	7,553
		174,885
TOTAL HEALTH CARE		403,464
INDUSTRIALS - 12.1%
Aerospace & Defense - 5.9%
BWX Technologies, Inc.	202,700	12,342
General Dynamics Corp.	133,600	33,719
Huntington Ingalls Industries, Inc.	136,200	31,593
Northrop Grumman Corp.	59,300	31,624
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	585,890	41,012
Class C (a)(c)(d)	8,180	573
		150,863
Air Freight & Logistics - 0.2%
GXO Logistics, Inc. (a)	101,400	4,752
Building Products - 0.3%
Fortune Brands Home & Security, Inc.	118,500	7,743
Construction & Engineering - 0.6%
AECOM	118,500	10,073
Argan, Inc.	164,600	6,247
		16,320
Electrical Equipment - 0.4%
Sensata Technologies, Inc. PLC	206,900	9,331
Industrial Conglomerates - 2.5%
General Electric Co.	752,712	64,711
Machinery - 0.5%
Donaldson Co., Inc.	121,700	7,414
Pentair PLC	138,900	6,357
		13,771
Marine - 0.1%
Goodbulk Ltd. unit (d)	959,290	3,367
Professional Services - 0.7%
Leidos Holdings, Inc.	92,700	10,135
Science Applications International Corp.	72,000	7,928
		18,063
Road & Rail - 0.9%
Knight-Swift Transportation Holdings, Inc. Class A (b)	327,386	18,147
RXO, Inc. (a)	104,800	1,991
XPO Logistics, Inc. (a)	104,800	4,047
		24,185
TOTAL INDUSTRIALS		313,106
INFORMATION TECHNOLOGY - 7.9%
Communications Equipment - 1.3%
Cisco Systems, Inc.	663,000	32,964
Electronic Equipment & Components - 1.3%
Flex Ltd. (a)	650,100	14,289
Keysight Technologies, Inc. (a)	106,600	19,283
		33,572
IT Services - 2.7%
Akamai Technologies, Inc. (a)	117,200	11,118
Euronet Worldwide, Inc. (a)	58,700	5,456
Fiserv, Inc. (a)	128,701	13,431
Global Payments, Inc.	48,300	5,013
MongoDB, Inc. Class A (a)	45,700	6,978
Visa, Inc. Class A	134,900	29,273
		71,269
Semiconductors & Semiconductor Equipment - 1.3%
Analog Devices, Inc.	82,500	14,183
Intel Corp.	466,200	14,019
Skyworks Solutions, Inc.	55,300	5,288
		33,490
Software - 1.3%
Dynatrace, Inc. (a)	245,100	9,498
Microsoft Corp.	92,600	23,626
		33,124
TOTAL INFORMATION TECHNOLOGY		204,419
MATERIALS - 4.8%
Chemicals - 1.3%
Cabot Corp.	115,000	8,466
LG Chemical Ltd.	20,230	11,676
Nutrien Ltd.	154,120	12,387
		32,529
Containers & Packaging - 1.1%
Avery Dennison Corp.	54,900	10,614
O-I Glass, Inc. (a)	1,174,500	19,274
		29,888
Metals & Mining - 2.4%
Franco-Nevada Corp.	133,400	19,486
Freeport-McMoRan, Inc.	703,600	28,003
Newcrest Mining Ltd.	415,646	5,660
Novagold Resources, Inc. (a)	1,383,780	7,973
		61,122
TOTAL MATERIALS		123,539
REAL ESTATE - 2.5%
Equity Real Estate Investment Trusts (REITs) - 2.5%
Cousins Properties, Inc.	186,288	4,914
Gaming & Leisure Properties	262,183	13,793
Healthcare Trust of America, Inc.	235,700	4,839
Orion Office (REIT), Inc.	10,680	99
Realty Income Corp.	106,807	6,736
Simon Property Group, Inc.	74,100	8,851
Spirit Realty Capital, Inc.	260,560	10,792
VICI Properties, Inc.	428,600	14,658
		64,682
UTILITIES - 3.1%
Electric Utilities - 1.9%
Duke Energy Corp.	230,300	23,014
FirstEnergy Corp.	219,500	9,052
Southern Co.	259,200	17,532
		49,598
Independent Power and Renewable Electricity Producers - 1.2%
The AES Corp.	591,800	17,115
Vistra Corp.	521,400	12,686
		29,801
TOTAL UTILITIES		79,399
TOTAL COMMON STOCKS (Cost $1,639,752)		2,405,527

Convertible Preferred Stocks - 1.4%
	Shares	Value ($) (000s)
CONSUMER DISCRETIONARY - 0.3%
Textiles, Apparel & Luxury Goods - 0.3%
Bolt Threads, Inc.:
Series D (a)(c)(d)	390,327	3,716
Series E (a)(c)(d)	522,488	4,974
		8,690
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Bowery Farming, Inc. Series C1 (a)(c)(d)	161,754	3,672
HEALTH CARE - 0.6%
Biotechnology - 0.6%
National Resilience, Inc. Series B (a)(c)(d)	243,347	14,778
INDUSTRIALS - 0.4%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp. Series H (a)(c)(d)	7,570	5,299
Construction & Engineering - 0.2%
Beta Technologies, Inc. Series B, 6.00% (c)(d)	49,853	4,109
TOTAL INDUSTRIALS		9,408
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $34,720)		36,548

Money Market Funds - 6.7%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 3.86% (e)	117,883,934	117,908
Fidelity Securities Lending Cash Central Fund 3.86% (e)(f)	54,888,090	54,894
TOTAL MONEY MARKET FUNDS (Cost $172,801)		172,802

TOTAL INVESTMENT IN SECURITIES - 101.3% (Cost $1,847,273)	2,614,877
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(34,801)
NET ASSETS - 100.0%	2,580,076

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $78,133,000 or 3.0% of net assets.

(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Beta Technologies, Inc. Series B, 6.00%	4/04/22	5,143

Bolt Threads, Inc. Series D	12/13/17	6,261

Bolt Threads, Inc. Series E	2/07/20 - 9/02/21	9,224

Bowery Farming, Inc. Series C1	5/18/21	9,746

National Resilience, Inc. Series B	12/01/20	3,324

Space Exploration Technologies Corp. Class A	4/08/16 - 9/11/17	5,980

Space Exploration Technologies Corp. Class C	9/11/17	110

Space Exploration Technologies Corp. Series H	8/04/17	1,022

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	23,004	404,448	309,545	1,076	-	1	117,908	0.2%
Fidelity Securities Lending Cash Central Fund 3.86%	36,767	440,211	422,084	290	-	-	54,894	0.2%
Total	59,771	844,659	731,629	1,366	-	1	172,802

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	91,367	91,367	-	-
Consumer Discretionary	201,533	141,081	51,762	8,690
Consumer Staples	78,031	74,359	-	3,672
Energy	390,236	385,476	4,760	-
Financials	468,113	450,366	17,747	-
Health Care	418,242	370,138	33,326	14,778
Industrials	322,514	268,154	-	54,360
Information Technology	204,419	204,419	-	-
Materials	123,539	106,203	17,336	-
Real Estate	64,682	64,682	-	-
Utilities	79,399	79,399	-	-

Money Market Funds	172,802	172,802	-	-
Total Investments in Securities:	2,614,877	2,408,446	124,931	81,500

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Industrials
Beginning Balance	$45,462
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	3,755
Cost of Purchases	5,143
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$54,360
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2022	$3,755
Other Investments in Securities
Beginning Balance	$40,555
Net Realized Gain (Loss) on Investment Securities	(5,956)
Net Unrealized Gain (Loss) on Investment Securities	(5,047)
Cost of Purchases	-
Proceeds of Sales	(2,412)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$27,140
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2022	$(10,707)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amount)		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $54,147) - See accompanying schedule:
Unaffiliated issuers (cost $1,674,472)	$2,442,075
Fidelity Central Funds (cost $172,801)	172,802

Total Investment in Securities (cost $1,847,273)		$2,614,877
Restricted cash		457
Foreign currency held at value (cost $1)		1
Receivable for investments sold
Regular delivery		12,299
Delayed delivery		2,412
Receivable for fund shares sold		757
Dividends receivable		6,925
Distributions receivable from Fidelity Central Funds		364
Prepaid expenses		3
Total assets		2,638,095
Liabilities
Payable for investments purchased	$52
Payable for fund shares redeemed	1,500
Accrued management fee	1,212
Other affiliated payables	305
Other payables and accrued expenses	66
Collateral on securities loaned	54,884
Total Liabilities		58,019
Net Assets		$2,580,076
Net Assets consist of:
Paid in capital		$1,728,484
Total accumulated earnings (loss)		851,592
Net Assets		$2,580,076
Net Asset Value , offering price and redemption price per share ($2,580,076 ÷ 60,106 shares)		$42.93

Statement of Operations
Amounts in thousands		Year ended November 30, 2022
Investment Income
Dividends		$57,966
Income from Fidelity Central Funds (including $290 from security lending)		1,366
Total Income		59,332
Expenses
Management fee
Basic fee	$13,174
Performance adjustment	(3,586)
Transfer agent fees	3,120
Accounting fees	704
Custodian fees and expenses	34
Independent trustees' fees and expenses	9
Registration fees	36
Audit	139
Legal	5
Miscellaneous	9
Total expenses before reductions	13,644
Expense reductions	(82)
Total expenses after reductions		13,562
Net Investment income (loss)		45,770
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	64,769
Foreign currency transactions	(15)
Total net realized gain (loss)		64,754
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	97,012
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	43
Total change in net unrealized appreciation (depreciation)		97,056
Net gain (loss)		161,810
Net increase (decrease) in net assets resulting from operations		$207,580
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,770	$39,349
Net realized gain (loss)	64,754	178,290
Change in net unrealized appreciation (depreciation)	97,056	318,305
Net increase (decrease) in net assets resulting from operations	207,580	535,944
Distributions to shareholders	(214,586)	(190,997)
Share transactions
Proceeds from sales of shares	141,891	265,604
Reinvestment of distributions	203,394	181,627
Cost of shares redeemed	(387,959)	(493,222)
Net increase (decrease) in net assets resulting from share transactions	(42,674)	(45,991)
Total increase (decrease) in net assets	(49,680)	298,956

Net Assets
Beginning of period	2,629,756	2,330,800
End of period	$2,580,076	$2,629,756

Other Information
Shares
Sold	3,525	6,486
Issued in reinvestment of distributions	4,871	5,013
Redeemed	(9,529)	(11,970)
Net increase (decrease)	(1,133)	(471)

Financial Highlights
Fidelity® New Millennium Fund®

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$42.94	$37.77	$38.43	$40.52	$42.70
Income from Investment Operations
Net investment income (loss) A,B	.75	.62	.54	.62	.43
Net realized and unrealized gain (loss)	2.77	7.70	.45	3.11	.87
Total from investment operations	3.52	8.32	.99	3.73	1.30
Distributions from net investment income	(.85)	(.58)	(.36)	(.39)	(.36)
Distributions from net realized gain	(2.68)	(2.56)	(1.29)	(5.43)	(3.12)
Total distributions	(3.53)	(3.15) C	(1.65)	(5.82)	(3.48)
Net asset value, end of period	$42.93	$42.94	$37.77	$38.43	$40.52
Total Return D	8.45%	23.56%	2.60%	12.82%	3.19%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.54%	.49%	.46%	.61%	.64%
Expenses net of fee waivers, if any	.54%	.48%	.46%	.61%	.64%
Expenses net of all reductions	.54%	.48%	.45%	.61%	.63%
Net investment income (loss)	1.83%	1.46%	1.61%	1.72%	1.03%
Supplemental Data
Net assets, end of period (in millions)	$2,580	$2,630	$2,331	$2,991	$3,206
Portfolio turnover rate G	12%	19%	22%	34%	37%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended November 30, 2022
( Amounts in thousands except percentages)

1 . Organization.
Fidelity New Millennium Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$81,500	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.3 - 23.9 / 9.3	Increase
		Market approach	Transaction price	$60.73	Increase
			Expected distribution	$2.25	Increase
A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), partnerships and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$887,800
Gross unrealized depreciation	(125,339)
Net unrealized appreciation (depreciation)	$762,461
Tax Cost	$1,852,416

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$36,222
Undistributed long-term capital gain	$53,220
Net unrealized appreciation (depreciation) on securities and other investments	$762,149

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$51,882	$35,395
Long-term Capital Gains	162,704	155,602
Total	$214,586	$190,997

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity New Millennium Fund	285,929	611,301

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/-.20 % of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .38% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .12% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity New Millennium Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity New Millennium Fund	$9

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity New Millennium Fund	7,266	54,249	22,612

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity New Millennium Fund	$4
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity New Millennium Fund	$30	$46	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $82.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity New Millennium Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity New Millennium Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the "Fund") as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the five years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 2023

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022

Fidelity® New Millennium Fund®	.60%
Actual		$ 1,000	$ 1,026.70	$ 3.05
Hypothetical- B		$ 1,000	$ 1,022.06	$ 3.04

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30 th , 2022, $64,585,347, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 73% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 88% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 4% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.539033.125
NMF-ANN-0123
Fidelity® Growth Strategies Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Strategies Fund	-19.98%	9.59%	12.34%
Class K	-19.89%	9.72%	12.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund, a class of the fund,  on November 30, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

43,000
40,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$32,021 Fidelity® Growth Strategies Fund
$31,899 Russell Midcap® Growth Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Portfolio Manager Jean Park:
For the fiscal year ending November 30, 2022, the fund's share classes returned about -20%, outperforming the -21.77% result of the benchmark Russell Midcap® Growth Index. Versus the benchmark, security selection was the primary contributor, led by the information technology sector. Strong picks among industrials stocks, especially capital goods firms, also helped. Also boosting performance were investment choices in the consumer discretionary sector, primarily driven by the retailing industry. The biggest individual relative contributor was an overweight position in Steel Dynamics (+77%). Further aiding performance was an outsized stake in AutoZone, which gained 43% and was among our biggest holdings on November 30. Avoiding Cloudflare, a benchmark component that returned -74%, also bolstered the portfolio's relative result. In contrast, the biggest detractor from performance versus the benchmark was security selection in health care. Further hindering the fund's relative return were picks among consumer staples stocks, especially food, beverage & tobacco companies. An underweighting and investment choices in the market-leading energy sector also hampered the fund's relative result. The biggest individual relative detractor was an overweight position in Entegris (-47%), which was among the fund's largest holdings this period. Our second-largest relative detractor this period was avoiding Cheniere Energy, a benchmark component that gained 69%. Also hindering performance was smaller-than-benchmark exposure to Expedia, which returned about -34% and was no longer held at period end. Notable changes in positioning include decreased exposure to the health care sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Cadence Design Systems, Inc.	3.3
AutoZone, Inc.	3.2
Mettler-Toledo International, Inc.	3.0
onsemi	2.9
Fortinet, Inc.	2.4
ResMed, Inc.	2.4
MSCI, Inc.	2.4
Synopsys, Inc.	2.4
DexCom, Inc.	2.2
Molina Healthcare, Inc.	2.1
26.3

Market Sectors (% of Fund's net assets)

Information Technology	29.0
Industrials	17.7
Health Care	17.1
Consumer Discretionary	12.3
Financials	7.9
Energy	4.5
Materials	3.0
Communication Services	2.6
Consumer Staples	2.0
Real Estate	0.9

Asset Allocation (% of Fund's net assets)

Foreign investments - 0.9%

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 97.0%
	Shares	Value ($) (000s)
COMMUNICATION SERVICES - 2.6%
Interactive Media & Services - 1.1%
Pinterest, Inc. Class A (a)	1,250,000	31,775
Media - 1.5%
The Trade Desk, Inc. (a)	881,059	45,938
TOTAL COMMUNICATION SERVICES		77,713
CONSUMER DISCRETIONARY - 12.3%
Distributors - 2.0%
Genuine Parts Co.	146,041	26,774
Pool Corp.	95,400	31,426
		58,200
Hotels, Restaurants & Leisure - 3.7%
Chipotle Mexican Grill, Inc. (a)	17,990	29,269
Choice Hotels International, Inc.	152,994	18,852
Churchill Downs, Inc.	118,000	26,191
Domino's Pizza, Inc.	89,000	34,597
		108,909
Household Durables - 0.2%
NVR, Inc. (a)	1,647	7,640
Internet & Direct Marketing Retail - 0.2%
eBay, Inc.	112,700	5,121
Multiline Retail - 0.5%
Dollar General Corp.	64,903	16,594
Specialty Retail - 5.6%
AutoZone, Inc. (a)	36,580	94,340
O'Reilly Automotive, Inc. (a)	67,500	58,356
Tractor Supply Co.	61,135	13,835
		166,531
Textiles, Apparel & Luxury Goods - 0.1%
Deckers Outdoor Corp. (a)	4,688	1,870
TOTAL CONSUMER DISCRETIONARY		364,865
CONSUMER STAPLES - 2.0%
Beverages - 0.5%
Brown-Forman Corp. Class B (non-vtg.)	214,678	15,676
Food Products - 1.3%
Bunge Ltd.	158,000	16,565
Darling Ingredients, Inc. (a)	329,106	23,640
		40,205
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	21,267	5,015
TOTAL CONSUMER STAPLES		60,896
ENERGY - 4.5%
Oil, Gas & Consumable Fuels - 4.5%
Hess Corp.	223,800	32,207
HF Sinclair Corp.	317,300	19,780
Occidental Petroleum Corp.	220,298	15,309
Ovintiv, Inc.	432,600	24,122
PDC Energy, Inc.	591,000	43,923
		135,341
FINANCIALS - 7.9%
Capital Markets - 6.9%
Ameriprise Financial, Inc.	70,000	23,237
LPL Financial	131,100	31,033
MarketAxess Holdings, Inc.	65,962	17,673
Moody's Corp.	17,000	5,071
MSCI, Inc.	139,918	71,055
Raymond James Financial, Inc.	286,500	33,492
S&P Global, Inc.	6,400	2,258
T. Rowe Price Group, Inc.	146,300	18,274
Tradeweb Markets, Inc. Class A	38,841	2,387
		204,480
Insurance - 1.0%
Arthur J. Gallagher & Co.	152,600	30,384
TOTAL FINANCIALS		234,864
HEALTH CARE - 17.1%
Health Care Equipment & Supplies - 5.2%
DexCom, Inc. (a)	564,271	65,613
Edwards Lifesciences Corp. (a)	82,876	6,402
IDEXX Laboratories, Inc. (a)	16,000	6,814
Intuitive Surgical, Inc. (a)	17,974	4,860
ResMed, Inc.	313,814	72,240
		155,929
Health Care Providers & Services - 3.7%
Laboratory Corp. of America Holdings	54,300	13,070
McKesson Corp.	89,948	34,331
Molina Healthcare, Inc. (a)	183,100	61,663
		109,064
Health Care Technology - 1.8%
Doximity, Inc. (a)(b)	835,210	28,389
Veeva Systems, Inc. Class A (a)	135,000	25,699
		54,088
Life Sciences Tools & Services - 6.4%
Agilent Technologies, Inc.	129,700	20,101
Charles River Laboratories International, Inc. (a)	220,000	50,285
Mettler-Toledo International, Inc. (a)	59,600	87,586
West Pharmaceutical Services, Inc.	132,593	31,114
		189,086
TOTAL HEALTH CARE		508,167
INDUSTRIALS - 17.7%
Aerospace & Defense - 0.9%
TransDigm Group, Inc.	43,158	27,125
Building Products - 2.6%
Builders FirstSource, Inc. (a)	270,000	17,261
Carlisle Companies, Inc.	108,800	28,626
Carrier Global Corp.	719,581	31,892
		77,779
Commercial Services & Supplies - 4.8%
Cintas Corp.	123,449	57,006
Copart, Inc. (a)	792,060	52,720
Republic Services, Inc.	136,000	18,943
Tetra Tech, Inc.	32,000	4,947
Waste Management, Inc.	51,000	8,554
		142,170
Construction & Engineering - 1.1%
Quanta Services, Inc.	211,000	31,625
Electrical Equipment - 1.7%
AMETEK, Inc.	190,900	27,188
Atkore, Inc. (a)	186,891	22,829
		50,017
Machinery - 2.9%
Cummins, Inc.	73,257	18,399
IDEX Corp.	91,510	21,733
Otis Worldwide Corp.	212,600	16,602
Toro Co.	263,106	29,202
		85,936
Professional Services - 0.7%
Booz Allen Hamilton Holding Corp. Class A	82,952	8,826
CoStar Group, Inc. (a)	152,800	12,383
		21,209
Road & Rail - 2.0%
Old Dominion Freight Lines, Inc.	196,885	59,579
Trading Companies & Distributors - 1.0%
W.W. Grainger, Inc.	48,572	29,292
TOTAL INDUSTRIALS		524,732
INFORMATION TECHNOLOGY - 29.0%
Electronic Equipment & Components - 2.6%
Amphenol Corp. Class A	460,510	37,039
Keysight Technologies, Inc. (a)	221,471	40,062
		77,101
IT Services - 4.0%
Adyen BV (a)(c)	1,392	2,193
EPAM Systems, Inc. (a)	164,904	60,780
Paychex, Inc.	373,000	46,263
SS&C Technologies Holdings, Inc.	166,300	8,940
		118,176
Semiconductors & Semiconductor Equipment - 8.5%
Broadcom, Inc.	12,000	6,612
Enphase Energy, Inc. (a)	147,700	47,351
Entegris, Inc. (b)	500,000	38,645
KLA Corp.	28,000	11,008
Lam Research Corp.	11,577	5,469
Lattice Semiconductor Corp. (a)	343,700	25,032
Monolithic Power Systems, Inc.	57,100	21,810
NXP Semiconductors NV	54,400	9,566
onsemi (a)	1,154,000	86,781
		252,274
Software - 13.9%
Atlassian Corp. PLC (a)	37,978	4,996
Cadence Design Systems, Inc. (a)	576,102	99,109
Coupa Software, Inc. (a)	379,000	23,968
Datadog, Inc. Class A (a)	532,100	40,323
Dynatrace, Inc. (a)	283,820	10,998
Fortinet, Inc. (a)	1,367,000	72,670
HubSpot, Inc. (a)	47,600	14,424
Intuit, Inc.	18,000	7,337
NortonLifeLock, Inc.	693,778	15,929
Paycom Software, Inc. (a)	93,246	31,620
Roper Technologies, Inc.	19,671	8,633
Synopsys, Inc. (a)	208,079	70,651
Zoom Video Communications, Inc. Class A (a)	171,786	12,958
		413,616
TOTAL INFORMATION TECHNOLOGY		861,167
MATERIALS - 3.0%
Chemicals - 1.5%
CF Industries Holdings, Inc.	368,200	39,836
Sherwin-Williams Co.	21,987	5,479
		45,315
Metals & Mining - 1.5%
Steel Dynamics, Inc.	420,185	43,670
TOTAL MATERIALS		88,985
REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.9%
SBA Communications Corp. Class A	19,471	5,828
VICI Properties, Inc.	590,369	20,191
		26,019
TOTAL COMMON STOCKS (Cost $1,775,789)		2,882,749

Money Market Funds - 3.2%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 3.86% (d)	63,321,126	63,334
Fidelity Securities Lending Cash Central Fund 3.86% (d)(e)	30,123,284	30,126
TOTAL MONEY MARKET FUNDS (Cost $93,459)		93,460

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $1,869,248)	2,976,209
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(5,367)
NET ASSETS - 100.0%	2,970,842

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,193,000 or 0.1% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	59,492	1,208,954	1,205,112	1,013	1	(1)	63,334	0.1%
Fidelity Securities Lending Cash Central Fund 3.86%	14,439	959,372	943,685	46	-	-	30,126	0.1%
Total	73,931	2,168,326	2,148,797	1,059	1	(1)	93,460

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	77,713	77,713	-	-
Consumer Discretionary	364,865	364,865	-	-
Consumer Staples	60,896	60,896	-	-
Energy	135,341	135,341	-	-
Financials	234,864	234,864	-	-
Health Care	508,167	508,167	-	-
Industrials	524,732	524,732	-	-
Information Technology	861,167	858,974	2,193	-
Materials	88,985	88,985	-	-
Real Estate	26,019	26,019	-	-

Money Market Funds	93,460	93,460	-	-
Total Investments in Securities:	2,976,209	2,974,016	2,193	-
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $31,073) - See accompanying schedule:
Unaffiliated issuers (cost $1,775,789)	$2,882,749
Fidelity Central Funds (cost $93,459)	93,460

Total Investment in Securities (cost $1,869,248)		$2,976,209
Receivable for investments sold		59,382
Receivable for fund shares sold		1,088
Dividends receivable		1,181
Distributions receivable from Fidelity Central Funds		233
Prepaid expenses		3
Other receivables		14
Total assets		3,038,110
Liabilities
Payable for investments purchased	$33,670
Payable for fund shares redeemed	1,487
Accrued management fee	1,506
Other affiliated payables	416
Other payables and accrued expenses	64
Collateral on securities loaned	30,125
Total Liabilities		67,268
Net Assets		$2,970,842
Net Assets consist of:
Paid in capital		$2,037,091
Total accumulated earnings (loss)		933,751
Net Assets		$2,970,842

Net Asset Value and Maximum Offering Price
Growth Strategies :
Net Asset Value , offering price and redemption price per share ($2,772,991 ÷ 55,604 shares)		$49.87
Class K :
Net Asset Value , offering price and redemption price per share ($197,851 ÷ 3,918 shares)		$50.50
Statement of Operations
Amounts in thousands		Year ended November 30, 2022
Investment Income
Dividends		$18,086
Income from Fidelity Central Funds (including $46 from security lending)		1,059
Total Income		19,145
Expenses
Management fee
Basic fee	$15,117
Performance adjustment	3,331
Transfer agent fees	4,294
Accounting fees	798
Custodian fees and expenses	29
Independent trustees' fees and expenses	10
Registration fees	77
Audit	54
Legal	5
Interest	4
Miscellaneous	14
Total expenses before reductions	23,733
Expense reductions	(98)
Total expenses after reductions		23,635
Net Investment income (loss)		(4,490)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(154,443)
Fidelity Central Funds	1
Foreign currency transactions	5
Total net realized gain (loss)		(154,437)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(557,707)
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		(557,710)
Net gain (loss)		(712,147)
Net increase (decrease) in net assets resulting from operations		$(716,637)
Statement of Changes in Net Assets

Amount in thousands	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,490)	$(7,595)
Net realized gain (loss)	(154,437)	458,725
Change in net unrealized appreciation (depreciation)	(557,710)	305,051
Net increase (decrease) in net assets resulting from operations	(716,637)	756,181
Distributions to shareholders	(458,304)	(254,989)
Share transactions - net increase (decrease)	513,523	(115,670)
Total increase (decrease) in net assets	(661,418)	385,522

Net Assets
Beginning of period	3,632,260	3,246,738
End of period	$2,970,842	$3,632,260

Financial Highlights
Fidelity® Growth Strategies Fund

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$71.14	$61.57	$50.98	$41.90	$40.96
Income from Investment Operations
Net investment income (loss) A,B	(.08)	(.15)	.04 C	.30	.25 D
Net realized and unrealized gain (loss)	(12.20)	14.72	12.31	9.13	.87
Total from investment operations	(12.28)	14.57	12.35	9.43	1.12
Distributions from net investment income	-	-	(.22)	(.28)	(.16)
Distributions from net realized gain	(8.99)	(5.00)	(1.55)	(.06)	(.02)
Total distributions	(8.99)	(5.00)	(1.76) E	(.35) E	(.18)
Net asset value, end of period	$49.87	$71.14	$61.57	$50.98	$41.90
Total Return F	(19.98)%	25.31%	25.02%	22.76%	2.74%
Ratios to Average Net Assets A,G,H
Expenses before reductions	.83%	.63%	.63%	.56%	.59%
Expenses net of fee waivers, if any	.83%	.63%	.63%	.56%	.59%
Expenses net of all reductions	.83%	.63%	.63%	.55%	.59%
Net investment income (loss)	(.16)%	(.23)%	.07% C	.67%	.59% D
Supplemental Data
Net assets, end of period (in millions)	$2,773	$3,381	$3,011	$2,860	$2,349
Portfolio turnover rate I	74% J	49%	67%	66% J	43% J

A Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

B Calculated based on average shares outstanding during the period.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.03)%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .38%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Growth Strategies Fund Class K

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$71.85	$62.08	$51.38	$42.23	$41.29
Income from Investment Operations
Net investment income (loss) A,B	(.02)	(.08)	.10 C	.36	.31 D
Net realized and unrealized gain (loss)	(12.34)	14.85	12.42	9.20	.86
Total from investment operations	(12.36)	14.77	12.52	9.56	1.17
Distributions from net investment income	-	-	(.27)	(.34)	(.21)
Distributions from net realized gain	(8.99)	(5.00)	(1.55)	(.06)	(.02)
Total distributions	(8.99)	(5.00)	(1.82)	(.41) E	(.23)
Net asset value, end of period	$50.50	$71.85	$62.08	$51.38	$42.23
Total Return F	(19.89)%	25.44%	25.17%	22.94%	2.84%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.72%	.52%	.52%	.43%	.46%
Expenses net of fee waivers, if any	.71%	.52%	.52%	.43%	.46%
Expenses net of all reductions	.71%	.52%	.51%	.43%	.46%
Net investment income (loss)	(.05)%	(.13)%	.19% C	.79%	.72% D
Supplemental Data
Net assets, end of period (in millions)	$198	$251	$236	$236	$205
Portfolio turnover rate I	74% J	49%	67%	66% J	43% J

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .08%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .51%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended November 30, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Growth Strategies Fund	$14

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, redemptions in-kind, deferred Trustee compensation, net operating losses, capital loss carryforwards and   losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,113,952
Gross unrealized depreciation	(7,099)
Net unrealized appreciation (depreciation)	$1,106,853
Tax Cost	$1,869,356

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(169,462)
Net unrealized appreciation (depreciation) on securities and other investments	$1,106,852

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(169,462)
Total capital loss carryforward	$(169,462)

The Fund intends to elect to defer to its next fiscal year $3,640 of ordinary losses recognized during the period January 1, 2022 to November 30, 2022.

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Long-term Capital Gains	458,304	254,989

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth Strategies Fund	2,175,347	2,116,126

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Growth Strategies Fund	377	15,128	25,077	Growth Strategies, Class K
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Strategies as compared to its benchmark index, the Russell Midcap Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Strategies	$4,213.16
Class K	81.04
	$4,294

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Growth Strategies Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth Strategies Fund	$37

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Growth Strategies Fund	Borrower	$55,760	2.57%	$4

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Growth Strategies Fund	81,873	76,264	(10,693)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Growth Strategies Fund	$5
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Growth Strategies Fund	$5	$- A	$-

A     Amount represents less than five hundred dollars.
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $98.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Growth Strategies Fund
Distributions to shareholders
Growth Strategies	$426,994	$236,172
Class K	31,310	18,817
Total	$458,304	$254,989
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2022	Year ended November 30, 2021	Year ended November 30, 2022	Year ended November 30, 2021
Fidelity Growth Strategies Fund
Growth Strategies
Shares sold	9,491	3,959	$484,754	$259,220
Reinvestment of distributions	6,391	3,814	406,035	225,526
Shares redeemed	(7,802)	(9,146)	(404,797)	(581,726)
Net increase (decrease)	8,080	(1,373)	$485,992	$(96,980)
Class K
Shares sold	808	525	$40,950	$34,729
Reinvestment of distributions	487	315	31,310	18,817
Shares redeemed	(876)	(1,145)	(44,729)	(72,236)
Net increase (decrease)	419	(305)	$27,531	$(18,690)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth Strategies Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the "Fund") as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the five years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 12, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022
Fidelity® Growth Strategies Fund
Fidelity® Growth Strategies Fund	.82%
Actual		$ 1,000	$ 1,051.40	$ 4.22
Hypothetical- B		$ 1,000	$ 1,020.96	$ 4.15
Class K	.70%
Actual		$ 1,000	$ 1,052.10	$ 3.60
Hypothetical- B		$ 1,000	$ 1,021.56	$ 3.55

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.539208.125
FEG-ANN-0123
Fidelity® Growth Strategies K6 Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Growth Strategies K6 Fund	-19.67%	9.84%	10.67%

A     From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies K6 Fund, on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

24,000
22,500
20,000
17,500
15,000
12,500
$10,000
2017
2018
2019
2020
2021
2022

Period Ending Values

$17,504 Fidelity® Growth Strategies K6 Fund

$17,340 Russell Midcap® Growth Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Portfolio Manager Jean Park:
For the fiscal year ending November 30, 2022, the fund returned -19.67%, outperforming the -21.77% result of the benchmark Russell Midcap® Growth Index. Versus the benchmark, security selection was the primary contributor, led by the industrials sector. Strong picks among information technology stocks also lifted the fund's relative result. Investment choices in the consumer discretionary sector, especially within the retailing industry, helped as well. The biggest individual relative contributor was an overweight position in Steel Dynamics (+77%). Further aiding performance was an outsized stake in AutoZone, which gained 44% and was among our biggest holdings on November 30. Avoiding Cloudflare, a benchmark component that returned -74%, also bolstered the portfolio's relative result. In contrast, the biggest detractor from performance versus the benchmark was security selection in health care. An underweighting and investment choices in the market-leading energy sector, along with picks among consumer staples stocks, further pressured relative performance. The biggest individual relative detractor was an overweight position in Entegris (-47%), which was among the fund's largest holdings this period. Our second-largest relative detractor this period was avoiding Cheniere Energy, a benchmark component that gained 69%. Also hindering performance was smaller-than-benchmark exposure to Expedia, which returned about -34% and was no longer held at period end. Notable changes in positioning include decreased exposure to the health care sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Cadence Design Systems, Inc.	3.3
AutoZone, Inc.	3.2
Mettler-Toledo International, Inc.	2.9
onsemi	2.9
ResMed, Inc.	2.5
MSCI, Inc.	2.4
Fortinet, Inc.	2.4
Synopsys, Inc.	2.4
DexCom, Inc.	2.2
Old Dominion Freight Lines, Inc.	2.2
26.4

Market Sectors (% of Fund's net assets)

Information Technology	28.8
Industrials	18.0
Health Care	17.0
Consumer Discretionary	12.2
Financials	7.8
Energy	4.5
Materials	3.0
Communication Services	2.6
Consumer Staples	2.1
Real Estate	0.8

Asset Allocation (% of Fund's net assets)

Foreign investments - 0.8%

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 96.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.6%
Interactive Media & Services - 0.9%
Pinterest, Inc. Class A (a)	49,700	1,263,374
Media - 1.7%
The Trade Desk, Inc. (a)	42,413	2,211,414
TOTAL COMMUNICATION SERVICES		3,474,788
CONSUMER DISCRETIONARY - 12.2%
Distributors - 1.9%
Genuine Parts Co.	6,300	1,154,979
Pool Corp.	4,200	1,383,522
		2,538,501
Hotels, Restaurants & Leisure - 3.6%
Chipotle Mexican Grill, Inc. (a)	810	1,317,838
Choice Hotels International, Inc.	6,090	750,410
Churchill Downs, Inc.	5,100	1,131,996
Domino's Pizza, Inc.	3,800	1,477,174
		4,677,418
Household Durables - 0.2%
NVR, Inc. (a)	61	282,980
Internet & Direct Marketing Retail - 0.2%
eBay, Inc.	4,900	222,656
Multiline Retail - 0.6%
Dollar General Corp.	2,800	715,904
Specialty Retail - 5.6%
AutoZone, Inc. (a)	1,620	4,177,980
O'Reilly Automotive, Inc. (a)	3,000	2,593,620
Tractor Supply Co.	2,836	641,815
		7,413,415
Textiles, Apparel & Luxury Goods - 0.1%
Deckers Outdoor Corp. (a)	303	120,861
TOTAL CONSUMER DISCRETIONARY		15,971,735
CONSUMER STAPLES - 2.1%
Beverages - 0.6%
Brown-Forman Corp. Class B (non-vtg.)	10,322	753,712
Food Products - 1.3%
Bunge Ltd.	7,000	733,880
Darling Ingredients, Inc. (a)	14,692	1,055,326
		1,789,206
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	933	219,992
TOTAL CONSUMER STAPLES		2,762,910
ENERGY - 4.5%
Oil, Gas & Consumable Fuels - 4.5%
Hess Corp.	10,000	1,439,100
HF Sinclair Corp.	13,800	860,292
Occidental Petroleum Corp.	9,400	653,206
Ovintiv, Inc.	18,696	1,042,489
PDC Energy, Inc.	25,900	1,924,888
		5,919,975
FINANCIALS - 7.8%
Capital Markets - 6.8%
Ameriprise Financial, Inc.	3,000	995,850
LPL Financial	5,524	1,307,586
MarketAxess Holdings, Inc.	2,800	750,176
Moody's Corp.	700	208,789
MSCI, Inc.	6,300	3,199,329
Raymond James Financial, Inc.	12,600	1,472,940
S&P Global, Inc.	200	70,560
T. Rowe Price Group, Inc.	6,300	786,933
Tradeweb Markets, Inc. Class A	1,759	108,108
		8,900,271
Insurance - 1.0%
Arthur J. Gallagher & Co.	6,700	1,334,037
TOTAL FINANCIALS		10,234,308
HEALTH CARE - 17.0%
Health Care Equipment & Supplies - 5.3%
DexCom, Inc. (a)	25,600	2,976,768
Edwards Lifesciences Corp. (a)	3,648	281,808
IDEXX Laboratories, Inc. (a)	700	298,109
Intuitive Surgical, Inc. (a)	810	219,016
ResMed, Inc.	14,200	3,268,840
		7,044,541
Health Care Providers & Services - 3.6%
Laboratory Corp. of America Holdings	2,300	553,610
McKesson Corp.	3,929	1,499,621
Molina Healthcare, Inc. (a)	7,900	2,660,483
		4,713,714
Health Care Technology - 1.8%
Doximity, Inc. (a)(b)	36,000	1,223,640
Veeva Systems, Inc. Class A (a)	5,900	1,123,124
		2,346,764
Life Sciences Tools & Services - 6.3%
Agilent Technologies, Inc.	5,700	883,386
Charles River Laboratories International, Inc. (a)	9,700	2,217,129
Mettler-Toledo International, Inc. (a)	2,600	3,820,856
West Pharmaceutical Services, Inc.	5,800	1,361,028
		8,282,399
TOTAL HEALTH CARE		22,387,418
INDUSTRIALS - 18.0%
Aerospace & Defense - 0.9%
TransDigm Group, Inc.	1,877	1,179,695
Building Products - 2.6%
Builders FirstSource, Inc. (a)	11,700	747,981
Carlisle Companies, Inc.	4,700	1,236,617
Carrier Global Corp.	32,819	1,454,538
		3,439,136
Commercial Services & Supplies - 4.8%
Cintas Corp.	5,400	2,493,612
Copart, Inc. (a)	37,588	2,501,857
Republic Services, Inc.	5,900	821,811
Tetra Tech, Inc.	1,400	216,426
Waste Management, Inc.	1,500	251,580
		6,285,286
Construction & Engineering - 1.1%
Quanta Services, Inc.	9,700	1,453,836
Electrical Equipment - 1.7%
AMETEK, Inc.	8,400	1,196,328
Atkore, Inc. (a)	8,400	1,026,060
		2,222,388
Machinery - 3.0%
Cummins, Inc.	3,343	839,628
IDEX Corp.	4,200	997,458
Otis Worldwide Corp.	9,500	741,855
Toro Co.	11,753	1,304,465
		3,883,406
Professional Services - 0.7%
Booz Allen Hamilton Holding Corp. Class A	3,948	420,067
CoStar Group, Inc. (a)	6,699	542,887
		962,954
Road & Rail - 2.2%
Old Dominion Freight Lines, Inc.	9,286	2,810,036
Trading Companies & Distributors - 1.0%
W.W. Grainger, Inc.	2,228	1,343,618
TOTAL INDUSTRIALS		23,580,355
INFORMATION TECHNOLOGY - 28.8%
Electronic Equipment & Components - 2.7%
Amphenol Corp. Class A	22,790	1,833,000
Keysight Technologies, Inc. (a)	9,800	1,772,722
		3,605,722
IT Services - 3.9%
Adyen BV (a)(c)	8	12,603
EPAM Systems, Inc. (a)	7,200	2,653,776
Paychex, Inc.	16,500	2,046,495
SS&C Technologies Holdings, Inc.	7,100	381,696
		5,094,570
Semiconductors & Semiconductor Equipment - 8.4%
Broadcom, Inc.	500	275,515
Enphase Energy, Inc. (a)	6,479	2,077,103
Entegris, Inc.	22,000	1,700,380
KLA Corp.	1,200	471,780
Lam Research Corp.	500	236,190
Lattice Semiconductor Corp. (a)	14,900	1,085,167
Monolithic Power Systems, Inc.	2,500	954,900
NXP Semiconductors NV	2,400	422,016
onsemi (a)	50,700	3,812,640
		11,035,691
Software - 13.8%
Atlassian Corp. PLC (a)	1,722	226,529
Cadence Design Systems, Inc. (a)	25,534	4,392,868
Coupa Software, Inc. (a)	15,800	999,192
Datadog, Inc. Class A (a)	23,400	1,773,252
Dynatrace, Inc. (a)	11,900	461,125
Fortinet, Inc. (a)	59,900	3,184,284
HubSpot, Inc. (a)	2,000	606,060
Intuit, Inc.	795	324,034
NortonLifeLock, Inc.	28,336	650,595
Paycom Software, Inc. (a)	4,000	1,356,400
Roper Technologies, Inc.	811	355,940
Synopsys, Inc. (a)	9,200	3,123,768
Zoom Video Communications, Inc. Class A (a)	8,022	605,099
		18,059,146
TOTAL INFORMATION TECHNOLOGY		37,795,129
MATERIALS - 3.0%
Chemicals - 1.5%
CF Industries Holdings, Inc.	15,900	1,720,221
Sherwin-Williams Co.	1,136	283,068
		2,003,289
Metals & Mining - 1.5%
Steel Dynamics, Inc.	19,100	1,985,063
TOTAL MATERIALS		3,988,352
REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
SBA Communications Corp. Class A	829	248,120
VICI Properties, Inc.	22,600	772,920
		1,021,040
TOTAL COMMON STOCKS (Cost $79,978,479)		127,136,010

Money Market Funds - 3.0%
	Shares	Value ($)
Fidelity Cash Central Fund 3.86% (d)	2,816,429	2,816,993
Fidelity Securities Lending Cash Central Fund 3.86% (d)(e)	1,108,689	1,108,800
TOTAL MONEY MARKET FUNDS (Cost $3,925,793)		3,925,793

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $83,904,272)	131,061,803
NET OTHER ASSETS (LIABILITIES) - 0.2%	267,667
NET ASSETS - 100.0%	131,329,470

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,603 or 0.0% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	2,812,135	68,695,942	68,691,084	43,144	-	-	2,816,993	0.0%
Fidelity Securities Lending Cash Central Fund 3.86%	-	14,696,991	13,588,191	1,360	-	-	1,108,800	0.0%
Total	2,812,135	83,392,933	82,279,275	44,504	-	-	3,925,793

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	3,474,788	3,474,788	-	-
Consumer Discretionary	15,971,735	15,971,735	-	-
Consumer Staples	2,762,910	2,762,910	-	-
Energy	5,919,975	5,919,975	-	-
Financials	10,234,308	10,234,308	-	-
Health Care	22,387,418	22,387,418	-	-
Industrials	23,580,355	23,580,355	-	-
Information Technology	37,795,129	37,782,526	12,603	-
Materials	3,988,352	3,988,352	-	-
Real Estate	1,021,040	1,021,040	-	-

Money Market Funds	3,925,793	3,925,793	-	-
Total Investments in Securities:	131,061,803	131,049,200	12,603	-
Financial Statements
Statement of Assets and Liabilities
		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $1,142,064) - See accompanying schedule:
Unaffiliated issuers (cost $79,978,479)	$127,136,010
Fidelity Central Funds (cost $3,925,793)	3,925,793

Total Investment in Securities (cost $83,904,272)		$131,061,803
Receivable for investments sold		2,713,912
Receivable for fund shares sold		271,626
Dividends receivable		52,503
Distributions receivable from Fidelity Central Funds		8,172
Total assets		134,108,016
Liabilities
Payable for investments purchased	$1,616,870
Payable for fund shares redeemed	5,516
Accrued management fee	47,360
Collateral on securities loaned	1,108,800
Total Liabilities		2,778,546
Net Assets		$131,329,470
Net Assets consist of:
Paid in capital		$93,854,106
Total accumulated earnings (loss)		37,475,364
Net Assets		$131,329,470
Net Asset Value , offering price and redemption price per share ($131,329,470 ÷ 9,858,476 shares)		$13.32

Statement of Operations
		Year ended November 30, 2022
Investment Income
Dividends		$862,675
Income from Fidelity Central Funds (including $1,360 from security lending)		44,504
Total Income		907,179
Expenses
Management fee	$611,955
Independent trustees' fees and expenses	482
Total expenses before reductions	612,437
Expense reductions	(25)
Total expenses after reductions		612,412
Net Investment income (loss)		294,767
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(9,951,931)
Foreign currency transactions	316
Total net realized gain (loss)		(9,951,615)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(23,147,758)
Assets and liabilities in foreign currencies	(78)
Total change in net unrealized appreciation (depreciation)		(23,147,836)
Net gain (loss)		(33,099,451)
Net increase (decrease) in net assets resulting from operations		$(32,804,684)
Statement of Changes in Net Assets

	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$294,767	$(84,269)
Net realized gain (loss)	(9,951,615)	34,883,614
Change in net unrealized appreciation (depreciation)	(23,147,836)	1,007,412
Net increase (decrease) in net assets resulting from operations	(32,804,684)	35,806,757
Distributions to shareholders	(34,673,946)	(4,603,993)
Share transactions
Proceeds from sales of shares	35,472,984	23,657,289
Reinvestment of distributions	34,673,946	4,603,993
Cost of shares redeemed	(28,706,740)	(84,288,088)
Net increase (decrease) in net assets resulting from share transactions	41,440,190	(56,026,806)
Total increase (decrease) in net assets	(26,038,440)	(24,824,042)

Net Assets
Beginning of period	157,367,910	182,191,952
End of period	$131,329,470	$157,367,910

Other Information
Shares
Sold	2,415,188	1,254,833
Issued in reinvestment of distributions	2,051,713	265,973
Redeemed	(2,139,490)	(4,670,567)
Net increase (decrease)	2,327,411	(3,149,761)

Financial Highlights
Fidelity® Growth Strategies K6 Fund

Years ended November 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$20.90	$17.06	$13.69	$11.21	$10.95
Income from Investment Operations
Net investment income (loss) A,B	.03	(.01)	.04 C	.06 D	.09 E
Net realized and unrealized gain (loss)	(3.21)	4.29	3.40	2.51	.20
Total from investment operations	(3.18)	4.28	3.44	2.57	.29
Distributions from net investment income	-	(.02)	(.07)	(.09)	(.03)
Distributions from net realized gain	(4.40)	(.42)	-	-	-
Total distributions	(4.40)	(.44)	(.07)	(.09)	(.03)
Net asset value, end of period	$13.32	$20.90	$17.06	$13.69	$11.21
Total Return F	(19.67)%	25.64%	25.24%	23.18%	2.68%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	.22%	(.06)%	.25% C	.49% D	.76% E
Supplemental Data
Net assets, end of period (000 omitted)	$131,329	$157,368	$182,192	$165,691	$132,993
Portfolio turnover rate I	78% J	51%	73%	66% J	51% J

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .15%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .39%.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .52%.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended November 30, 2022

1. Organization.
Fidelity Growth Strategies K6 Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$47,510,472
Gross unrealized depreciation	(383,380)
Net unrealized appreciation (depreciation)	$47,127,092
Tax Cost	$83,934,711

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$275,577
Capital loss carryforward	$(9,927,305)
Net unrealized appreciation (depreciation) on securities and other investments	$47,127,092

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(9,927,305)
Total capital loss carryforward	$(9,927,305)

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$2,733,892	$208,326
Long-term Capital Gains	31,940,054	4,395,667
Total	$34,673,946	$4,603,993

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth Strategies K6 Fund	105,253,349	104,103,407

Unaffiliated Exchanges In-Kind.   Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Growth Strategies K6 Fund	324,690	4,286,560
5. Fees and Other Transactions with Affiliates.
Management Fee.   Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth Strategies K6 Fund	$1,546

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Growth Strategies K6 Fund	3,919,073	3,163,746	(612,278)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Growth Strategies K6 Fund	$143	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $25.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Strategies K6 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth Strategies K6 Fund (one of the funds constituting Fidelity Mt. Vernon Street Trust, referred to hereafter as the "Fund") as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the five years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 12, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022

Fidelity® Growth Strategies K6 Fund	.45%
Actual		$ 1,000	$ 1,053.80	$ 2.32
Hypothetical- B		$ 1,000	$ 1,022.81	$ 2.28

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .
The fund designates 99.65% of the short-term capital gain dividend distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.
The fund designates 20% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.
The fund designates 22% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.9883995.105
FEGK6-ANN-0123
Fidelity® Growth Company K6 Fund

Annual Report
November 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended November 30, 2022	Past 1 year	Life of Fund A
Fidelity® Growth Company K6 Fund	-28.85%	17.39%

A     From June 13, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company K6 Fund, on June 13, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

25,000
22,500
20,000
17,500
15,000
12,500
$10,000
2019
2020
2021
2022
Period Ending Values
$17,440 Fidelity® Growth Company K6 Fund
$15,210 Russell 3000® Growth Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -9.21% for the 12 months ending November 30, 2022, according to the S&P 500® index, as a multitude of risk factors challenged the global economy. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more restrictive policy stance and proceeded to hike its benchmark rate six times, by a total of 3.75%, between March and November - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with another rate hike of 0.75% and ended on a high note as the Fed signaled its intent to slow its pace of rate rises. By sector for the 12 months, communication services (-33%) lagged most. In sharp contrast, energy (+76%) led the way.
Comments from Portfolio Manager Steven Wymer:
For the fiscal year, the fund returned -28.85%, trailing the -21.59% result of the benchmark Russell 3000® Growth Index. Versus the benchmark, security selection was the primary detractor, especially within information technology. Weak picks in the health care sector, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's relative result. Also detracting from our result was security selection and an underweighting in industrials. The fund's largest individual relative detractor was an overweighting in Nvidia, which returned -48% the past 12 months. The company was among our biggest holdings. The fund's investment in Shopify returned -72% and detracted. We decreased our non-benchmark position in the company the past year. Also hurting performance was our outsized stake in Wayfair, which returned -85%. Conversely, the largest contributor to performance versus the benchmark was an overweighting in energy. An overweighting in the health care sector, primarily driven by the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative performance. Also helping were stock picks in materials. The fund's biggest individual relative contributor was an overweighting in Hess, which gained 96% the past 12 months. The company was among the largest holdings as of November 30. Also lifting performance was our outsized stake in lululemon, which returned -16%. lululemon was among our biggest holdings. Another notable relative contributor was an overweighting in Karuna Therapeutics (+84%). Notable changes in positioning include increased exposure to the health care sector and a lower allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary November 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	8.2
NVIDIA Corp.	6.7
Microsoft Corp.	5.1
lululemon athletica, Inc.	4.6
Amazon.com, Inc.	4.4
Alphabet, Inc. Class A	3.4
Tesla, Inc.	1.7
Salesforce.com, Inc.	1.7
Alphabet, Inc. Class C	1.4
Hess Corp.	1.3
38.5

Market Sectors (% of Fund's net assets)

Information Technology	35.9
Consumer Discretionary	20.6
Health Care	17.5
Communication Services	6.8
Industrials	5.5
Consumer Staples	4.9
Energy	4.2
Materials	2.0
Financials	1.7
Real Estate	0.5
Utilities	0.1

Asset Allocation (% of Fund's net assets)

Foreign investments - 5.7%

Schedule of Investments November 30, 2022
Showing Percentage of Net Assets
Common Stocks - 98.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 6.7%
Diversified Telecommunication Services - 0.0%
Starry Group Holdings, Inc. Class A (a)	249,917	46,984
Verizon Communications, Inc.	8,790	342,634
		389,618
Entertainment - 0.9%
Netflix, Inc. (a)	278,881	85,206,512
Roblox Corp. (a)	116,315	3,695,328
Roku, Inc. Class A (a)	123,611	7,338,785
The Walt Disney Co. (a)	56,714	5,550,599
		101,791,224
Interactive Media & Services - 5.1%
Alphabet, Inc.:
Class A (a)	3,921,436	396,025,822
Class C (a)	1,595,628	161,876,461
Epic Games, Inc. (a)(b)(c)	5,000	4,234,250
Meta Platforms, Inc. Class A (a)	136,554	16,127,027
Snap, Inc. Class A (a)	630,598	6,501,465
Zoominfo Technologies, Inc. (a)	70,257	2,009,350
		586,774,375
Media - 0.0%
Comcast Corp. Class A	28,302	1,036,985
The Trade Desk, Inc. (a)	25,159	1,311,790
		2,348,775
Wireless Telecommunication Services - 0.7%
T-Mobile U.S., Inc. (a)	534,865	81,010,653
TOTAL COMMUNICATION SERVICES		772,314,645
CONSUMER DISCRETIONARY - 20.4%
Auto Components - 0.0%
Mobileye Global, Inc.	100,345	2,860,836
Automobiles - 2.2%
Rad Power Bikes, Inc. (a)(b)(c)	171,416	747,374
Rivian Automotive, Inc. (d)	1,939,052	62,127,226
Tesla, Inc. (a)	1,021,817	198,947,770
		261,822,370
Hotels, Restaurants & Leisure - 1.7%
Airbnb, Inc. Class A (a)	159,691	16,310,839
Booking Holdings, Inc. (a)	30,300	63,007,335
Chipotle Mexican Grill, Inc. (a)	12,260	19,946,530
Dutch Bros, Inc. (a)(d)	53,008	2,000,522
Expedia, Inc. (a)	99,583	10,639,448
Marriott International, Inc. Class A	121,310	20,058,609
McDonald's Corp.	872	237,873
Penn Entertainment, Inc. (a)	728,829	25,647,493
Shake Shack, Inc. Class A (a)	18,774	987,512
Sonder Holdings, Inc. (a)(d)	925,788	1,638,645
Sonder Holdings, Inc.:
rights (a)(c)	5,104	3,624
rights (a)(c)	5,104	3,062
rights (a)(c)	5,104	2,654
rights (a)(c)	5,104	2,297
rights (a)(c)	5,103	1,990
rights (a)(c)	5,102	1,786
Starbucks Corp.	170,141	17,388,410
Sweetgreen, Inc. Class A	413,415	5,924,237
Yum China Holdings, Inc.	175,509	9,674,056
		193,476,922
Household Durables - 0.4%
Lennar Corp. Class A	456,352	40,081,396
PulteGroup, Inc.	194	8,687
Purple Innovation, Inc. (a)(d)	1,189,832	6,008,652
		46,098,735
Internet & Direct Marketing Retail - 5.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	72,280	6,328,837
Amazon.com, Inc. (a)	5,317,419	513,343,630
Etsy, Inc. (a)	31,386	4,145,777
JD.com, Inc. sponsored ADR	47,225	2,700,326
Lyft, Inc. (a)	737,728	8,277,308
Ozon Holdings PLC ADR (a)(c)(d)	6,684	14,041
Pinduoduo, Inc. ADR (a)	44,876	3,681,627
Revolve Group, Inc. (a)(d)	563,441	14,886,111
RumbleON, Inc. Class B (a)(d)	192,658	1,469,981
Uber Technologies, Inc. (a)	1,560,594	45,475,709
Wayfair LLC Class A (a)(d)	990,503	36,292,030
Zomato Ltd. (a)	4,462,200	3,637,078
		640,252,455
Multiline Retail - 0.8%
Dollar General Corp.	118,662	30,339,500
Dollar Tree, Inc. (a)	89,751	13,488,678
Ollie's Bargain Outlet Holdings, Inc. (a)	550,631	33,533,428
Target Corp.	72,420	12,099,209
		89,460,815
Specialty Retail - 3.0%
Fanatics, Inc. Class A (a)(b)(c)	204,775	15,597,712
Five Below, Inc. (a)	76,796	12,353,405
Floor & Decor Holdings, Inc. Class A (a)	91,805	6,851,407
Lowe's Companies, Inc.	410,848	87,325,742
RH (a)	31,453	9,021,664
Ross Stores, Inc.	122,789	14,448,582
The Home Depot, Inc.	300,757	97,442,260
TJX Companies, Inc.	1,266,754	101,403,658
		344,444,430
Textiles, Apparel & Luxury Goods - 6.8%
Canada Goose Holdings, Inc. (a)	272,456	5,104,183
Crocs, Inc. (a)	205,272	20,732,472
Deckers Outdoor Corp. (a)	187,817	74,916,445
Li Ning Co. Ltd.	259,263	2,083,566
lululemon athletica, Inc. (a)	1,403,731	533,852,937
NIKE, Inc. Class B	367,399	40,299,996
On Holding AG (a)(d)	1,466,248	28,474,536
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,993,793	84,078,251
		789,542,386
TOTAL CONSUMER DISCRETIONARY		2,367,958,949
CONSUMER STAPLES - 4.8%
Beverages - 1.9%
Celsius Holdings, Inc. (a)	88,463	9,849,470
Constellation Brands, Inc. Class A (sub. vtg.)	64,213	16,525,216
Keurig Dr. Pepper, Inc.	753,188	29,125,780
Monster Beverage Corp. (a)	415,320	42,719,815
PepsiCo, Inc.	232,157	43,067,445
The Coca-Cola Co.	1,379,315	87,738,227
		229,025,953
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	134,455	72,504,859
Kroger Co.	216,241	10,636,895
Performance Food Group Co. (a)	149,737	9,130,962
Sysco Corp.	155,283	13,433,532
Walmart, Inc.	27,920	4,255,566
		109,961,814
Food Products - 0.8%
Archer Daniels Midland Co.	137,168	13,373,880
Bunge Ltd.	264,501	27,730,285
Darling Ingredients, Inc. (a)	205,092	14,731,758
Kellogg Co.	128,878	9,401,650
Mondelez International, Inc.	100,230	6,776,550
The Hershey Co.	72,402	17,026,778
The Real Good Food Co. LLC:
Class B (c)	149,688	2
Class B unit (e)	149,688	1,070,269
The Real Good Food Co., Inc.	14,644	104,705
		90,215,877
Household Products - 0.5%
Church & Dwight Co., Inc.	60,464	4,950,188
Colgate-Palmolive Co.	135,348	10,486,763
Procter & Gamble Co.	276,431	41,232,448
		56,669,399
Personal Products - 0.2%
Olaplex Holdings, Inc. (a)(d)	1,676,511	10,008,771
The Beauty Health Co. (a)(b)	428,643	4,607,912
The Beauty Health Co. (a)(d)	505,856	5,437,952
		20,054,635
Tobacco - 0.5%
Philip Morris International, Inc.	564,534	56,267,104
TOTAL CONSUMER STAPLES		562,194,782
ENERGY - 4.2%
Energy Equipment & Services - 0.7%
Baker Hughes Co. Class A	437,209	12,687,805
Halliburton Co.	965,454	36,581,052
Schlumberger Ltd.	622,133	32,070,956
		81,339,813
Oil, Gas & Consumable Fuels - 3.5%
Cameco Corp.	643,606	15,691,114
ConocoPhillips Co.	59,463	7,344,275
Devon Energy Corp.	280,909	19,247,885
EOG Resources, Inc.	370,972	52,652,056
EQT Corp.	129,598	5,496,251
Exxon Mobil Corp.	74,851	8,333,910
Hess Corp.	1,070,131	154,002,552
Occidental Petroleum Corp.	191,364	13,297,884
Phillips 66 Co.	91,121	9,881,161
Pioneer Natural Resources Co.	147,315	34,764,867
Range Resources Corp.	1,138,433	32,866,561
Reliance Industries Ltd.	890,946	29,992,143
Valero Energy Corp.	182,326	24,362,400
		407,933,059
TOTAL ENERGY		489,272,872
FINANCIALS - 1.6%
Banks - 0.7%
Bank of America Corp.	846,738	32,049,033
HDFC Bank Ltd. sponsored ADR	410,835	28,992,626
JPMorgan Chase & Co.	118,692	16,400,861
Wells Fargo & Co.	117,447	5,631,584
		83,074,104
Capital Markets - 0.9%
BlackRock, Inc. Class A	43,204	30,934,064
Charles Schwab Corp.	814,703	67,245,586
		98,179,650
Consumer Finance - 0.0%
Discover Financial Services	30,756	3,332,720
TOTAL FINANCIALS		184,586,474
HEALTH CARE - 16.9%
Biotechnology - 8.8%
4D Pharma PLC (a)(c)(d)	1,001,319	201,060
AbbVie, Inc.	134,208	21,631,645
Absci Corp. (a)(d)	1,334,883	3,337,208
ACADIA Pharmaceuticals, Inc. (a)	1,028,978	16,031,477
ADC Therapeutics SA (a)	8,318	30,444
Akouos, Inc. (a)(e)	54,474	723,959
Akouos, Inc. (CVR) (c)	283,782	224,188
Alector, Inc. (a)	510,892	4,337,473
Allovir, Inc. (a)(d)	702,071	5,272,553
Alnylam Pharmaceuticals, Inc. (a)	637,253	140,571,639
Ambrx Biopharma, Inc. ADR (a)	82,799	40,567
Amgen, Inc.	123,849	35,470,354
Arcutis Biotherapeutics, Inc. (a)	192,409	3,315,207
Argenx SE ADR (a)	210,590	83,808,502
Arrowhead Pharmaceuticals, Inc. (a)	47,924	1,543,153
Ars Pharmaceuticals, Inc. (a)	383,115	2,382,975
Ascendis Pharma A/S sponsored ADR (a)	14,943	1,838,886
aTyr Pharma, Inc. (a)	399,658	863,261
Avidity Biosciences, Inc. (a)(d)	378,109	4,401,189
Axcella Health, Inc. (a)	1,000,478	840,802
Beam Therapeutics, Inc. (a)(d)	143,368	6,622,168
BeiGene Ltd. ADR (a)(d)	232,959	44,637,274
BioNTech SE ADR (d)	13,492	2,253,434
BioXcel Therapeutics, Inc. (a)(d)	438,806	7,271,015
Caris Life Sciences, Inc. (b)(c)	362,791	2,031,630
Century Therapeutics, Inc. (a)	672,432	7,060,536
Cerevel Therapeutics Holdings (a)	1,732,112	50,161,964
Codiak Biosciences, Inc. (a)	386,380	266,641
Codiak Biosciences, Inc. warrants 9/15/27 (a)	95,000	12,838
CRISPR Therapeutics AG (a)(d)	204,394	11,198,747
Cyclerion Therapeutics, Inc. (a)	196,490	186,666
Day One Biopharmaceuticals, Inc. (a)	306,918	6,515,869
Denali Therapeutics, Inc. (a)	98,145	3,131,807
EQRx, Inc. (a)	1,893,601	7,119,940
EQRx, Inc.:
rights (a)(c)	65,872	215,401
rights (a)(c)	28,231	75,094
Erasca, Inc. (a)	122,430	924,347
Evelo Biosciences, Inc. (a)(d)	1,416,614	2,960,723
Exelixis, Inc. (a)	27,380	467,650
Foghorn Therapeutics, Inc. (a)	273,546	1,846,436
Gemini Therapeutics, Inc. (a)(d)	51,650	88,838
Generation Bio Co. (a)	562,801	2,999,729
Icosavax, Inc. (a)	1,545	5,160
Immunocore Holdings PLC ADR (a)	34,380	2,159,408
Immunovant, Inc. (a)	158,827	2,082,222
Inhibrx, Inc. (a)(d)	144,349	4,327,583
Instil Bio, Inc. (a)	109,505	145,642
Intellia Therapeutics, Inc. (a)	92,868	4,778,987
Invivyd, Inc. (a)(d)	1,349,287	3,049,389
Ionis Pharmaceuticals, Inc. (a)	2,036,392	83,064,430
Janux Therapeutics, Inc. (a)	142,796	1,947,737
Karuna Therapeutics, Inc. (a)	365,297	85,958,037
Kinnate Biopharma, Inc. (a)	69,661	551,715
Legend Biotech Corp. ADR (a)	464,341	23,918,205
Lexicon Pharmaceuticals, Inc. (a)	444,147	950,475
Lyell Immunopharma, Inc. (a)(d)	320,216	1,348,109
Moderna, Inc. (a)	218,208	38,384,969
Monte Rosa Therapeutics, Inc. (a)	300,979	2,552,302
Morphic Holding, Inc. (a)	281,915	7,758,301
Nuvalent, Inc. Class A (a)	420,032	13,810,652
Omega Therapeutics, Inc. (a)	463,806	3,246,642
ORIC Pharmaceuticals, Inc. (a)	255,722	918,042
Poseida Therapeutics, Inc. (a)	684,520	3,121,411
Protagonist Therapeutics, Inc. (a)	3,588	28,381
Prothena Corp. PLC (a)	210,162	13,137,227
PTC Therapeutics, Inc. (a)	352,702	14,633,606
Recursion Pharmaceuticals, Inc. (a)(d)	590,864	5,554,122
Regeneron Pharmaceuticals, Inc. (a)	83,776	62,974,419
Relay Therapeutics, Inc. (a)	266,851	4,958,092
Rigel Pharmaceuticals, Inc. (a)	50,481	33,903
Roivant Sciences Ltd. (a)	2,097,538	11,242,804
Rubius Therapeutics, Inc. (a)(d)	1,336,281	296,654
Sage Therapeutics, Inc. (a)	599,264	24,593,795
Saluda Medical Pty Ltd. warrants (a)(b)(c)	46,461	17,655
Sana Biotechnology, Inc. (a)(d)	180,676	901,573
Scholar Rock Holding Corp. (a)	424,602	3,299,158
Scholar Rock Holding Corp. warrants 12/31/25 (a)(b)	39,325	121,595
Seagen, Inc. (a)	18,150	2,203,229
Seres Therapeutics, Inc. (a)	1,771,843	11,516,980
Shattuck Labs, Inc. (a)	300,614	682,394
Sigilon Therapeutics, Inc. (a)	109,499	45,628
SpringWorks Therapeutics, Inc. (b)	113,900	2,478,692
SpringWorks Therapeutics, Inc. (a)(d)	767,031	18,546,810
Synlogic, Inc. (a)	627,609	375,436
Tango Therapeutics, Inc. (a)	229,426	1,722,989
Taysha Gene Therapies, Inc. (a)	215,637	476,558
TG Therapeutics, Inc. (a)	464,801	4,099,545
Twist Bioscience Corp. (a)	309,709	8,470,541
Tyra Biosciences, Inc. (a)	44,449	311,587
uniQure B.V. (a)	107,513	2,844,794
UNITY Biotechnology, Inc. (a)(d)	84,500	232,375
UNITY Biotechnology, Inc. warrants 8/22/27 (a)	637,325	28,978
Vaxcyte, Inc. (a)	300,889	13,858,947
Vera Therapeutics, Inc. (a)	142,549	2,380,568
Vertex Pharmaceuticals, Inc. (a)	62,318	19,717,415
Verve Therapeutics, Inc. (a)	132,893	3,087,104
Vor Biopharma, Inc. (a)	111,092	511,023
Yumanity Therapeutics, Inc. (a)	201,428	360,556
Zai Lab Ltd. ADR (a)	143,321	5,526,458
Zentalis Pharmaceuticals, Inc. (a)	194,549	4,303,424
		1,014,569,722
Health Care Equipment & Supplies - 3.7%
Abbott Laboratories	10,509	1,130,558
Blink Health LLC Series A1 (a)(b)(c)	65,933	2,550,288
DexCom, Inc. (a)	375,543	43,668,140
Figs, Inc. Class A (a)	119,176	933,148
Insulet Corp. (a)	498,342	149,188,645
Intuitive Surgical, Inc. (a)	206,583	55,857,977
Novocure Ltd. (a)(d)	1,424,396	109,450,589
Oddity Tech Ltd. (b)(c)	3,704	1,486,712
Outset Medical, Inc. (a)	401,348	8,460,416
Penumbra, Inc. (a)	6,414	1,343,797
Presbia PLC (a)(c)	96,997	1,455
PROCEPT BioRobotics Corp. (a)	361,324	15,500,800
Shockwave Medical, Inc. (a)	168,750	42,795,000
		432,367,525
Health Care Providers & Services - 1.6%
Alignment Healthcare, Inc. (a)	365,853	4,865,845
AmerisourceBergen Corp.	37,612	6,419,992
Centene Corp. (a)	136,484	11,880,932
Guardant Health, Inc. (a)	145,114	7,595,267
Humana, Inc.	67,910	37,343,709
McKesson Corp.	32,230	12,301,546
Progyny, Inc. (a)	75,533	2,766,774
The Oncology Institute, Inc. (a)(b)	446,788	629,971
UnitedHealth Group, Inc.	192,660	105,531,442
		189,335,478
Health Care Technology - 0.0%
DNA Script (b)(c)	115	88,853
DNA Script (b)(c)	439	339,187
		428,040
Life Sciences Tools & Services - 0.8%
10X Genomics, Inc. (a)(d)	576,724	22,296,150
Akoya Biosciences, Inc. (a)(d)	16,685	216,571
Danaher Corp.	33,201	9,077,485
Olink Holding AB ADR (a)	419,056	9,986,104
Seer, Inc. (a)	227,442	1,469,275
Thermo Fisher Scientific, Inc.	45,643	25,570,121
WuXi AppTec Co. Ltd. (H Shares) (e)	323,041	3,257,347
Wuxi Biologics (Cayman), Inc. (a)(e)	2,225,156	14,583,085
		86,456,138
Pharmaceuticals - 2.0%
Adimab LLC (a)(b)(c)(f)	196,899	7,933,061
Arvinas Holding Co. LLC (a)	56,385	2,314,040
Atea Pharmaceuticals, Inc. (a)	1,205,396	5,653,307
Bristol-Myers Squibb Co.	127,443	10,231,124
DICE Therapeutics, Inc. (a)	94,555	3,291,460
Dragonfly Therapeutics, Inc. (a)(b)(c)	31,376	384,984
Eli Lilly & Co.	243,743	90,448,152
Fulcrum Therapeutics, Inc. (a)	431,162	2,953,460
GH Research PLC (a)	346,792	3,793,904
Hansoh Pharmaceutical Group Co. Ltd. (e)	491,298	932,675
Harmony Biosciences Holdings, Inc. (a)(d)	584,344	34,926,241
Intra-Cellular Therapies, Inc. (a)	954,033	51,727,669
Nuvation Bio, Inc. (a)	1,121,002	2,141,114
OptiNose, Inc. (a)	1,594,962	2,823,083
OptiNose, Inc. warrants (a)	203,272	131,911
Pharvaris BV (a)	29,379	60,521
Pliant Therapeutics, Inc. (a)	423,405	7,782,184
Sienna Biopharmaceuticals, Inc. (a)(c)	341,613	3
Skyhawk Therapeutics, Inc. (a)(b)(c)	127,580	1,488,859
Theravance Biopharma, Inc. (a)	225,263	2,423,830
UCB SA	37,530	3,029,292
		234,470,874
TOTAL HEALTH CARE		1,957,627,777
INDUSTRIALS - 5.3%
Aerospace & Defense - 0.8%
AeroVironment, Inc. (a)	31,359	2,884,714
Lockheed Martin Corp.	67,312	32,659,109
Raytheon Technologies Corp.	154,801	15,281,955
Space Exploration Technologies Corp. Class A (a)(b)(c)	324,714	22,729,980
The Boeing Co. (a)	108,429	19,395,780
		92,951,538
Air Freight & Logistics - 0.1%
Delhivery Private Ltd.	486,000	2,016,847
United Parcel Service, Inc. Class B	86,466	16,405,194
		18,422,041
Airlines - 0.9%
Delta Air Lines, Inc. (a)	602,577	21,313,148
Ryanair Holdings PLC sponsored ADR (a)	6,345	480,253
Southwest Airlines Co.	790,074	31,531,853
Spirit Airlines, Inc. (a)	607,418	13,187,045
United Airlines Holdings, Inc. (a)	406,814	17,968,974
Wheels Up Experience, Inc. (a)(b)	961,536	1,230,766
Wheels Up Experience, Inc. Class A (a)	205,364	262,866
Wizz Air Holdings PLC (a)(e)	689,184	18,813,945
		104,788,850
Construction & Engineering - 0.2%
Fluor Corp. (a)	413,522	13,898,474
MasTec, Inc. (a)	32,644	2,965,055
Quanta Services, Inc.	45,575	6,830,781
		23,694,310
Electrical Equipment - 0.4%
Eaton Corp. PLC	77,929	12,737,495
Emerson Electric Co.	204,737	19,607,662
Fluence Energy, Inc. (a)(d)	2,527	43,414
Generac Holdings, Inc. (a)	97,345	10,271,844
NuScale Power Corp. (a)(d)	146,656	1,598,550
		44,258,965
Industrial Conglomerates - 0.1%
Honeywell International, Inc.	44,215	9,707,403
Machinery - 1.0%
Caterpillar, Inc.	101,793	24,064,883
Deere & Co.	103,018	45,430,938
Fortive Corp.	29,099	1,965,637
Illinois Tool Works, Inc.	56,685	12,894,137
Ingersoll Rand, Inc.	78,711	4,248,033
Xylem, Inc.	229,393	25,772,304
		114,375,932
Professional Services - 0.0%
LegalZoom.com, Inc. (a)	138,915	1,229,398
Road & Rail - 1.8%
Avis Budget Group, Inc. (a)	586,190	131,072,084
Bird Global, Inc. (a)(b)	156,425	36,165
Bird Global, Inc.:
Class A (a)	54,609	12,626
rights (a)(c)	27,377	1,095
rights (a)(c)	27,377	821
rights (a)(c)	27,377	548
CSX Corp.	55,129	1,802,167
Hertz Global Holdings, Inc. (d)	908,690	15,629,468
Union Pacific Corp.	284,018	61,754,034
		210,309,008
TOTAL INDUSTRIALS		619,737,445
INFORMATION TECHNOLOGY - 35.7%
Communications Equipment - 0.7%
Arista Networks, Inc. (a)	105,179	14,651,435
Ciena Corp. (a)(d)	883,847	39,737,761
Infinera Corp. (a)(d)	3,692,704	24,925,752
		79,314,948
Electronic Equipment & Components - 0.0%
Coherent Corp. (a)	118,407	4,341,985
TE Connectivity Ltd.	3,358	423,511
		4,765,496
IT Services - 4.2%
Accenture PLC Class A	127,310	38,311,398
Block, Inc. Class A (a)	37,992	2,574,718
Cloudflare, Inc. (a)(d)	1,215,180	59,713,945
IBM Corp.	128,699	19,163,281
MasterCard, Inc. Class A	383,691	136,747,472
MongoDB, Inc. Class A (a)	8,549	1,305,347
Okta, Inc. (a)	112,354	5,990,715
PayPal Holdings, Inc. (a)	157,350	12,337,814
Shopify, Inc. Class A (a)	447,898	18,400,062
Snowflake, Inc. (a)	95,273	13,614,512
Toast, Inc. (a)(d)	1,377,542	25,291,671
Visa, Inc. Class A	708,505	153,745,585
X Holdings I, Inc. (b)(c)	2,689	1,179,853
		488,376,373
Semiconductors & Semiconductor Equipment - 11.1%
Advanced Micro Devices, Inc. (a)	760,664	59,050,346
Applied Materials, Inc.	443,872	48,648,371
ASML Holding NV	19,282	11,725,770
Broadcom, Inc.	43,003	23,695,943
Cirrus Logic, Inc. (a)	414,043	30,933,153
Enphase Energy, Inc. (a)	74,974	24,035,915
First Solar, Inc. (a)	242,753	41,882,175
GlobalFoundries, Inc. (a)	106,498	6,853,146
KLA Corp.	62,595	24,609,224
Lam Research Corp.	17,471	8,252,951
Lattice Semiconductor Corp. (a)	4,800	349,584
Marvell Technology, Inc.	769,144	35,780,579
Micron Technology, Inc.	53,173	3,065,423
Monolithic Power Systems, Inc.	28,671	10,951,175
NVIDIA Corp.	4,584,638	775,858,289
onsemi (a)	164,406	12,363,331
Qualcomm, Inc.	162,594	20,566,515
Silicon Laboratories, Inc. (a)	524,192	76,238,484
SiTime Corp. (a)	157,110	16,568,821
SolarEdge Technologies, Inc. (a)	9,337	2,790,456
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	60,665	5,033,982
Teradyne, Inc.	82,273	7,688,412
Texas Instruments, Inc.	157,190	28,366,507
Wolfspeed, Inc. (a)(d)	129,048	11,733,044
		1,287,041,596
Software - 10.6%
Adobe, Inc. (a)	182,540	62,963,522
Atlassian Corp. PLC (a)	11,244	1,479,148
Autodesk, Inc. (a)	129,368	26,125,868
Bill.Com Holdings, Inc. (a)	1,890	227,594
Clear Secure, Inc. (d)	609	18,928
Coupa Software, Inc. (a)	18,597	1,176,074
Crowdstrike Holdings, Inc. (a)	102,050	12,006,183
Datadog, Inc. Class A (a)	50,394	3,818,857
Elastic NV (a)	45,618	2,791,365
ForgeRock, Inc. (a)(d)	464	10,092
HubSpot, Inc. (a)	52,337	15,859,681
Intuit, Inc.	74,939	30,544,387
Microsoft Corp.	2,338,323	596,599,730
Nutanix, Inc. Class A (a)	3,518,834	99,442,249
Oracle Corp.	1,107,132	91,925,170
Paycom Software, Inc. (a)	17,626	5,976,977
Paylocity Holding Corp. (a)	25,384	5,529,397
RingCentral, Inc. (a)	52,482	1,944,983
Riskified Ltd. (a)	18,693	96,456
Salesforce.com, Inc. (a)	1,234,791	197,875,258
Samsara, Inc. (d)	69,144	658,942
SentinelOne, Inc. (a)	77,127	1,118,342
ServiceNow, Inc. (a)	60,070	25,007,141
Stripe, Inc. Class B (a)(b)(c)	38,500	977,130
UiPath, Inc. Class A (a)(d)	1,298,300	16,189,801
Workday, Inc. Class A (a)	34,706	5,827,137
Zoom Video Communications, Inc. Class A (a)	171,284	12,919,952
Zscaler, Inc. (a)	81,291	10,848,284
		1,229,958,648
Technology Hardware, Storage & Peripherals - 9.1%
Apple, Inc.	6,443,276	953,798,148
Pure Storage, Inc. Class A (a)	3,430,678	100,141,491
Samsung Electronics Co. Ltd.	102,855	4,997,091
		1,058,936,730
TOTAL INFORMATION TECHNOLOGY		4,148,393,791
MATERIALS - 1.9%
Chemicals - 1.1%
Albemarle Corp.	43,429	12,072,828
CF Industries Holdings, Inc.	364,256	39,408,857
Cibus Corp. Series E (a)(b)(c)(f)	2,065,675	4,028,066
Corteva, Inc.	567,545	38,116,322
DuPont de Nemours, Inc.	221,893	15,645,675
The Mosaic Co.	315,096	16,164,425
		125,436,173
Containers & Packaging - 0.0%
Sealed Air Corp.	76,147	4,053,305
Metals & Mining - 0.8%
Barrick Gold Corp. (Canada) (d)	266,646	4,351,098
Freeport-McMoRan, Inc.	1,888,046	75,144,231
Rio Tinto PLC sponsored ADR (d)	223,093	15,313,104
		94,808,433
TOTAL MATERIALS		224,297,911
REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.	88,585	19,599,431
Equinix, Inc.	7,419	5,123,932
Simon Property Group, Inc.	101,422	12,113,844
		36,837,207
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (a)	143,540	11,425,784
WeWork, Inc. (a)	1,726,264	4,764,489
		16,190,273
TOTAL REAL ESTATE		53,027,480
UTILITIES - 0.1%
Electric Utilities - 0.1%
ORSTED A/S (e)	117,939	10,326,786
TOTAL COMMON STOCKS (Cost $10,038,076,363)		11,389,738,912

Preferred Stocks - 1.6%
	Shares	Value ($)
Convertible Preferred Stocks - 1.5%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd. Series E1 (a)(b)(c)	49,039	9,023,666
Reddit, Inc.:
Series E(a)(b)(c)	4,501	184,991
Series F(a)(b)(c)	88,486	3,636,775
		12,845,432
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(a)(b)(c)	22,348	97,437
Series C(a)(b)(c)	87,936	383,401
Series D(a)(b)(c)	219,600	957,456
		1,438,294
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (a)(b)(c)	1,400	496,958

Internet & Direct Marketing Retail - 0.0%
Instacart, Inc.:
Series H(a)(b)(c)	12,458	549,398
Series I(a)(b)(c)	6,009	264,997
Meesho Series F (a)(b)(c)	66,982	5,018,961
		5,833,356
Textiles, Apparel & Luxury Goods - 0.1%
Freenome, Inc.:
Series C(a)(b)(c)	141,369	1,294,940
Series D(b)(c)	125,665	1,151,091
Laronde, Inc. Series B (a)(b)(c)	81,282	1,645,148
Odyssey Therapeutics Series B (b)(c)	458,024	2,894,712
		6,985,891
TOTAL CONSUMER DISCRETIONARY		14,754,499

CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
GoBrands, Inc.:
Series G(a)(b)(c)	19,907	3,141,524
Series H(a)(b)(c)	20,720	3,269,823
		6,411,347
Food Products - 0.0%
AgBiome LLC Series D (a)(b)(c)	511,821	3,193,763
Bowery Farming, Inc. Series C1 (a)(b)(c)	27,155	616,419
		3,810,182
TOTAL CONSUMER STAPLES		10,221,529

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Apogee Therapeutics Series B (b)(c)	532,865	1,760,884
Paragon Biosciences Emalex Capital, Inc.:
Series C(a)(b)(c)	109,967	1,190,943
Series D1(b)(c)	190,900	2,067,447
Series D2(b)(c)	15,557	168,482
		5,187,756
HEALTH CARE - 0.6%
Biotechnology - 0.5%
Altos Labs, Inc. Series B (b)(c)	124,464	2,383,286
Ankyra Therapeutics Series B (a)(b)(c)	329,325	1,300,834
Asimov, Inc. Series B (a)(b)(c)	19,920	1,167,312
Bright Peak Therapeutics AG Series B (a)(b)(c)	282,257	781,852
Caris Life Sciences, Inc. Series D (a)(b)(c)	258,638	1,448,373
Castle Creek Biosciences, Inc.:
Series D1(b)(c)	4,476	911,940
Series D2(b)(c)	1,254	255,490
Cleerly, Inc. Series C (b)(c)	294,888	3,429,547
Deep Genomics, Inc. Series C (a)(b)(c)	155,443	1,559,093
Dianthus Therapeutics, Inc. Series A (b)(c)	333,765	1,245,911
Element Biosciences, Inc.:
Series B(a)(b)(c)	125,057	1,708,279
Series C(a)(b)(c)	114,255	1,560,723
ElevateBio LLC Series C (a)(b)(c)	247,600	1,132,275
Fog Pharmaceuticals, Inc. Series D (b)(c)	272,597	2,933,989
Generate Biomedicines Series B (b)(c)	191,856	1,559,789
Inscripta, Inc.:
Series D(a)(b)(c)	277,957	1,734,452
Series E(a)(b)(c)	215,182	1,342,736
Korro Bio, Inc.:
Series B1(b)(c)	379,289	724,442
Series B2(b)(c)	356,095	680,141
LifeMine Therapeutics, Inc. Series C (b)(c)	1,759,782	3,009,227
National Resilience, Inc.:
Series B(a)(b)(c)	182,315	11,071,990
Series C(a)(b)(c)	74,748	4,539,446
Quell Therapeutics Ltd. Series B (b)(c)	822,639	1,003,620
SalioGen Therapeutics, Inc. Series B (b)(c)	14,028	1,046,068
Saluda Medical Pty Ltd. Series D (b)(c)	154,870	1,787,200
Sonoma Biotherapeutics, Inc.:
Series B(a)(b)(c)	587,934	987,729
Series B1(a)(b)(c)	313,559	526,779
T-Knife Therapeutics, Inc. Series B (a)(b)(c)	241,456	924,776
Treeline Biosciences:
Series A(a)(b)(c)	283,817	2,443,750
Series A1(b)(c)	151,334	1,303,031
		56,504,080
Health Care Equipment & Supplies - 0.0%
Blink Health LLC Series C (a)(b)(c)	145,007	5,608,871
Kardium, Inc. Series D6 (a)(b)(c)	1,087,032	809,056
		6,417,927
Health Care Providers & Services - 0.0%
Boundless Bio, Inc. Series B (a)(b)(c)	756,226	688,166
Conformal Medical, Inc. Series C (a)(b)(c)	140,186	499,062
Scorpion Therapeutics, Inc. Series B (a)(b)(c)	260,848	326,060
		1,513,288
Health Care Technology - 0.1%
Aledade, Inc.:
Series B1(a)(b)(c)	26,096	1,253,391
Series E1(b)(c)	21,357	1,025,777
DNA Script:
Series B(b)(c)	6	4,636
Series C(a)(b)(c)	2,549	1,969,447
Omada Health, Inc. Series E (b)(c)	636,551	1,947,846
PrognomIQ, Inc.:
Series A5(a)(b)(c)	37,950	98,670
Series B(a)(b)(c)	196,968	512,117
Series C(b)(c)	65,704	170,830
Wugen, Inc. Series B (a)(b)(c)	121,894	636,287
		7,619,001
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series C (a)(b)(c)	582	128,925
Galvanize Therapeutics Series B (b)(c)	1,125,997	1,902,935
		2,031,860
TOTAL HEALTH CARE		74,086,156

INDUSTRIALS - 0.2%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series N (a)(b)(c)	19,900	13,930,000

Construction & Engineering - 0.1%
Beta Technologies, Inc.:
Series A(a)(b)(c)	10,545	869,119
Series B, 6.00%(b)(c)	20,919	1,724,144
		2,593,263
TOTAL INDUSTRIALS		16,523,263

INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (a)(b)(c)	754,820	415,151
Menlo Micro, Inc. Series C (b)(c)	993,699	1,053,321
		1,468,472
Semiconductors & Semiconductor Equipment - 0.1%
Alif Semiconductor Series C (b)(c)	43,034	744,919
Astera Labs, Inc.:
Series A(b)(c)	80,597	819,671
Series B(b)(c)	13,723	139,563
Series C(a)(b)(c)	372,400	3,787,308
Series D(b)(c)	273,573	2,782,237
GaN Systems, Inc.:
Series F1(b)(c)	63,044	347,372
Series F2(b)(c)	33,289	183,422
SiMa.ai:
Series B(a)(b)(c)	299,482	1,868,768
Series B1(b)(c)	167,848	1,225,290
Xsight Labs Ltd. Series D (a)(b)(c)	122,201	860,295
		12,758,845
Software - 0.1%
Bolt Technology OU Series E (b)(c)	17,815	2,279,097
Databricks, Inc.:
Series G(a)(b)(c)	37,815	1,786,759
Series H(a)(b)(c)	56,085	2,650,016
Evozyne LLC Series A (a)(b)(c)	78,000	1,216,020
Skyryse, Inc. Series B (a)(b)(c)	117,653	2,366,002
Stripe, Inc. Series H (a)(b)(c)	14,400	365,472
Tenstorrent, Inc. Series C1 (a)(b)(c)	16,900	903,136
		11,566,502
TOTAL INFORMATION TECHNOLOGY		25,793,819

MATERIALS - 0.1%
Chemicals - 0.0%
Farmers Business Network, Inc. Series G (a)(b)(c)	42,859	1,980,943

Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (a)(b)(c)	301,038	9,762,662

TOTAL MATERIALS		11,743,605

UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials Series C (a)(b)(c)	20,469	663,400

TOTAL CONVERTIBLE PREFERRED STOCKS		171,819,459
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Waymo LLC Series A2 (a)(b)(c)	6,592	303,825

Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. Series E (b)	127,757	6,276,484

TOTAL CONSUMER DISCRETIONARY		6,580,309

TOTAL PREFERRED STOCKS (Cost $176,695,604)		178,399,768

Convertible Bonds - 0.0%
	Principal Amount (g)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 10/27/25 (b)(c)(h)	1,957,700	1,742,745
4% 5/22/27 (b)(c)	310,600	267,333
4% 6/12/27 (b)(c)	82,200	70,750
		2,080,828
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Blink Health LLC 5% 1/15/24 (b)(c)	2,000,000	2,101,800
TOTAL CONVERTIBLE BONDS (Cost $4,350,500)		4,182,628

Preferred Securities - 0.0%
	Principal Amount (g)	Value ($)
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Kardium, Inc. 0% (b)(c)(i)	1,541,987	1,541,987
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (b)(c)	321,369	302,408
Semiconductors & Semiconductor Equipment - 0.0%
GaN Systems, Inc. 0% (b)(c)(i)	1,477,665	934,623
Software - 0.0%
Tenstorrent, Inc. 0% (b)(c)(i)	940,000	844,872
TOTAL INFORMATION TECHNOLOGY		2,081,903
TOTAL PREFERRED SECURITIES (Cost $4,281,021)		3,623,890

Money Market Funds - 3.2%
	Shares	Value ($)
Fidelity Cash Central Fund 3.86% (j)	22,939,926	22,944,514
Fidelity Securities Lending Cash Central Fund 3.86% (j)(k)	347,549,799	347,584,554
TOTAL MONEY MARKET FUNDS (Cost $370,529,068)		370,529,068

TOTAL INVESTMENT IN SECURITIES - 102.9% (Cost $10,593,932,556)	11,946,474,266
NET OTHER ASSETS (LIABILITIES) - (2.9)%	(334,869,299)
NET ASSETS - 100.0%	11,611,604,967

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $261,126,981 or 2.2% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $49,708,066 or 0.4% of net assets.

(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(i)	Security is perpetual in nature with no stated maturity date.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Adimab LLC	1/19/21	10,000,008

AgBiome LLC Series D	9/03/21	3,033,967

Aledade, Inc. Series B1	5/07/21	999,234

Aledade, Inc. Series E1	5/20/22	1,063,886

Alif Semiconductor Series C	3/08/22	873,527

Altos Labs, Inc. Series B	7/22/22	2,383,286

Ankyra Therapeutics Series B	8/26/21	1,854,693

Apogee Therapeutics Series B	11/15/22	1,760,884

Asimov, Inc. Series B	10/29/21	1,846,200

Astera Labs, Inc. Series A	5/17/22	819,631

Astera Labs, Inc. Series B	5/17/22	139,556

Astera Labs, Inc. Series C	8/24/21	1,251,934

Astera Labs, Inc. Series D	5/17/22	2,782,101

Beta Technologies, Inc. Series A	4/09/21	772,632

Beta Technologies, Inc. Series B, 6.00%	4/04/22	2,158,213

Bird Global, Inc.	5/11/21	1,564,250

Blink Health LLC Series A1	12/30/20	1,786,125

Blink Health LLC Series C	11/07/19 - 7/14/21	5,535,788

Blink Health LLC 5% 1/15/24	7/15/22	2,000,000

Bolt Technology OU Series E	1/03/22	4,628,275

Boundless Bio, Inc. Series B	4/23/21	1,020,905

Bowery Farming, Inc. Series C1	5/18/21	1,636,070

Bright Peak Therapeutics AG Series B	5/14/21	1,102,496

ByteDance Ltd. Series E1	11/18/20	5,373,408

Caris Life Sciences, Inc.	10/06/22	2,031,630

Caris Life Sciences, Inc. Series D	5/11/21	2,094,968

Castle Creek Biosciences, Inc. Series D1	4/19/22	962,474

Castle Creek Biosciences, Inc. Series D2	6/28/21	215,100

Castle Creek Pharmaceutical Holdings, Inc. Series C	12/09/19	239,697

Cibus Corp. Series E	6/23/21	3,635,588

Circle Internet Financial Ltd. Series E	5/11/21	2,073,500

Cleerly, Inc. Series C	7/08/22	3,473,958

Conformal Medical, Inc. Series C	7/24/20	514,071

Databricks, Inc. Series G	2/01/21	2,235,722

Databricks, Inc. Series H	8/31/21	4,121,358

Deep Genomics, Inc. Series C	7/21/21	2,254,110

Diamond Foundry, Inc. Series C	3/15/21	7,224,912

Dianthus Therapeutics, Inc. Series A	4/06/22	1,450,710

Discord, Inc. Series I	9/15/21	770,874

DNA Script	12/17/21	443,611

DNA Script Series B	12/17/21	4,804

DNA Script Series C	10/01/21	2,217,248

Dragonfly Therapeutics, Inc.	12/19/19	830,209

Element Biosciences, Inc. Series B	12/13/19	655,374

Element Biosciences, Inc. Series C	6/21/21	2,348,706

ElevateBio LLC Series C	3/09/21	1,038,682

Enevate Corp. Series E	1/29/21	836,858

Enevate Corp. 0% 1/29/23	1/29/21	321,369

Epic Games, Inc.	7/13/20 - 7/30/20	2,875,000

Evozyne LLC Series A	4/09/21	1,752,660

Fanatics, Inc. Class A	8/13/20 - 10/24/22	7,298,410

Farmers Business Network, Inc. Series G	9/15/21	2,664,021

Fog Pharmaceuticals, Inc. Series D	11/17/22	2,933,989

Freenome, Inc. Series C	8/14/20	934,916

Freenome, Inc. Series D	11/22/21	947,803

Galvanize Therapeutics Series B	3/29/22	1,949,422

GaN Systems, Inc. Series F1	11/30/21	534,613

GaN Systems, Inc. Series F2	11/30/21	282,291

GaN Systems, Inc. 0%	11/30/21	1,477,665

Generate Biomedicines Series B	11/02/21	2,273,494

GoBrands, Inc. Series G	3/02/21	4,971,122

GoBrands, Inc. Series H	7/22/21	8,049,525

Inscripta, Inc. Series D	11/13/20	1,270,263

Inscripta, Inc. Series E	3/30/21	1,900,057

Instacart, Inc. Series H	11/13/20	747,480

Instacart, Inc. Series I	2/26/21	751,125

Kardium, Inc. Series D6	12/30/20	1,104,251

Kardium, Inc. 0%	12/30/20	1,541,987

Korro Bio, Inc. Series B1	12/17/21	989,944

Korro Bio, Inc. Series B2	12/17/21	989,944

Laronde, Inc. Series B	8/13/21	2,275,896

LifeMine Therapeutics, Inc. Series C	2/15/22	3,583,954

Meesho Series F	9/21/21	5,135,664

Menlo Micro, Inc. Series C	2/09/22	1,317,148

National Resilience, Inc. Series B	12/01/20	2,490,423

National Resilience, Inc. Series C	6/28/21	3,319,559

Neutron Holdings, Inc. 4% 10/27/25	10/29/21	1,957,700

Neutron Holdings, Inc. 4% 5/22/27	6/04/20	310,600

Neutron Holdings, Inc. 4% 6/12/27	6/12/20	82,200

Oddity Tech Ltd.	1/06/22	1,594,239

Odyssey Therapeutics Series B	9/30/22	2,892,806

Omada Health, Inc. Series E	12/22/21	3,816,251

Paragon Biosciences Emalex Capital, Inc. Series C	2/26/21	1,176,647

Paragon Biosciences Emalex Capital, Inc. Series D1	10/21/22	2,067,447

Paragon Biosciences Emalex Capital, Inc. Series D2	5/18/22	134,101

PrognomIQ, Inc. Series A5	8/20/20	22,922

PrognomIQ, Inc. Series B	9/11/20	450,094

PrognomIQ, Inc. Series C	2/16/22	201,054

Quell Therapeutics Ltd. Series B	11/24/21	1,554,788

Rad Power Bikes, Inc.	1/21/21	826,883

Rad Power Bikes, Inc. Series A	1/21/21	107,803

Rad Power Bikes, Inc. Series C	1/21/21	424,189

Rad Power Bikes, Inc. Series D	9/17/21	2,104,602

Reddit, Inc. Series E	5/18/21	191,176

Reddit, Inc. Series F	8/11/21	5,467,939

Redwood Materials Series C	5/28/21	970,302

SalioGen Therapeutics, Inc. Series B	12/10/21	1,485,060

Saluda Medical Pty Ltd. Series D	1/20/22	1,975,505

Saluda Medical Pty Ltd. warrants	1/20/22	0

Scholar Rock Holding Corp. warrants 12/31/25	6/17/22	0

Scorpion Therapeutics, Inc. Series B	1/08/21	631,103

SiMa.ai Series B	5/10/21	1,535,564

SiMa.ai Series B1	4/25/22 - 10/17/22	1,190,194

Skyhawk Therapeutics, Inc.	5/21/21	2,094,864

Skyryse, Inc. Series B	10/21/21	2,903,673

Sonoma Biotherapeutics, Inc. Series B	7/26/21	1,161,934

Sonoma Biotherapeutics, Inc. Series B1	7/26/21	929,546

Space Exploration Technologies Corp. Class A	2/16/21 - 5/24/22	21,637,941

Space Exploration Technologies Corp. Series N	8/04/20	5,373,000

SpringWorks Therapeutics, Inc.	9/07/22	2,962,539

Stripe, Inc. Class B	5/18/21	1,544,943

Stripe, Inc. Series H	3/15/21	577,800

T-Knife Therapeutics, Inc. Series B	6/30/21	1,392,911

Tenstorrent, Inc. Series C1	4/23/21	1,004,778

Tenstorrent, Inc. 0%	4/23/21	940,000

The Beauty Health Co.	12/08/20	4,286,430

The Oncology Institute, Inc.	6/28/21	4,467,880

Treeline Biosciences Series A	7/30/21 - 10/27/22	2,221,578

Treeline Biosciences Series A1	10/27/22	1,303,031

Waymo LLC Series A2	5/08/20	566,037

Wheels Up Experience, Inc.	2/01/21	9,615,360

Wugen, Inc. Series B	7/09/21	945,276

X Holdings I, Inc.	10/27/21	2,482,445

Xsight Labs Ltd. Series D	2/16/21	977,119

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.86%	116,356,559	1,258,453,185	1,351,865,230	664,109	-	-	22,944,514	0.0%
Fidelity Securities Lending Cash Central Fund 3.86%	289,768,031	2,391,068,303	2,333,251,780	1,701,662	-	-	347,584,554	1.1%
Total	406,124,590	3,649,521,488	3,685,117,010	2,365,771	-	-	370,529,068

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	785,160,077	768,080,395	-	17,079,682
Consumer Discretionary	2,389,293,757	2,345,863,765	11,997,128	31,432,864
Consumer Staples	572,416,311	562,194,780	-	10,221,531
Energy	489,272,872	459,280,729	29,992,143	-
Financials	189,774,230	184,586,474	-	5,187,756
Health Care	2,031,713,933	1,916,012,934	24,576,413	91,124,586
Industrials	636,260,708	576,174,209	20,830,792	39,255,707
Information Technology	4,174,187,610	4,141,239,717	4,997,091	27,950,802
Materials	236,041,516	220,269,845	-	15,771,671
Real Estate	53,027,480	53,027,480	-	-
Utilities	10,990,186	-	10,326,786	663,400

Corporate Bonds	4,182,628	-	-	4,182,628

Preferred Securities	3,623,890	-	-	3,623,890

Money Market Funds	370,529,068	370,529,068	-	-
Total Investments in Securities:	11,946,474,266	11,597,259,396	102,720,353	246,494,517

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$191,282,621
Net Realized Gain (Loss) on Investment Securities	(1,003,365)
Net Unrealized Gain (Loss) on Investment Securities	(25,854,766)
Cost of Purchases	79,342,374
Proceeds of Sales	(733,353)
Amortization/Accretion	-
Transfers into Level 3	5,768,374
Transfers out of Level 3	(2,307,368)
Ending Balance	$246,494,517
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2022	$(25,852,986)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
		November 30, 2022

Assets
Investment in securities, at value (including securities loaned of $358,957,769) - See accompanying schedule:
Unaffiliated issuers (cost $10,223,403,488)	$11,575,945,198
Fidelity Central Funds (cost $370,529,068)	370,529,068

Total Investment in Securities (cost $10,593,932,556)		$11,946,474,266
Foreign currency held at value (cost $425,924)		457,191
Receivable for investments sold		21,976,736
Receivable for fund shares sold		2,575,343
Dividends receivable		7,465,680
Interest receivable		85,249
Distributions receivable from Fidelity Central Funds		205,959
Other receivables		189,773
Total assets		11,979,430,197
Liabilities
Payable for investments purchased	$10,640,808
Payable for fund shares redeemed	4,235,138
Accrued management fee	4,007,637
Other payables and accrued expenses	1,359,638
Collateral on securities loaned	347,582,009
Total Liabilities		367,825,230
Net Assets		$11,611,604,967
Net Assets consist of:
Paid in capital		$10,933,409,512
Total accumulated earnings (loss)		678,195,455
Net Assets		$11,611,604,967
Net Asset Value , offering price and redemption price per share ($11,611,604,967 ÷ 690,023,519 shares)		$16.83

Statement of Operations
		Year ended November 30, 2022
Investment Income
Dividends		$67,688,528
Interest		100,820
Income from Fidelity Central Funds (including $1,701,662 from security lending)		2,365,771
Total Income		70,155,119
Expenses
Management fee	$52,271,948
Independent trustees' fees and expenses	41,398
Interest	345
Total expenses before reductions	52,313,691
Expense reductions	(399)
Total expenses after reductions		52,313,292
Net Investment income (loss)		17,841,827
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $268,484)	(392,628,676)
Foreign currency transactions	(40,132)
Futures contracts	1,201,543
Total net realized gain (loss)		(391,467,265)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $749,098)	(3,953,668,304)
Unfunded commitments	1,136,527
Assets and liabilities in foreign currencies	39,163
Total change in net unrealized appreciation (depreciation)		(3,952,492,614)
Net gain (loss)		(4,343,959,879)
Net increase (decrease) in net assets resulting from operations		$(4,326,118,052)
Statement of Changes in Net Assets

	Year ended November 30, 2022	Year ended November 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,841,827	$(936,782)
Net realized gain (loss)	(391,467,265)	610,189,315
Change in net unrealized appreciation (depreciation)	(3,952,492,614)	2,584,713,305
Net increase (decrease) in net assets resulting from operations	(4,326,118,052)	3,193,965,838
Distributions to shareholders	(380,672,676)	(77,746,793)
Share transactions
Proceeds from sales of shares	4,035,985,469	6,585,080,711
Reinvestment of distributions	379,380,027	77,746,793
Cost of shares redeemed	(3,067,304,400)	(2,808,800,801)
Net increase (decrease) in net assets resulting from share transactions	1,348,061,096	3,854,026,703
Total increase (decrease) in net assets	(3,358,729,632)	6,970,245,748

Net Assets
Beginning of period	14,970,334,599	8,000,088,851
End of period	$11,611,604,967	$14,970,334,599

Other Information
Shares
Sold	224,328,843	315,731,938
Issued in reinvestment of distributions	16,416,271	4,040,894
Redeemed	(167,608,003)	(131,432,053)
Net increase (decrease)	73,137,111	188,340,779

Financial Highlights
Fidelity® Growth Company K6 Fund

Years ended November 30,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$24.27	$18.67	$11.19	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.03	- D,E	- D	.01
Net realized and unrealized gain (loss)	(6.87)	5.78	7.49	1.18
Total from investment operations	(6.84)	5.78	7.49	1.19
Distributions from net investment income	-	(.02)	(.01)	-
Distributions from net realized gain	(.60)	(.16)	-	-
Total distributions	(.60)	(.18)	(.01)	-
Net asset value, end of period	$16.83	$24.27	$18.67	$11.19
Total Return F,G	(28.85)%	31.20%	66.95%	11.90%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.45%	.45%	.45%	.45% J
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45% J
Expenses net of all reductions	.45%	.45%	.45%	.45% J
Net investment income (loss)	.15%	(.01)% E	.01%	.29% J
Supplemental Data
Net assets, end of period (000 omitted)	$11,611,605	$14,970,335	$8,000,089	$1,853,643
Portfolio turnover rate K,L	23%	22%	18%	16% M

A For the period June 13, 2019 (commencement of operations) through November 30, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Amount represents less than $.005 per share.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.07)%.

F Total returns for periods of less than one year are not annualized.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L Portfolio turnover rate excludes securities received or delivered in-kind.

M Amount not annualized.

Notes to Financial Statements
For the period ended November 30, 2022

1. Organization.
Fidelity Growth Company K6 Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$238,687,996	Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	5.5 - 23.0 / 7.0	Increase
			Enterprise value/Revenue multiple (EV/R)	2.2 - 24.0 / 7.1	Increase
			Enterprise value/Gross profit multiple (EV/GP)	7.5	Increase
			Premium rate	5.0%	Increase
			Probability rate	25.0% - 75.0% / 50.0%	Increase
		Market approach	Parity price	$0.79	Increase
			Discount rate	5.3% - 53.6% / 26.2%	Decrease
			Transaction price	$0.02 - $215.03 / $27.60	Increase
			Probability rate	25.0% - 75.0% / 50.0%	Increase
		Discounted cash flow	Discount rate	14.0%	Decrease
			Weighted average cost of capital (WACC)	25.0% - 37.0% / 32.5%	Decrease
			Exit multiple	1.8 - 5.5 / 3.3	Increase
		Book value	Book value multiple	1.0	Increase
		Black scholes	Volatility	55.0% - 100.0% / 68.6%	Increase
			Term	2.0 - 4.0 / 2.5	Increase
Corporate Bonds	$4,182,628	Market comparable	Discount rate	21.7% - 29.2% / 25.1%	Decrease
			Enterprise value/Revenue multiple (EV/R)	2.9 - 12.0 / 7.4	Increase
			Probability rate	10.0% - 50.0% / 33.2%	Increase
		Black scholes	Volatility	50.0% - 75.0% / 61.3%	Increase
			Term	0.6 - 1.1 / 0.8	Increase
Preferred Securities	$3,623,890	Market comparable	Enterprise value/Revenue multiple (EV/R)	4.8	Increase
			Probability rate	10.0% - 90.0% / 50.0%	Increase
		Market approach	Discount rate	10.0% - 50.0% / 20.5%	Decrease
			Transaction price	$1.11 - $100.00 / $88.88	Increase
			Probability rate	25.0% - 75.0% / 50.0%	Increase
		Black scholes	Volatility	70.0% - 100.0% / 77.9%	Increase
			Term	2.0 - 3.0 / 2.3	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind,   partnerships, capital loss carryforwards and   losses deferred due to wash sale.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,671,355,400
Gross unrealized depreciation	(1,357,292,769)
Net unrealized appreciation (depreciation)	$1,314,062,631
Tax Cost	$10,632,411,635

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,372,714
Capital loss carryforward	$(652,136,285)
Net unrealized appreciation (depreciation) on securities and other investments	$1,314,096,889

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(477,411,298)
Long-term	(174,724,987)
Total capital loss carryforward	$(652,136,285)

The tax character of distributions paid was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$ 110,477,145	$ 47,777,363
Long-term Capital Gains	270,195,531	29,969,430
Total	$380,672,676	$77,746,793

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Growth Company K6 Fund	11,961,127.10

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth Company K6 Fund	2,738,099,249	2,627,185,755

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Growth Company K6 Fund	37,569,308	275,040,157	687,087,050

Unaffiliated Exchanges In-Kind.   Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Growth Company K6 Fund	92,411,202	1,624,959,544

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Growth Company K6 Fund	19,127,529	231,544,936	416,988,954

Prior Year Unaffiliated Exchanges In-Kind.   Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Growth Company K6 Fund	142,380,312	2,958,974,001

6. Fees and Other Transactions with Affiliates.
Management Fee.   Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth Company K6 Fund	$73,102

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Growth Company K6 Fund	Borrower	$39,399,000.32%		$345

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Growth Company K6 Fund	408,708,620	231,850,917	(64,106,276)

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Growth Company K6 Fund	$181,376	$13,922	$394,231

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $399.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Growth Company K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company K6 Fund (the "Fund"), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from June 13, 2019 (commencement of operations) through November 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 13, 2019 (commencement of operations) through November 30, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
January 12, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period- C June 1, 2022 to November 30, 2022

Fidelity® Growth Company K6 Fund	.45%
Actual		$ 1,000	$ 1,006.60	$ 2.26
Hypothetical- B		$ 1,000	$ 1,022.81	$ 2.28

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates 99.56% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 41% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 44% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.9893924.103
GCF-K6-ANN-0123

Item 2.

Code of Ethics

As of the end of the period, November 30, 2022, Fidelity Mt. Vernon Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Growth Company Fund, Fidelity Growth Company K6 Fund and Fidelity Series Growth Company Fund (the “Funds”):

Services Billed by Deloitte Entities

November 30, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$103,500	$-	$9,700	$1,600
Fidelity Growth Company K6 Fund	$95,200	$-	$8,800	$1,500
Fidelity Series Growth Company Fund	$65,300	$-	$8,800	$1,500

November 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$112,500	$-	$9,000	$1,600
Fidelity Growth Company K6 Fund	$66,100	$-	$8,500	$1,600
Fidelity Series Growth Company Fund	$63,100	$-	$9,000	$1,500

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Growth Strategies Fund, Fidelity Growth Strategies K6 Fund and Fidelity New Millennium Fund (the “Funds”):

Services Billed by PwC

November 30, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Strategies Fund	$40,400	$3,600	$8,000	$1,200
Fidelity Growth Strategies K6 Fund	$37,300	$3,300	$7,200	$1,100
Fidelity New Millennium Fund	$55,300	$4,800	$67,200	$1,600

November 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Strategies Fund	$39,400	$3,900	$7,800	$1,300
Fidelity Growth Strategies K6 Fund	$36,300	$3,500	$7,000	$1,200
Fidelity New Millennium Fund	$53,800	$5,100	$40,600	$1,700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	November 30, 2022A	November 30, 2021A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2022A	November 30, 2021A
Audit-Related Fees	$7,914,600	$8,522,600
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	November 30, 2022A	November 30, 2021A
Deloitte Entities	$489,500	$552,800
PwC	$12,993,300	$14,203,200

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Mt. Vernon Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 19, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	January 19, 2023